    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2003

                                                      1933 Act File No. 33-15867
                                                      1940 Act File No. 811-4273

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]               Pre-Effective Amendment No.

[X]               Post-Effective Amendment No.   26_
                                                -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]               Amendment No.   26
                                 -----

                        (Check appropriate box or boxes)

BERGER OMNI INVESTMENT TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

210 University Boulevard, Denver, Colorado                80206
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (303) 329-0200
                                                    ----------------------------

Jack R. Thompson, 210 University Boulevard, Denver, CO 80206
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

                           immediately upon filing pursuant to paragraph (b)
                           on (date) pursuant to paragraph (b)
                           60 days after filing pursuant to paragraph (a)(1)
                           on (date) pursuant to paragraph (a)(1)
                           75 days after filing pursuant to paragraph (a)(2)
                           on (date) pursuant to paragraph (a)(2) of Rule 485
                  XX       on January 28, 2003, pursuant to paragraph (a)(3)

If appropriate, check the following box:

                  __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:         Shares of Beneficial Interest of
the Berger Small Cap Value Fund - Investor Shares and the Berger Small Cap Value Fund - Institutional Shares
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



         This amendment to the Registration Statement of Berger Omni Investment Trust contains the following:

Two Prospectuses:
         One for the Berger Small Cap Value Fund - Investor Shares
         One for the Berger Small Cap Value Fund -- Institutional Shares

Two Statements of Additional Information:
         One for the Berger Small Cap Value Fund - Investor Shares
         One for the Berger Small Cap Value Fund -- Institutional Shares

One Part C


         The purpose of this Post-Effective Amendment No. 26 is to amend the Registration Statement of the Berger Omni Investment Trust (the "Trust"). Pursuant to a request for accelerated approval of this filing, this Amendment and the Trust's Post-Effective Amendment No. 25 (filed on November 29, 2002) are to be effective January 28, 2003.

                  BERGER SMALL CAP VALUE FUND - INVESTOR SHARES



                           PROSPECTUS January 28, 2003



                              [BERGER FUNDS LOGO]





Due to Small Cap Value Fund's current size relative to the range of suitable investments available to the Fund, the Fund has discontinued public sale of its shares to new investors. Shareholders who have open Fund accounts may make additional investments and reinvest dividends and capital gains distributions. Under certain circumstances, current shareholders may also open additional accounts. If a Fund account is closed, however, additional investments in the Fund may not be possible.

The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Fund will meet its investment goal and you could lose money in the Fund.

                              IMPORTANT INFORMATION



On September 3, 2002, Stilwell Financial Inc. (Stilwell), the parent company of Berger Financial Group LLC (BFG), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC (Janus Capital). As a result of the consolidation, effective January 1, 2003, Janus Capital Corporation and Stilwell Financial Inc. merged and the new organization
- Janus Capital Group Inc. - is now responsible for the strategic direction of its investment management subsidiaries including BFG. BFG is now 86% owned by Janus Capital and it is anticipated that BFG will be dissolved.



In connection with the reorganization of BFG, the Berger Funds' Independent Trustees approved, subject to shareholder approval, the appointment of Janus Capital as the adviser to certain Berger value funds and the reorganization of these funds into the Janus fund family. Shareholders of Berger Small Cap Value Fund will be asked to vote on this proposal. Under the proposed reorganization, Perkins, Wolf, McDonnell & Company (PWM) will remain the sub-adviser to Berger Small Cap Value Fund and the Fund will be merged into a newly created Janus small cap value fund.



It is anticipated that shareholders will be receiving materials about the proposals in January and that a shareholders meeting will be held in March 2003. It is also anticipated that, subsequent to the shareholders meeting, Janus Capital will acquire a minority interest in PWM.





                           BERGER SMALL CAP VALUE FUND

    Due to the Fund's size relative to the range of suitable investments available to the Fund, the Trustees have decided to restrict the Fund's growth. Therefore, the Berger Small Cap Value Fund (the "Fund") was closed to new investors on March 31, 2000. You may continue to purchase Investor Shares or Institutional Shares in the Fund if:

-   You are an existing shareholder in the Fund as of the closing date and you:

    -   Add to your account through the purchase of additional Fund shares.

    - Add to your account through the reinvestment of dividends and cash distributions from any shares owned in the Fund;

- You are a discretionary investment adviser that invests through existing accounts in the Fund or at a financial intermediary; or

- You are a participant of a qualified defined contribution retirement plan (for example, a 401(k) plan, profit sharing plan and money purchase plan),403(b) plan or 457 plan that invests through existing accounts in the Fund or at a financial intermediary.

    If you redeem or exchange all your remaining Fund shares you will not be permitted to buy back into the Fund so long as the Fund remains closed to new investors. If your Fund account drops below the applicable minimum balance, all your remaining shares will be subject to involuntary redemption by the Fund as described in the Prospectus.

    The Fund may resume sales to new investors at some future date if the Trustees of the Fund determine that it is in the best interests of the Fund and its shareholders.

BERGER FUNDS and BERGER SMALL CAP VALUE FUND are registered servicemarks of Berger Financial Group LLC; THE BERGER MOUNTAIN LOGO is a registered trademark of Berger Financial Group LLC; and other marks referred to herein are the trademarks, servicemarks, registered trademarks or registered servicemarks of the respective owners thereof.

TABLE OF CONTENTS

BERGER FUNDS(R) are a family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. This prospectus offers the class of shares designated as Investor Shares of the Berger Small Cap Value Fund, which are available to the general public.

BERGER SMALL CAP VALUE FUND(R) - INVESTOR SHARES .....................    4
THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES ..................    4
PRINCIPAL RISKS ......................................................    4
THE FUND'S PAST PERFORMANCE ..........................................    5
FUND EXPENSES ........................................................    6
INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS ...............    8
RISK AND INVESTMENT TABLE ............................................    9
RISK AND INVESTMENT GLOSSARY .........................................    9
HOW TO CONTACT US ....................................................   13
TO OPEN AN ACCOUNT OR PURCHASE SHARES ................................   15
EXCHANGING SHARES ....................................................   18
SELLING (REDEEMING) SHARES ...........................................   20
SIGNATURE GUARANTEES/SPECIAL DOCUMENTATION ...........................   21
INFORMATION ABOUT YOUR ACCOUNT .......................................   22
EXCESSIVE TRADING ....................................................   22
ONLINE AND TELEPHONE CONSIDERATIONS ..................................   22
YOUR SHARE PRICE .....................................................   22
PRIVACY NOTICE .......................................................   24
DISTRIBUTIONS AND TAXES ..............................................   26
TAX-SHELTERED RETIREMENT PLANS .......................................   27
ORGANIZATION OF THE FUND .............................................   28
INVESTMENT MANAGERS ..................................................   28
12B-1 ARRANGEMENTS ...................................................   29
SPECIAL FUND STRUCTURE ...............................................   29
FINANCIAL HIGHLIGHTS FOR THE FUND ....................................   30



                                                 Berger Funds o January 28, 2003
                                  Berger Small Cap Value Fund - Investor Shares

4

BERGER SMALL CAP VALUE FUND - INVESTOR SHARES

Ticker Symbol    BSCVX
Fund Number         120

THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued.

The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The Fund's investment manager generally looks for companies with:

o A low price relative to their assets, earnings, cash flow or business franchise

o   Products and services that give them a competitive advantage

o   Quality balance sheets and strong management.


The investment manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.


PRINCIPAL RISKS

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations.



Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Investor Shares

Berger Small Cap Value Fund

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

THE FUND'S PAST PERFORMANCE

The information below shows the Fund's performance through December 31, 2002. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

[BAR GRAPH]

16.27%   6.70%  26.06%  25.60%  36.51%   1.43%   14.31%  26.82%   20.05% -15.59%
 1993    1994    1995    1996    1997     1998    1999    2002     2001    2002

BEST QUARTER: 12/31/01                                  24.60%


WORST QUARTER: 9/30/02                                 -22.57%



(1) Returns for periods before February 14, 1997, do not include the .25% 12b-1 fee which has been paid by the Investor Shares class since the Fund adopted share classes on that date. This would have reduced the Fund's return.


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 2000 Value Index, the Fund's benchmark index. The Russell 2000 Value Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 2000 companies with lower price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company value-stock performance. While the Fund does not seek to match the returns of the index, it is a good indicator of general stock market performance. You may not invest in the index, and unlike the Fund, it does not incur fees or charges.



                                                 Berger Funds o January 28, 2003
                                   Berger Small Cap Value Fund - Investor Shares

6

BERGER SMALL CAP VALUE FUND - INVESTOR SHARES


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2002(1)



                                   1 Year            5 Years      10 Years
--------------------------------------------------------------------------
Return Before Taxes                -15.59%            8.30%        14.86%

Return After Taxes on
 Distributions                     -16.31%            6.55%        11.80%

Return After Taxes on
 Distributions and Sale
 of Fund Shares(2)                  -8.94%            6.15%        11.10%

Russell 2000 Value
 (reflects no deduction for
 fees, expenses or taxes)          -11.43%            2.71%        10.85%
--------------------------------------------------------------------------


(1) Returns for periods before February 14,1997,do not include the .25% 12b-1 fee which has been paid by the Investor Shares class since the Fund adopted share classes on that date. This would have reduced the Fund's return.


(2) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.


FUND EXPENSES

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES


(deducted directly from the Fund)                                 %
--------------------------------------------------------------------
Management fee                                                   .77

Distribution (12b-1) fee                                         .25

Other expenses                                                   .15
--------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.17

Waiver(1)                                                       -.02
--------------------------------------------------------------------
NET EXPENSES                                                    1.15
--------------------------------------------------------------------


(1) Pursuant to a written agreement and effective March 31,2000,the Fund's Adviser waives a portion of the 12b-1 fee by the amount such fee is not used in connection with the distribution or servicing of the Investor Shares of the Fund during any period in which the Fund remains closed to new investors.

UNDERSTANDING EXPENSES

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.



Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Investor Shares

Berger Small Cap Value Fund

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o   $10,000 initial investment

o   5% total return for each year


o Fund operating expenses remain the same for each period (except that the example reflects the expense waiver by Berger Financial Group LLC for the one-year period and the first year of the three-, five- and ten-year periods)


o   Redemption after the end of each period

o   Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:


YEARS                                             $
-----------------------------------------------------
One                                               117
Three                                             370
Five                                              642
Ten                                             1,419
-----------------------------------------------------




                                                 Berger Funds o January 28, 2003
                                   Berger Small Cap Value Fund - Investor Shares

8

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS

BEFORE YOU INVEST...

in the Fund, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true--the lower the risk, the lower the potential for return.

Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDICor any other government agency. The Fund is not a complete investment program but may serve to diversify other types of investments in your portfolio. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money by investing in the Fund.

The table on the following page will help you further understand the risks the Fund takes by investing in certain securities and the investment techniques used by the Fund. A glossary follows. You may get more detailed information about the risks of investing in the Fund in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

KEY TO TABLE


Follow down the column under the name of the Fund. The boxes will tell you:


Y Yes, the security or technique is permitted by a Fund and is EMPHASIZED by the Fund.

<       (Note: character is a hollow Y) Yes, the security or technique is
        PERMITTED by the Fund.

F The RESTRICTION IS FUNDAMENTAL to the Fund. (Fundamental restrictions cannot be changed without a shareholder vote.)

5 Use of a security or technique is permitted, but subject to a RESTRICTION OF UP TO 5% OF TOTAL ASSETS.

[ ] (Note: character is a hollow 5) Use of a security or technique is permitted, but subject to a RESTRICTION OF UP TO 5% OF NET ASSETS.

[ ][ ] (Note: character is a hollow 10) Use of a security or technique is permitted, but subject to a RESTRICTION OF UP TO 10% OF NET ASSETS.

NOTES TO TABLE

(1) The Fund has no minimum quality standards for convertible securities, although it will not invest in defaulted securities. It also will not invest 20% or more of its assets in convertible securities rated below investment grade or in unrated convertible securities that the sub-adviser considers to be below investment grade.

(2) The Fund may use options only for hedging. Not more than 5% of the Fund's net assets may be used for premiums for options, although the Fund may have more at risk under these contracts than the premium. However, the Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.



Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Investor Shares

Berger Small Cap Value Fund

                                                                       BERGER
                                                                      SMALL CAP
RISK AND INVESTMENT TABLE                                            VALUE FUND
--------------------------------------------------------------------------------
DIVERSIFICATION                                                           F
--------------------------------------------------------------------------------
SMALL COMPANY SECURITIES                                                  Y
Market, liquidity and information risk
--------------------------------------------------------------------------------
SECTOR FOCUS                                                              Y
Market and liquidity risk
--------------------------------------------------------------------------------
FOREIGN SECURITIES
Market, currency, transaction, liquidity, information, economic and       <
political risk
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES(1)
Market, interest rate, prepayment and credit risk                         <
--------------------------------------------------------------------------------
INVESTMENT GRADE BONDS (NONCONVERTIBLE)
Interest rate, market, call and credit risk                               <
--------------------------------------------------------------------------------
COMPANIES WITH LIMITED OPERATING HISTORIES                               5F
Market, liquidity and information risk
--------------------------------------------------------------------------------
ILLIQUID SECURITIES                                               [ ] [ ] F
Market, liquidity and transaction risk
--------------------------------------------------------------------------------
INITIAL PUBLIC OFFERINGS (IPOS)
Market, liquidity and information risk                                    <
--------------------------------------------------------------------------------
SPECIAL SITUATIONS                                                        Y
Market and information risk
--------------------------------------------------------------------------------
TEMPORARY DEFENSIVE MEASURES
Opportunity risk                                                          <
--------------------------------------------------------------------------------
BORROWING                                                                5F
Leverage risk
--------------------------------------------------------------------------------
HEDGING STRATEGIES
OPTIONS(2) (EXCHANGE-TRADED AND OVER-THE-COUNTER)
Hedging, credit, correlation and leverage risk                          [ ]
--------------------------------------------------------------------------------
WRITING (SELLING) COVERED CALL OPTIONS(2)
(EXCHANGE-TRADED AND OVER-THE-COUNTER)
Opportunity, credit and leverage risk                               [ ] [ ]

RISK AND INVESTMENT GLOSSARY

BORROWING refers to a loan of money from a bank or other financial institution undertaken by the Fund for temporary or emergency reasons only.

CALL RISK is the possibility that an issuer may redeem or "call" a fixed-income security before maturity at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

COMMON STOCK is a share of ownership (equity) interest in a company.




                                                 Berger Funds o January 28, 2003
                                   Berger Small Cap Value Fund - Investor Shares

10

COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

CONVERTIBLE SECURITIES are debt or equity securities that may be converted on specified terms into stock of the issuer.

CORRELATION RISK occurs when the Fund "hedges"--uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to each other the way the Fund managers expect them to, then unexpected results may occur.

CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default, be downgraded or become unable to pay its obligations when due.

CURRENCY RISK happens when the Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when the Fund's investments are converted to U.S. dollars.

DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The Fund is a diversified fund.

ECONOMIC RISK is the risk associated with the fact that foreign economies are often less diverse than the U.S. economy. This lack of diversity may lead to greater volatility and could negatively affect foreign investment values. In addition, it is often difficult for domestic investors to understand all the economic factors that influence foreign markets, thus making it harder to evaluate the Fund's holdings.

FOREIGN SECURITIES are issued by companies located outside the United States. The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S.

HEDGING RISK comes into play when the Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. However, a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

ILLIQUID SECURITIES are securities that, by their nature, cannot be sold readily. The Fund will not invest more than 10% of its net assets in these securities.



Berger Funds o January 28, 2003
Berger  Small Cap Value Fund - Investor Shares

Berger Small Cap Value Fund

INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable because of prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as the Fund grows in size.

INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

INVESTMENT-GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment-grade bonds.

LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This magnified change can result in a loss that exceeds the amount that was invested in the contract or security.

LIQUIDITY RISK occurs when investments cannot be sold readily. The Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate and that such movements might reduce an investment's value.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar but settle in cash.

POLITICAL RISK comes into play with investments, particularly foreign investments, that may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.



                                                 Berger Funds o January 28, 2003
                                   Berger Small Cap Value Fund - Investor Shares

12

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

SECTOR FOCUS occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries. These related industries, or sectors, are narrowly defined segments of the economy, i.e. utilities, technology, healthcare services, telecommunications, etc. There may be additional risks associated with a Fund whose investments are focused in a small number of sectors. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a Fund that does not invest in similarly related companies. The Fund will not concentrate 25% or more of its total assets in any one industry. Sector focus may increase both market and liquidity risk.

SMALL COMPANY SECURITIES are securities issued by small companies, as measured by their market capitalization. The market capitalization range targeted by the Fund appears under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks.

SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change that may significantly affect the value of their securities.

TEMPORARY DEFENSIVE MEASURES Although the Fund reserves the right to take temporary defensive measures, it is the intention of the Fund to remain fully invested at all times. In response to adverse market, economic, political, or other conditions, a Fund's investment manager may believe taking temporary defensive measures is warranted. When this happens, the Fund may increase its investment in government securities and other short-term securities that are inconsistent with the Fund's principal investment strategies. In addition, certain unusual circumstances may force a Fund to temporarily depart from the investment requirement implied by its name.

TRANSACTION RISK means that the Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Fund assets may increase this risk. However, custodial risks of using the depository may be minimized through analysis and continuous monitoring by the Fund's primary custodian.

WRITING (SELLING) COVERED CALL OPTIONS is the selling of a contract to another party that gives them the right but not the obligation to buy a particular security from you. The Fund will write call options only if it already owns the security (if it is "covered").



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                                                                              13

Berger Small Cap Value Fund

HOW TO CONTACT US

ONLINE

You can access bergerfunds.com to obtain information about Berger Funds and to perform maintenance and transactions on your account including:

o   Opening new accounts

o   Purchasing, exchanging and selling shares

o   Reviewing Fund information and performance

o   Changing your address

o   Viewing electronic financial reports, prospectuses and statements

o   Downloading applications and account servicing forms

QUICK ACCESS

You can obtain Fund prices and purchase, exchange, and sell shares using our automated phone system (voice activated or touch tone).

o   1-800-551-5849,Option 1.

BERGER INVESTOR SERVICE REPRESENTATIVES

Our Representatives can assist you with any questions and requests you have regarding your Berger Funds or CAT Portfolio accounts.

o   1-800-551-5849



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14

HOW TO CONTACT US (CONTINUED)

BY MAIL

SEND NEW ACCOUNT APPLICATIONS AND WRITTEN CORRESPONDENCE TO:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958

SEND OVERNIGHT, CERTIFIED OR REGISTERED MAIL TO:

Berger Funds
330 West 9th Street, 1st Floor
Kansas City, MO 64105

SEND PURCHASES FOR EXISTING ACCOUNTS TO:

Berger Funds
P.O. Box 219529
Kansas City, MO 64121-9529


Pending approval by the Berger Funds' shareholders, the Berger Funds will be reorganized into the Janus family of funds effective on or about March 24, 2003. After the effective date of the reorganization, all subsequent requests and correspondence should be mailed to:



Janus
P.O. Box 173375
Denver, CO 80217-3375



Beginning 60 days after the merger date (approximately May 24, 2003),mail sent to any of the Berger Funds addresses will be returned to sender.




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                                                                              15

Berger Small Cap Value Fund

TO OPEN AN ACCOUNT OR PURCHASE SHARES

Although the Fund has discontinued public sale to new investors, shareholders who have open Fund accounts may continue to purchase shares and reinvest dividends and capital gains. Once a Fund account is closed, it may not be reopened. An account may be considered closed and subject to redemption by the Fund under certain circumstances described in "Redemption by the Fund of Certain Accounts."

MINIMUM INITIAL INVESTMENTS*
-------------------------------------------------------------
Regular investment                                    $ 2,500
Low Minimum Investment Plan                           $ 50
IRA                                                   $ 500
-------------------------------------------------------------

MINIMUM SUBSEQUENT INVESTMENTS*
-------------------------------------------------------------
Regular investment                                    $ 50

Regular systematic investment                         $ 50

Low Minimum Investment Plan                           $ 50
(required monthly systematic investments)
-------------------------------------------------------------

* These minimums must be met in each individual account in which you invest.

BY ONLINE ACCESS

o   You may open most types of accounts online at bergerfunds.com.

o Investors who establish electronic transfer privileges may make subsequent investments online. Berger Funds will automatically debit your designated bank account for payment.

BY MAIL

o If you are opening a new account, complete and sign the appropriate application and make your check payable to BERGER FUNDS for the amount you want to invest. Send the application and check in the envelope provided.

o To add to an existing account, use the Invest by Mail slip attached to your statement. If you do not have an Invest by Mail slip, note your fund and account number on your check and mail to the appropriate address.


o Pending approval by the Berger Funds' shareholders, the Berger Funds will be reorganized into the Janus family of funds effective on or about March
    24, 2003. After the effective date of the reorganization, all subsequent purchases should be made payable to Janus. Purchases made payable to a Berger fund that has merged into a Janus fund will be invested in the acquiring fund.




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


16

TO OPEN AN ACCOUNT OR PURCHASE SHARES (CONTINUED)

BY TELEPHONE

o   QUICK ACCESS

Investors who establish electronic transfer privileges may make additional purchases through our automated phone system.

o   INVESTOR SERVICE REPRESENTATIVE

To add to an existing account, you may place an order for additional shares by calling an Investor Service Representative.

You may pay for your shares by overnight delivery of a check, by wire, or if you have electronic transfer privileges, through an automatic debit to your bank account.

Payments must be received within three business days. Orders not paid for on time will be canceled, and shares may be redeemed from your account to compensate for any decline in the value of the shares canceled.

BY SYSTEMATIC INVESTMENT PLAN

o To automatically purchase more shares on a regular basis for a regular minimum or Low Minimum Investment Plan account, fill out the Systematic Investment Plan section of the application. Berger Funds will automatically debit your designated bank account for payment. If no date is specified on your application, investments will be made on the 20th of each month.

o The Low Minimum Investment Plan is designed for investors who would like to begin a regular investment program but prefer a dollar cost averaging approach rather than a higher lump sum initial investment. Systematic monthly investments must be made until the value of each fund account opened under the Plan meets the required minimum (refer to the "Account Minimums" section of this Prospectus).

o You may also buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck invested directly into your account.



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                                                                              17

Berger Small Cap Value Fund

IMPORTANT NOTES ABOUT PURCHASING SHARES:

o   The Fund is only available to U.S. citizens or residents.

o You should read and understand the Fund's current prospectus before investing.


o Your check must be made payable to BERGER FUNDS and must be made in U.S. dollars drawn on U.S. banks. After the effective date of the reorganization, all subsequent purchases should be made payable to Janus. Purchases made payable to a Berger fund that has merged into a Janus fund will be invested in the acquiring fund.


o Cash, credit cards, third party checks, credit card convenience checks, money orders, travelers checks or checks drawn on foreign banks will not be accepted.

o You may also pay for additional shares by wiring money from your bank account to your Fund account. For current wire instructions, visit bergerfunds.com, call Quick Access or call an Investor Service Representative.

o If your check or electronic funds transfer does not clear for any reason, your purchase will be canceled.

o If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

o We may make additional attempts to debit your bank account for any failed online, telephone or systematic purchases. You are liable for any potential costs associated with these additional attempts.



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

18

EXCHANGING SHARES


The Fund is closed to new investors and if a total exchange redemption of your account is made, additional investments in the Fund may not be possible.


BY ONLINE ACCESS

o Investors are automatically eligible to exchange shares online at bergerfunds.com.

BY MAIL

o To exchange all or part of your shares, send a written request to the appropriate address indicating the name of the Fund(s) you are selling from, the name of the Fund(s) you are purchasing into, your account number, the dollar amount or the number of shares you are selling and a daytime telephone number.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.


o Pending approval of the reorganization into the Janus family of funds, all requests should be mailed directly to Janus. Please see the "How to Contact Us" section of this prospectus for further information.


BY TELEPHONE

o To exchange all or a portion of your shares into any other available Berger Fund or Cash Account Trust Portfolio (CAT Portfolio), call Quick Access or an Investor Service Representative.

BY SYSTEMATIC EXCHANGE PLAN

o Shares may be exchanged automatically ($50 minimum) between funds monthly, quarterly, semi-annually or annually. You can select the frequency and day of the month for the exchanges to occur. If no date is specified on your request, exchanges will be made on the 20th of each month.

o If the balance in the Fund account you are exchanging from falls below the normal Systematic Exchange Plan amount, all remaining shares will be exchanged and the program will be discontinued.

IMPORTANT NOTES ABOUT EXCHANGING SHARES:

Shares of the Fund described in this prospectus may be exchanged for shares of any other Berger Fund or for money market shares in the Cash Account Trust Portfolios (the CAT Portfolios). There are three CAT Portfolios: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio.

The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of these portfolios by the Berger Funds or Berger Financial Group LLC. Berger Financial Group LLC is compensated for administrative services it performs with respect to accounts in the CAT Portfolios.



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


                                                                              19

Berger Small Cap Value Fund

WHEN EXCHANGING SHARES:

o Each account must be registered identically ~ have the same ownership and addresses.

o Each Berger Fund or CAT Portfolio must be legally eligible for sale in your state of residence.

o Generally, you may exchange out of each of the Berger Funds up to four times per calendar year (systematic exchanges excluded). At this time, there is no limit on the number of exchanges permitted out of the CAT Portfolios.

o You are responsible for reading the current prospectus for the Fund or CAT Portfolio into which you are exchanging.

o An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.

o Exchanges into any new Berger Fund or CAT Portfolio must meet the Fund's or Portfolio's initial and subsequent investment minimums, or be equal to the total value of the account.



                                                 Berger Funds o January 28, 2003
                                   Berger Small Cap Value Fund - Investor Shares

20

SELLING (REDEEMING) SHARES


The Fund is closed to new investors and if a total redemption of your account is made, additional investments in the Fund may not be possible.


BY ONLINE ACCESS

o Investors with non-retirement accounts are automatically eligible to sell shares at bergerfunds.com.

BY MAIL

o To sell all or part of your shares, send a written request to the appropriate address indicating the name of the Fund(s), your account number, the dollar amount or the number of shares you are selling and a daytime telephone number.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

o Include any necessary Signature Guarantees. Refer to the "Signature Guarantees/Special Documentation" section of this Prospectus.


o Pending approval of the reorganization into the Janus family of funds, all requests should be mailed directly to Janus. Please see the "How to Contact Us" section of this prospectus for further information.


BY TELEPHONE

o Investors with non-retirement accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Quick Access or an Investor Service Representative.

BY SYSTEMATIC WITHDRAWAL PLAN

o Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

o A systematic withdrawal plan may be established if you own shares in the Fund worth at least $5,000.

IMPORTANT NOTES ABOUT REDEEMING SHARES:

o Generally, payment for your redeemed shares will be sent to you within seven days after receipt of your redemption request in good order. Payment may be made by check, wire, or electronic funds transfer.

o You will be charged $10 if you request a wire transfer. There is no charge for an electronic funds transfer. Your bank may charge an additional fee to receive the wire transfer. A wire transfer will be sent the next bank business day after receipt of your order, and an electronic funds transfer will be sent the second bank business day after receipt of your order.

o Please see the Signature Guarantees/Special Documentation section for signature guarantee requirements.



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


                                                                              21

Berger Small Cap Value Fund

o Proceeds from the redemption of shares purchased by check or electronic funds transfer may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.

o Interest will not be paid for amounts represented by uncashed distribution or redemption checks.

SIGNATURE GUARANTEES/SPECIAL DOCUMENTATION

The Fund uses Signature Guarantees to protect you and the Fund from possible fraudulent requests for redeemed shares. Your request must be in writing and accompanied by a Signature Guarantee if:

o   Your redemption request exceeds $100,000.

o You request that your redemption be made payable to anyone other than the registered owner(s).

o You request that payment of your redemption be sent to a bank that is not already on file for redemption privileges.

o You want to change the bank on file for redemption privileges. o You request that payment of your redemption be mailed to an address that has been changed within 15 days of your redemption request or to an address other than the one of record.

o You declined telephone or online options on your new account application and wish to add them at a later time.

o   You wish to add or remove owners on your account.

Berger Funds reserves the right to require Signature Guarantees under certain other circumstances.

You can obtain a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. You cannot obtain a Signature Guarantee from a notary public.

Make sure the Signature Guarantee appears together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians.



                                                 Berger Funds o January 28, 2003
                                   Berger Small Cap Value Fund - Investor Shares

22

INFORMATION ABOUT YOUR ACCOUNT

EXCESSIVE TRADING

The Fund does not permit excessive, short-term or other abusive trading practices due to the potential negative impact upon portfolio management strategies and overall Fund performance. The Fund reserves the right to reject any purchase or exchange order and to revoke the exchange privilege from any investor that, in the Fund's opinion, engages in trading that may be disruptive to the Fund, or who has a history of excessive trading. Accounts under common ownership or control may be considered together when evaluating the trading history.

ONLINE AND TELEPHONE CONSIDERATIONS

All new accounts are automatically granted online and telephone transaction privileges unless explicitly declined in writing, either on the account application or by written notice. Bergerfunds.com and Quick Access may restrict account access and transaction capabilities for certain types of accounts. Please contact a representative for more information. You may give up some level of security by choosing to buy or sell shares by telephone or online, rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. You should promptly review all confirmation statements for accuracy.

The Fund and its service providers are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.

In times of extreme economic conditions, market conditions, or other events, we may experience unusually high call volumes, making it difficult to reach a Berger Funds representative. Please consider using our transaction functionality on bergerfunds.com or Quick Access, or submit requests in writing.

YOUR SHARE PRICE

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Investor Shares of the Fund is determined by adding the Investor Shares' pro rata portion of the total value of the Fund's investments, cash and other assets, deducting the Investor Shares' pro rata portion of the Fund's liabilities and the liabilities attributable directly to the Investor Shares, and then dividing that value by the total number of that Fund's shares outstanding. For Fund offering more than one class of shares, share price is calculated separately for each class.

The Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) each day that the Exchange is open. Share prices are not calculated on the days that the Exchange is closed.



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

                                                                              23

Berger Small Cap Value Fund

For a purchase, redemption or exchange of Fund shares, your price is the share price next calculated after your request is received in good order by the Fund, its authorized agent or designee. To receive a specific day's price, your request must be received before the close of the Exchange on that day.

Generally, payment for redeemed shares will be sent within seven days after receipt of the redemption request in good order. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

When the Fund calculates its share price, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith, at fair value using consistently applied procedures decided on by the trustees or directors. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

The Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected, and you will not be able to purchase or redeem shares.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

You will receive transaction confirmation statements reflecting the share price, dollar amount and number of shares associated with your transactions. Fractional shares will be calculated to three decimal places. Reinvestment of fund distributions, Systematic Investment Plan purchases and Systematic Withdrawal Plan redemptions are only confirmed on quarterly statements. You may sign up to receive your statements electronically at bergerfunds.com.

SHAREHOLDER REPORTS

To reduce expenses, the Fund may mail only one copy of notices, financial reports, prospectuses and proxy statements to investors who share an address, even if the accounts are registered under different names. To automatically receive your own copy or, if at any time you want to request separate copies for individual account holders, you may do so by calling an Investor Service Representative or writing the Fund. Your request to receive additional copies will take effect within 30 days. The Fund will continue to send only one copy of these documents unless you withdraw your consent.




                                                 Berger Funds o January 28, 2003
                                   Berger Small Cap Value Fund - Investor Shares

24

SHARE CERTIFICATES

To assist in minimizing administrative costs, share certificates are no longer issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form. If you are selling shares previously issued in certificate form, you need to include the unsigned certificate along with your redemption or exchange request, and send it to Berger Funds by registered mail. If you have lost your certificate, please call an Investor Service Representative.

PURCHASES THROUGH BROKER-DEALERS

You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for initial or subsequent investments that are not applicable if you buy shares directly from the Fund.

THIRD-PARTY ADMINISTRATORS

Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through those companies. The Fund's adviser or the Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

PRIVACY NOTICE

To service your account, the Fund may collect personal information from you. Personal information includes information you provide when opening an account or when requesting investment literature, such as your name and address. Personal information also includes your account balance and transaction information.

The Fund does not share, distribute or sell this information to any outside company or individual without permission. Your personal information is used only to service or maintain your account, including providing you with information on Berger Funds' products and services. We will not disclose your personal information to third parties, other than to service your account as permitted by law, nor sell your personal information to third parties. Nor do we provide your personal information to third parties for their marketing purposes. We may disclose information as required by the Securities and Exchange Commission and other federal and state regulatory agencies.

The Fund recognizes the importance of protecting your personal and financial information entrusted to us. Thus, we restrict access to your personal and financial data to those authorized to service your account. These personnel, like all personnel, are subject to a strict employment policy regarding confidentiality. To further ensure your



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

                                                                              25

Berger Small Cap Value Fund

privacy, our web site uses 128-bit internet security encryption protocol. As an added measure, we do not include personal or account information in nonsecure e-mails that we send you via the internet. Berger Funds' privacy policy may be changed or modified at any time.

RIGHTS RESERVED BY THE FUND

Berger Funds and their agents reserve certain rights including the following:(1) to waive or reduce investment minimums and fees;(2) to increase investment minimums following notice;(3) to refuse any purchase or exchange order;(4) to terminate or modify the exchange privilege at any time;(5) to not cancel a transaction once it has been submitted;(6) to discontinue offering shares of a Fund;(7) to close any account if it is believed the shareholder is engaging in activities which may be detrimental to the Fund;(8) to reject any trade not in good order;(9) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners, or there is reason to believe a fraudulent transaction may occur, or if ordered to do so by a governmental agency;(10) to act on instructions believed to be genuine; and (11) to suspend temporarily shareholder services and telephone transactions, in case of an emergency.

REDEMPTIONS IN-KIND

The Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. In addition, you will bear market exposure until you sell such securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.

ACCOUNT MINIMUMS

The Fund may charge a $10 annual fee to all accounts (except IRA and UGMA/UTMA accounts) with balances that are under the account minimums as follows:

o Regular investment accounts with a balance of less than $2,000 that are not making systematic monthly investments.

o Low Minimum Investment Plan accounts established before October 1,2001 with a balance of less than $2,000 that are not making systematic monthly investments.

o Low Minimum Investment Plan accounts established on or after October 1,2001 with a balance of less than $2,500 that are not making systematic monthly investments.

The annual fee is normally assessed in December and is designed to help offset the proportionately higher costs of maintaining accounts with lower balances. This fee will



                                                 Berger Funds o January 28, 2003
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

26

INFORMATION ABOUT YOUR ACCOUNT (CONTINUED)

apply to accounts that have been over the stated minimum at some point in time only if the balance has dropped below this amount because shares were redeemed, not because the share value declined.

Shares in accounts that do not meet the minimum balance requirements applicable to them as described may also be subject to involuntary redemption by the Fund.

REDEMPTIONS BY THE FUND OF CERTAIN ACCOUNTS

To reduce its expenses, the Fund may involuntarily redeem the shares in your account if your balance drops below $2,000--but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given at least 60 days' notice before the Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account to or above the minimum.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS OF INCOME AND GAINS

Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Fund generally makes two kinds of distributions:

o Capital gains from the sale of portfolio securities. The Fund will distribute any net realized capital gains annually, normally in December.

o Net investment income from interest or dividends received on securities held by the Portfolio. The Fund will distribute its investment income annually, normally in December.

The Fund reserves the right to reinvest into your account undeliverable or uncashed dividend or distribution checks that remain outstanding for six months, or distributions of less than $10.The dividend or distribution amount will be reinvested in shares of the applicable Fund at the NAV next computed after the check is canceled.

BUYING A DISTRIBUTION

Unless you have a tax-deferred account, purchasing shares in an account shortly before a distribution occurs is called "buying a dividend. "Income taxes must be paid in taxable accounts on any distributions, regardless of whether the distribution was reinvested or received in cash. This tax liability is incurred whether the actual value of your account increased, decreased or remained the same after your share purchase.

Throughout the period covered by a distribution, the Fund may build up taxable gains on securities sold at a profit. Any shareholders of record on the "record" date receive the applicable distributions, even if they did not own the shares when the actual gains occurred.



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                                                                              27

Berger Small Cap Value Fund

In other words, "buying a dividend" results in you incurring the full tax liability for the entire distribution period, even though you may not have participated in the gains realized by the portfolio.

YOUR TAXES

You generally will owe tax on amounts distributed to you by the Fund in any non-retirement account whether you reinvest them in additional shares or receive them in cash.

Distributions made by the Fund to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Fund generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing its portfolio will be distributed to you.

Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to you at the applicable long-term capital gain rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.

If you redeem Fund shares that have appreciated in value, you may have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.

ADDITIONAL TAX INFORMATION

You should consult your own tax adviser about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

TAX-SHELTERED RETIREMENT PLANS

The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, Coverdell Education Savings Account (formerly the Education IRA account) or other retirement plans, please call or write to Berger Funds. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at 1-800-259-2820.



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

28

ORGANIZATION OF THE FUND

INVESTMENT MANAGERS


On September 3, 2002, Stilwell Financial Inc. (Stilwell), the parent company of Berger Financial Group LLC (BFG), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC (Janus Capital). As a result of the consolidation, effective January 1, 2003, Janus Capital Corporation and Stilwell merged and the new organization Janus Capital Group Inc. is now responsible for the strategic direction of its investment management subsidiaries including BFG. BFG is now 86% owned by Janus Capital and it is anticipated that BFG will be dissolved.



In connection with the reorganization of BFG, the Berger Funds' Independent Trustees approved, subject to shareholder approval, the appointment of Janus Capital as the adviser to certain Berger value funds and the reorganization of these funds into the Janus fund family. Shareholders of Berger Small Cap Value Fund will be asked to vote on this proposal. Under the proposed reorganization, Perkins, Wolf, McDonnell & Company (PWM) will remain the sub-adviser to Berger Small Cap Value Fund and the Fund will be merged into a newly created Janus small cap value fund.



It is anticipated that shareholders will be receiving materials about the proposals in January and that a shareholders meeting will be held in March 2003. It is also anticipated that, subsequent to the shareholders meeting, Janus Capital will acquire a minority interest in PWM.



JANUS CAPITAL MANAGEMENT LLC (JANUS CAPITAL) (100 Fillmore Street, Denver, Colorado 80206) also serves as investment adviser to the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital began serving as investment adviser to the Janus Fund in 1970.



BERGER FINANCIAL GROUP LLC (BFG) (210 University Blvd., Denver, CO 80206) is the Fund's investment adviser. BFG serves as investment adviser, sub-adviser or administrator to mutual funds and institutional investors. BFG has been in the investment advisory business since 1974. As investment adviser, BFG oversees, evaluates and monitors the investment advisory services provided by PWM as sub-adviser. For the most recent fiscal year, the Fund paid BFG an advisory fee of 0.77% of net assets. After expense waivers, the Investor Shares class of the Fund paid BFG an advisory fee of 0.75% of net assets. BFG also provides administrative services to the Fund.


PERKINS, WOLF, MCDONNELL & COMPANY(PWM) (310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604) has been in the investment management business since 1984 and served as investment adviser to the Berger Small Cap Value Fund (then known as The Omni Investment Fund) from 1987 to February 1997, when PWM became the subadviser to the Fund. As sub-adviser, PWM provides day-to-day management of the Fund's investment operations.



Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Investor Shares

Berger Small Cap Value Fund


Robert H. Perkins has been the lead investment manager for the Berger Small Cap Value Fund since its inception in 1985. Robert Perkins has been an investment manager since 1970 and serves as President and a director of PWM. As lead manager, Robert Perkins is responsible for the daily decisions of the Fund's security selection. Thomas M. Perkins has served as investment manager of the Berger Small Cap Value Fund since January 1999. Thomas Perkins has been an investment manager since 1974 and joined PWM as a portfolio manager in 1998. He has also served as investment manager of the Berger Mid Cap Value Fund since its inception in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to 1998.


PORTFOLIO TURNOVER

Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for the Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by the Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor. The Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Fund."

12b-1 ARRANGEMENTS

The Fund is a "no-load" fund, meaning that you pay no sales load or commissions when you buy or sell Fund shares. However, the Fund has adopted a 12b-1 plan for its Investor Shares class, permitting it to pay a fee in connection with distribution of those shares. Berger Financial Group LLC is entitled to be paid a fee under the plan of 0.25% of the Fund's average daily net assets attributable to the Investor Shares. Because this fee is paid on an ongoing basis, this may result in the cost of your investment increasing and over time may cost you more than other types of sales charges. The fee may be used for such things as marketing and promotion, compensation to dealers and others who provide distribution and administrative services, and shareholder support services (such as routine requests for information).

SPECIAL FUND STRUCTURE


The Fund currently has two classes of shares. The Investor Shares are offered through this prospectus and are available to the general public with a minimum account balance of $2,500. The other class of shares, Institutional Shares, are offered through a separate prospectus and are designated for investors who maintain a minimum account balance of $250,000. Each class of shares has its own expenses so that share price, performance and distributions will differ between classes. The 12b-1 plan adopted by the Berger Small Cap Value Fund applies only to the Investor Shares. For more information on Institutional Shares, please call 1-800-259-2820.


For more information on the multi-class fund structure, see the SAI.



                                                 Berger Funds o January 28, 2003
                                   Berger Small Cap Value Fund - Investor Shares

30

FINANCIAL HIGHLIGHTS FOR THE FUND

These financial highlights are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total return shows you how much an investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Fund's annual report, which is available without charge upon request.

BERGER SMALL CAP VALUE FUND - INVESTOR SHARES

For a Share Outstanding Throughout the Periods


                                                                 Years Ended September 30,
                                                  2002           2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period             $24.49         $24.78       $20.94       $17.58       $22.28
-------------------------------------------------------------------------------------------------------------
From investment operations

  Net investment income (loss)                     0.06           0.22         0.30        (0.02)        0.42

  Net realized and unrealized gains (losses)
    from investments and foreign
    currency transactions                         (0.16)          1.41         3.97         4.26        (2.58)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                  (0.10)          1.63         4.27         4.24        (2.16)
-------------------------------------------------------------------------------------------------------------
Less dividends and distributions

  Dividends (from net investment income)          (0.18)         (0.32)       (0.20)       (0.07)       (0.17)

  Distributions (from capital gains)              (2.25)         (1.60)       (0.23)       (0.81)       (2.37)
-------------------------------------------------------------------------------------------------------------
Total dividends and distributions                 (2.43)         (1.92)       (0.43)       (0.88)       (2.54)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $21.96         $24.49       $24.78       $20.94       $17.58
-------------------------------------------------------------------------------------------------------------
Total Return                                      (2.52)%         6.65%       20.77%       24.69%      (10.98)%
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:

  Net assets, end of period (in thousands)   $1,461,278     $1,378,894     $859,030     $374,063     $108,465
-------------------------------------------------------------------------------------------------------------

Net expense ratio to average net assets(1)         1.15%          1.08%        1.19%        1.37%        1.56%
-------------------------------------------------------------------------------------------------------------

Ratio of net investment income to average
  net assets                                       0.20%          0.99%        1.69%        1.36%        0.87%

Gross expense ratio to average net assets          1.17%          1.14%        1.23%        1.37%        1.56%

Portfolio turnover rate                              39%            47%          72%          66%          69%



(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.




Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Investor Shares

Financial Highlights


Berger Small Cap Value Fund

The following supplemental financial highlights are for the Berger Small Cap Value Fund for periods before February 14,1997,when the Fund first adopted share classes and began offering the Investor Shares. Therefore, the 0.25% 12b-1 fee paid by the Investor Shares is not reflected in the data on the table.

Except for information for the period from January 1, 1997 through February 14, 1997, the information in the table was audited by the Fund's prior independent accountants. The information for the period from January 1,1997 through February 14,1997 is unaudited.

BERGER SMALL CAP VALUE FUND

SUPPLEMENTAL FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Periods


                        Period from
                         January 1,
                          1997 to
                        February 14,
                          1997(2)                                     Years Ended December 31,
                        (Unaudited)     1996     1995     1994      1993     1992     1991     1990      1989    1988   1987(1)
-------------------------------------------------------------------------------------------------------------------------------
Per Share Data(3)
Net asset value,
  beginning of period     $16.48       $14.57   $12.75   $13.99    $13.39   $11.39    $9.23   $12.19    $11.21  $10.06  $11.33
-------------------------------------------------------------------------------------------------------------------------------
From investment
  operations

  Net investment
    income (loss)          (0.02)        0.12     0.09    (0.01)     0.03     0.09     0.14     0.28      0.23    0.24    0.21

  Net realized and
    unrealized gains
    (losses) on
    investments             0.78         3.62     3.23     0.91      2.14     2.14     2.16    (2.95)     2.71    1.77   (0.29)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                0.76         3.74     3.32     0.90      2.17     2.23     2.30    (2.67)     2.94    2.01   (0.08)
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and
  distributions

  Dividends (from net
    investment income)      0.00        (0.11)   (0.09)    0.00     (0.03)   (0.10)   (0.14)   (0.29)    (0.22)  (0.24)  (0.20)

  Distributions (from
    capital gains)          0.00        (1.72)   (1.41)   (2.14)    (1.54)   (0.13)    0.00     0.00     (1.74)  (0.62)  (0.99)
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and
  distributions             0.00        (1.83)   (1.50)   (2.14)    (1.57)   (0.23)   (0.14)   (0.29)    (1.96)  (0.86)  (1.19)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end
  of period               $17.24       $16.48   $14.57   $12.75    $13.99   $13.39   $11.39    $9.23    $12.19  $11.21  $10.06
-------------------------------------------------------------------------------------------------------------------------------
Total Return(4)             4.61%       25.58%   26.07%    6.74%    16.25%   19.59%   25.01%  (21.94)%   26.44%  20.09%  (0.68)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data:

Net assets, end of
  period (in thousands)  $38,622      $36,041  $31,833  $18,270   $16,309  $14,007  $11,940   $9,839   $13,576  $9,976  $6,748
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net income
  (loss) to average net
  assets                   (0.87)%(5)    0.69%    0.64%   (0.04)%    0.18%    0.73%    1.24%    2.34%     1.85%   2.33%   1.87%(5)

Gross expenses ratio
  to average net assets     2.04%(5)     1.48%    1.64%    1.43%     1.31%    1.41%    1.52%    1.84%     1.78%   1.44%   1.69%(5)

Portfolio turnover rate       27%          69%      90%     125%      108%     105%     130%     146%      118%    103%    189%



(1) Covers the period from February 1, 1987 to December 31, 1987. Effective October 20, 1987, the Fund became publicly registered under the Investment Company Act of 1940. Prior thereto, its shares were not publicly offered.

(2) Commencement of Investor Shares class.

(3) All per share amounts prior to December 31,1994 have been adjusted for a 10 for 1 share split which occurred September 30,1994.

(4) Not annualized for periods of less than one full year.

(5) Annualized.



                                                 Berger Funds o January 28, 2003
                                   Berger Small Cap Value Fund - Investor Shares

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

FOR MORE INFORMATION:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Fund and the securities in which it invests. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Fund by writing or calling the Fund at:

Berger Funds

P.O. Box 219958

Kansas City, MO 64121-9958

(800) 333-1001

bergerfunds.com

A downloadable file of the SAI and annual and semi-annual reports may also be obtained at bergerfunds.com.

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's web site at http://www.sec.gov.

You can also review and obtain copies of more information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, call (202) 942-8090.Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Room, Washington,D.C.20549-0102.

INVESTMENT COMPANY ACT FILE NUMBER:

Berger Omni Investment Trust  811-4273
(Berger Small Cap Value Fund - Investor Shares)

                                                                         SCVPROS

               BERGER SMALL CAP VALUE FUND - INSTITUTIONAL SHARES



                           PROSPECTUS JANUARY 28, 2003




                              [BERGER FUNDS LOGO]

Due to Small Cap Value Fund's current size relative to the range of suitable investments available to the Fund, the Fund has discontinued public sale of its shares to new investors. Shareholders who have open Fund accounts may make additional investments and reinvest dividends and capital gains distributions. Under certain circumstances, current shareholders may also open additional accounts. If a Fund account is closed, however, additional investments in the Fund may not be possible.

The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Fund will meet its investment goal and you could lose money in the Fund.

                           IMPORTANT INFORMATION




On September 3, 2002, Stilwell Financial Inc. (Stilwell), the parent company of Berger Financial Group LLC (BFG), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC (Janus Capital). As a result of the consolidation, effective January 1, 2003, Janus Capital Corporation and Stilwell Financial Inc. merged and the new organization
- Janus Capital Group Inc. - is now responsible for the strategic direction of its investment management subsidiaries including BFG. BFG is now 86% owned by Janus Capital and it is anticipated that BFG will be dissolved.



In connection with the reorganization of BFG, the Berger Funds' Independent Trustees approved, subject to shareholder approval, the appointment of Janus Capital as the adviser to certain Berger value funds and the reorganization of these funds into the Janus fund family. Shareholders of Berger Small Cap Value Fund will be asked to vote on this proposal. Under the proposed reorganization, Perkins, Wolf, McDonnell & Company (PWM) will remain the sub-adviser to Berger Small Cap Value Fund and the Fund will be merged into a newly created Janus small cap value fund.



It is anticipated that shareholders will be receiving materials about the proposals in January and that a shareholders meeting will be held in March 2003. It is also anticipated that, subsequent to the shareholders meeting, Janus Capital will acquire a minority interest in PWM.






                        BERGER SMALL CAP VALUE FUND

         Due to the Fund's size relative to the range of suitable investments available to the Fund, the Trustees have decided to restrict the Fund's growth. Therefore, the Berger Small Cap Value Fund (the "Fund") was closed to new investors on March 31, 2000. You may continue to purchase Investor Shares or Institutional Shares in the Fund if:

-  You are an existing shareholder in the Fund as of the closing date and you:

   -  Add to your account through the purchase of additional Fund shares.

   - Add to your account through the reinvestment of dividends and cash distributions from any shares owned in the Fund;

- You are a discretionary investment adviser that invests through existing accounts in the Fund or at a financial intermediary; or

- You are a participant of a qualified defined contribution retirement plan (for example, a 401(k) plan, profit sharing plan and money purchase plan), 403(b) plan or 457 plan that invests through existing accounts in the Fund or at a financial intermediary.

         If you redeem or exchange all your remaining Fund shares you will not be permitted to buy back into the Fund so long as the Fund remains closed to new investors. If your Fund account drops below the applicable minimum balance, all your remaining shares will be subject to involuntary redemption by the Fund as described in the Prospectus.

         The Fund may resume sales to new investors at some future date if the Trustees of the Fund determine that it is in the best interests of the Fund and its shareholders.

BERGER FUNDS and BERGER SMALL CAP VALUE FUND are registered servicemarks of Berger Financial Group LLC; THE BERGER MOUNTAIN LOGO is a registered trademark of Berger Financial Group LLC; and other marks referred to herein are the trademarks, servicemarks, registered trademarks or registered servicemarks of the respective owners thereof.

TABLE OF CONTENTS

BERGER FUNDS(R) are a family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. This prospectus offers the class of shares designated as Institutional Shares of the Berger Small Cap Value Fund. These shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.


BERGER SMALL CAP VALUE FUND(R) - INSTITUTIONAL SHARES . . . . . . . . . . . .  4
THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES . . . . . . . . . . . . .  4
PRINCIPAL RISKS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
THE FUND'S PAST PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . .  5
FUND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
INVESTMENT TECHNIQUES,  SECURITIES AND ASSOCIATED RISKS . . . . . . . . . . .  8
RISK AND INVESTMENT GLOSSARY. . . . . . . . . . . . . . . . . . . . . . . . .  8
HOW TO CONTACT US . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
TO OPEN AN ACCOUNT OR PURCHASE SHARES . . . . . . . . . . . . . . . . . . . . 13
EXCHANGING SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
SELLING (REDEEMING) SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . 17
SIGNATURE GUARANTEES/SPECIAL DOCUMENTATION. . . . . . . . . . . . . . . . . . 18
INFORMATION ABOUT YOUR ACCOUNT. . . . . . . . . . . . . . . . . . . . . . . . 19
EXCESSIVE TRADING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
ONLINE AND TELEPHONE CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . 19
YOUR SHARE PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
PRIVACY NOTICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
TAX-SHELTERED RETIREMENT PLANS. . . . . . . . . . . . . . . . . . . . . . . . 24
ORGANIZATION OF THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . 25
INVESTMENT MANAGERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
SPECIAL FUND STRUCTURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
FINANCIAL HIGHLIGHTS FOR THE FUND . . . . . . . . . . . . . . . . . . . . . . 27


                                                 Berger Funds o January 28, 2003
                              Berger Small Cap Value Fund - Institutional Shares

4

BERGER SMALL CAP VALUE FUND - INSTITUTIONAL SHARES

Ticker Symbol   BSVIX
Fund Number     403

THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued.

The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The Fund's investment manager generally looks for companies with:

o A low price relative to their assets, earnings, cash flow or business franchise

o   Products and services that give them a competitive advantage

o   Quality balance sheets and strong management.


The investment manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.


PRINCIPAL RISKS

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risk because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations.


Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Institutional Shares

5

Berger Small Cap Value Fund

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

THE FUND'S PAST PERFORMANCE

The information below shows the Fund's performance through December 31, 2002. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31


1993      1994      1995      1996    1997     1998     1999     2000      2001      2002
-------------------------------------------------------------------------------------------

16.27%   6.70%     26.06%    25.60%  36.93%    1.83%    14.69%   27.16%    20.42%  -15.33%

BEST QUARTER: 12/31/01       24.78%


WORST QUARTER: 9/30/02      -22.47%


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 2000 Value Index, the Fund's benchmark index. The Russell 2000 Value Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 2000 companies with lower price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company value-stock performance. While the Fund does not seek to match the returns of the index, it is a good indicator of general stock market performance. You may not invest in the index, and unlike the Fund, it does not incur fees or charges.




                                                 Berger Funds o January 28, 2003
                              Berger Small Cap Value Fund - Institutional Shares

6

BERGER SMALL CAP VALUE FUND - INSTITUTIONAL SHARES

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2002



                                                1 Year    5 Years   10 Years
-----------------------------------------------------------------------------

Return Before Taxes                             -15.33%     8.65%    15.08%
Return After Taxes on  Distributions            -16.10%     6.79%    11.95%
Return After Taxes on Distributions and Sale
 of Fund Shares(1)                               -8.78%     6.38%    11.25%
Russell 2000 Value (reflects no deduction for
 fees, expenses or taxes)                       -11.43%     2.71%    10.85%
-----------------------------------------------------------------------------



(1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.


FUND EXPENSES

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES



(deducted directly from the Fund)                             %
-----------------------------------------------------------------

Management fee                                               .77
Other expenses                                               .05
-----------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                         .82
-----------------------------------------------------------------


UNDERSTANDING EXPENSES

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.




Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Institutional Shares

Berger Small Cap Value Fund

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:



YEARS                                                                        $
-------------------------------------------------------------------------------
One                                                                         84
Three                                                                      262
Five                                                                       455
Ten                                                                      1,014
-------------------------------------------------------------------------------



                                                 Berger Funds o January 28, 2003
                              Berger Small Cap Value Fund - Institutional Shares

8

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS

BEFORE YOU INVEST...

in the Fund, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true--the lower the risk, the lower the potential for return.

Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The Fund is not a complete investment program but may serve to diversify other types of investments in your portfolio. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money by investing in the Fund.

The following glossary will help you further understand the risks the Fund takes by investing in certain securities and the investment techniques used by the Fund. You may get more detailed information about the risks of investing in the Fund in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

RISK AND INVESTMENT GLOSSARY

BORROWING refers to a loan of money from a bank or other financial institution undertaken by the Fund for temporary or emergency reasons only. The Fund will not borrow more than 5% of its total assets. Leverage Risk

CALL RISK is the possibility that an issuer may redeem or "call" a fixed-income security before maturity at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

COMMON STOCK is a share of ownership (equity) interest in a company.

COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers. The Fund will not invest more than 5% of its total assets in these securities. Market, Liquidity and Information Risks

CONVERTIBLE SECURITIES(1) are debt or equity securities that may be converted on specified terms into stock of the issuer. Market, Interest Rate, Prepayment and Credit Risks

CORRELATION RISK occurs when the Fund "hedges"--uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to each other the way the Fund managers expect them to, then unexpected results may occur.

CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default, be downgraded or become unable to pay its obligations when due.

CURRENCY RISK happens when the Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar Adverse changes


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Berger Small Cap Value Fund - Institutional Shares



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                                                                               9
Berger Small Cap Value Fund

in foreign currency values can cause investment losses when the Fund's investments are converted to U.S. dollars.

DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The Fund is a diversified fund.

ECONOMIC RISK is the risk associated with the fact that foreign economies are often less diverse than the U.S. economy. This lack of diversity may lead to greater volatility and could negatively affect foreign investment values. In addition, it is often difficult for domestic investors to understand all the economic factors that influence foreign markets, thus making it harder to evaluate the Fund's holdings.

FOREIGN SECURITIES are issued by companies located outside the United States. The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S. Market, Currency, Transaction, Liquidity, Information, Economic and Political Risks

HEDGING RISK comes into play when the Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. However, a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

ILLIQUID SECURITIES are securities that, by their nature, cannot be sold readily. The Fund will not invest more than 10% of its net assets in these securities. Market, Liquidity and Transaction Risks

INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable because of prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as the Fund grows in size. Market, Liquidity and Information Risks

INTEREST RATE RISK is the risk that changes in interest rates that adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an


                                                 Berger Funds o January 28, 2003
                              Berger Small Cap Value Fund - Institutional Shares

10
increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

INVESTMENT-GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment-grade bonds. Interest Rate, Market, Call and Credit Risks

LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This magnified change can result in a loss that exceeds the amount that was invested in the contract or security.

LIQUIDITY RISK occurs when investments cannot be sold readily. The Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector or an industry will fluctuate and that such movements might reduce an investment's value.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

OPTIONS(2) are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar but settle in cash. The Fund will not use more than 5% of its net assets for premiums to buy options. Hedging, Credit, Correlation and Leverage Risks

POLITICAL RISK comes into play with investments, particularly foreign investments, that may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

SECTOR FOCUS(3) occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries. These related industries, or sectors, are narrowly defined segments of the economy, i.e. utilities, technology, healthcare services, telecommunications, etc. There may be additional risks associated with Fund whose investments are focused in a small number of sectors. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio.



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Berger Small Cap Value Fund - Institutional Shares


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                                                                              11

Berger Small Cap Value Fund

In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a Fund that does not invest in similarly related companies. The Fund will not concentrate 25% or more of its total assets in any one industry. Sector focus may increase both market and liquidity risk. Market and Liquidity Risks

SMALL COMPANY SECURITIES(3) are securities issued by small companies, as measured by their market capitalization. The market capitalization range targeted by the Fund appears under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks. Market, Liquidity and Information Risks

SPECIAL SITUATIONS(3) are companies about to undergo a structural, financial or management change that may significantly affect the value of their securities. Market and Information Risks

TEMPORARY DEFENSIVE MEASURES Although the Fund reserves the right to take temporary defensive measures, it is the intention of the Fund to remain fully invested at all times. In response to adverse market, economic, political, or other conditions, a Fund's investment manager may believe taking temporary defensive measures is warranted. When this happens, the Fund may increase its investment in government securities and other short-term securities that are inconsistent with the Fund's principal investment strategies. In addition, certain unusual circumstances may force a Fund to temporarily depart from the investment requirement implied by its name. Opportunity Risk

TRANSACTION RISK means that the Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Fund assets may increase this risk. However, custodial risks of using the depository may be minimized through analysis and continuous monitoring by the Fund's primary custodian.

WRITING (SELLING) COVERED CALL OPTIONS(2) is the selling of a contract to another party that gives them the right but not the obligation to buy a particular security from you. The Fund writes call options only if it already owns the security (if it is "covered"). The Fund may only write call options up to 10% of its net assets. Opportunity, Credit and Leverage Risks

(1) The Fund has no minimum quality standards for convertible securities, although it will not invest in defaulted securities. It also will not invest 20% or more of its assets in convertible securities rated below investment grade or in unrated convertible securities that the sub-adviser considers to be below investment grade.

(2) The Fund may use options only for hedging. Not more than 5% of the Fund's net assets may be used for premiums for options, although the Fund may have more at risk under these contracts than the premium. However, the Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.

(3)  The security or technique is emphasized by the Fund.



                                                Berger Funds o January 28, 2003
                              Berger Small Cap Value Fund - Institutional Shares

12

HOW TO CONTACT US

ONLINE

You can access bergerfunds.com to obtain information about Berger Fund and to perform maintenance and transactions on your account including:

o  Purchasing, exchanging and selling shares

o  Reviewing Fund information and performance

o  Viewing electronic financial reports and prospectuses

o  Downloading applications and account servicing forms

BERGER INVESTOR SERVICE REPRESENTATIVES

Our Representatives can assist you with any questions and requests you have regarding your Berger Funds or CAT Portfolio accounts.

o  1-800-960-8427

BY MAIL

SEND NEW ACCOUNT APPLICATIONS AND WRITTEN CORRESPONDENCE TO:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958

SEND OVERNIGHT, CERTIFIED OR REGISTERED MAIL TO:

Berger Funds
330 West 9th Street, 1st Floor
Kansas City, MO 64105

SEND PURCHASES FOR EXISTING ACCOUNTS TO:

Berger Funds
P.O. Box 219529
Kansas City, MO 64121-9529


Pending approval by the Berger Funds' shareholders, the Berger Funds will be reorganized into the Janus family of funds effective on or about March 24, 2003. After the effective date of the reorganization, all subsequent requests and correspondence should be mailed to:

Janus
P.O. Box 173375
Denver, CO 80217-3375

Beginning 60 days after the merger date (approximately May 24, 2003), mail sent to any of the Berger Funds addresses will be returned to sender.



Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Institutional Shares

Berger Small Cap Value Fund

TO OPEN AN ACCOUNT OR PURCHASE SHARES

Although the Fund has discontinued public sale to new investors, shareholders who have open Fund accounts may continue to purchase shares and reinvest dividends and capital gains. Once a Fund account is closed, it may not be reopened. An account may be considered closed and subject to redemption by the Fund under certain circumstances described in "Redemption by the Fund of Certain Accounts."


MINIMUM
--------------------------------------------------------------------------
Initial investment                                                $250,000
Subsequent investments                                          No minimum
--------------------------------------------------------------------------

BY ONLINE ACCESS

o Investors who establish electronic transfer privileges may make subsequent investments online. Berger Funds will automatically debit your designated bank account for payment.

BY MAIL

o If you are opening a new account, complete and sign the appropriate application and make your check payable to BERGER FUNDS for the amount you want to invest. Send the application and check in the envelope provided.

o To add to an existing account, use the Invest by Mail slip attached to your statement. If you do not have an Invest by Mail slip, note your fund and account number on your check and mail to the appropriate address.


o Pending approval by the Berger Funds' shareholders, the Berger Funds will be reorganized into the Janus family of funds effective on or about March 24, 2003. After the effective date of the reorganization, all subsequent purchases should be made payable to Janus. Purchases made payable to a Berger fund that has merged into a Janus fund will be invested in the acquiring fund.


BY TELEPHONE

o    INVESTOR SERVICE REPRESENTATIVE

     To add to an existing account, you may place an order for additional shares by calling an Investor Service Representative.

     You may pay for your shares by overnight delivery of a check, by wire, or if you have electronic transfer privileges, through an automatic debit to your bank account.

     Payments must be received within three business days. Orders not paid for on time will be canceled, and shares may be redeemed from your account to compensate for any decline in the value of the shares canceled.



                                                 Berger Funds o January 28, 2003
                              Berger Small Cap Value Fund - Institutional Shares

14

BY SYSTEMATIC INVESTMENT PLAN

o To automatically purchase more shares on a regular basis, fill out the Systematic Investment Plan section of the application. Berger Funds will automatically debit your designated bank account for payment. If no date is specified on your application, investments will be made on the 20th of each month.

IMPORTANT NOTES ABOUT PURCHASING SHARES:

o    The Fund is only available to U.S. citizens or residents.

o You should read and understand the Fund's current prospectus before investing.


o Your check must be made payable to BERGER FUNDS and must be made in U.S. dollars drawn on U.S. banks. After the effective date of the reorganization, all subsequent purchases should be made payable to Janus. Purchases made payable to a Berger fund that has merged into a Janus fund will be invested in the acquiring fund.


o Cash, credit cards, third party checks, credit card convenience checks, money orders, travelers checks or checks drawn on foreign banks will not be accepted.

o You may also pay for additional shares by wiring money from your bank account to your Fund account. For current wire instructions, visit bergerfunds.com or call an Investor Service Representative.

o Subject to approval by the Fund, you may purchase Fund shares with liquid securities that the Fund is eligible to purchase. These securities must have a value that can be readily determined in accordance with the Fund's valuation policies. You may pay for Fund shares with securities only if it is the investment manager's intention to retain them in the Fund's portfolio. The Fund may amend or terminate this practice at any time.

o If your check or electronic funds transfer does not clear for any reason, your purchase will be canceled.

o If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

o We may make additional attempts to debit your bank account for any failed online, telephone or systematic purchases. You are liable for any potential costs associated with these additional attempts.


Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Institutional Shares

Berger Small Cap Value Fund

EXCHANGING SHARES


The Fund is closed to new investors and if a total exchange redemption of your account is made, additional investments in the Fund may not be possible.


BY ONLINE ACCESS

o In general, investor accounts are automatically eligible to exchange shares online at bergerfunds.com.

BY MAIL

o To exchange all or part of your shares, send a written request to the appropriate address indicating the name of the Fund(s) you are selling from, the name of the Fund(s) you are purchasing into, your account number, the dollar amount or the number of shares you are selling and a daytime telephone number.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.


o Pending approval of the reorganization into the Janus family of funds, all requests should be mailed directly to Janus. Please see the "How to Contact Us" section of this prospectus for further information.


BY TELEPHONE

o To exchange all or a portion of your shares into any other available Berger Fund or Cash Account Trust Portfolio (CAT Portfolio), call an Investor Service Representative.

BY SYSTEMATIC EXCHANGE PLAN

o Shares may be exchanged automatically ($50 minimum) between funds monthly, quarterly, semi-annually or annually. You can select the frequency and day of the month for the exchanges to occur. If no date is specified on your request, exchanges will be made on the 20th of each month.

o If the balance in the Fund account you are exchanging from falls below the normal Systematic Exchange Plan amount, all remaining shares will be exchanged and the program will be discontinued.

IMPORTANT NOTES ABOUT EXCHANGING SHARES:

Shares of the Fund described in this prospectus may be exchanged for shares of any other Berger Fund or for money market shares in the Cash Account Trust Portfolios (the CAT Portfolios). There are three CAT Portfolios: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio.

The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of these portfolios by the Berger Funds or Berger Financial Group LLC. Berger Financial Group LLC is compensated for administrative services it performs with respect to accounts in the CAT Portfolios.


                                                 Berger Funds o January 28, 2003
                              Berger Small Cap Value Fund - Institutional Shares

16

WHEN EXCHANGING SHARES:

o Each account must be registered identically have the same ownership and addresses.

o Each Berger Fund or CAT Portfolio must be legally eligible for sale in your state of residence.

o Generally, you may exchange out of each of the Berger Funds up to four times per calendar year (systematic exchanges excluded). At this time, there is no limit on the number of exchanges permitted out of the CAT Portfolios.

o You are responsible for reading the current prospectus for the Fund or CAT Portfolio into which you are exchanging.

o An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.

o Exchanges into any new Berger Fund or CAT Portfolio must meet the Fund's or Portfolio's initial and subsequent investment minimums, or be equal to the total value of the account.


Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Institutional Shares

                                                                              17
Berger Small Cap Value Fund

SELLING (REDEEMING) SHARES


The Fund is closed to new investors and if a total redemption of your account is made, additional investments in the Fund may not be possible.

BY ONLINE ACCESS

o In general, investors with non-retirement accounts are automatically eligible to sell shares online at bergerfunds.com.

BY MAIL

o To sell all or part of your shares, send a written request to the appropriate address indicating the name of the Fund(s), your account number, the dollar amount or the number of shares you are selling and a daytime telephone number.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

o Include any necessary Signature Guarantees. Refer to the "Signature Guarantees/ Special Documentation" section of this Prospectus.


o Pending approval of the reorganization into the Janus family of funds, all requests should be mailed directly to Janus. Please see the "How to Contact Us" section of this prospectus for further information.


BY TELEPHONE

o Investors with non-retirement accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call an Investor Service Representative.

BY SYSTEMATIC WITHDRAWAL PLAN

o Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

IMPORTANT NOTES ABOUT REDEEMING SHARES:

o Generally, payment for your redeemed shares will be sent to you within seven days after receipt of your redemption request in good order. Payment may be made by check, wire, or electronic funds transfer.

o A wire transfer will be sent the next bank business day after receipt of your order, and an electronic funds transfer will be sent the second bank business day after receipt of your order.

o Please see the Signature Guarantees/Special Documentation section for signature guarantee requirements.


                                                 Berger Funds o January 28, 2003
                              Berger Small Cap Value Fund - Institutional Shares

18

o Proceeds from the redemption of shares purchased by check or electronic funds transfer may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.

o Interest will not be paid for amounts represented by uncashed distribution or redemption checks.

SIGNATURE GUARANTEES/SPECIAL DOCUMENTATION

The Fund uses Signature Guarantees to protect you and the Fund from possible fraudulent requests for redeemed shares. Your request must be in writing and accompanied by a Signature Guarantee if:

o    Your redemption request exceeds $100,000.

o You request that your redemption be made payable to anyone other than the registered owner(s).

o You request that payment of your redemption be sent to a bank that is not already on file for redemption privileges.

o    You want to change the bank on file for redemption privileges.

o You request that payment of your redemption be mailed to an address that has been changed within 15 days of your redemption request or to an address other than the one of record.

o You declined telephone or online options on your new account application and wish to add them at a later time.

o    You wish to add or remove owners on your account.

Berger Funds reserves the right to require Signature Guarantees under certain other circumstances.

You can obtain a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. You cannot obtain a Signature Guarantee from a notary public.

Make sure the Signature Guarantee appears together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians.


Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Institutional Shares

Berger Small Cap Value Fund

INFORMATION ABOUT YOUR ACCOUNT


EXCESSIVE TRADING

The Fund does not permit excessive, short-term or other abusive trading practices due to the potential negative impact upon portfolio management strategies and overall Fund performance. The Fund reserves the right to reject any purchase or exchange order and to revoke the exchange privilege from any investor that, in the Fund's opinion, engages in trading that may be disruptive to the Fund or who has a history of excessive trading. Accounts under common ownership or control may be considered together when evaluating the trading history.

ONLINE AND TELEPHONE CONSIDERATIONS

Generally, all new accounts are automatically granted online and telephone transaction privileges unless explicitly declined in writing, either on the account application or by written notice. Bergerfunds.com may restrict account access and transaction capabilities for certain types of accounts. Please contact a representative for more information.

You may give up some level of security by choosing to buy or sell shares by telephone or online, rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. You should promptly review all confirmation statements for accuracy.

The Fund and its service providers are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.

In times of extreme economic conditions, market conditions, or other events, we may experience unusually high call volumes, making it difficult to reach a Berger Funds representative. Please consider using our transaction functionality on bergerfunds.com or submit requests in writing.

YOUR SHARE PRICE

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Institutional Shares of the Fund is determined by adding the Institutional Shares' pro rata portion of the total value of the Fund's investments, cash and other assets, deducting the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable directly to the Institutional Shares, and then dividing that value by the total number of the Institutional Shares outstanding. Share price is calculated separately for each class of Fund shares.

The Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) each day that the Exchange is open. Share prices are not calculated on the days that the Exchange is closed.


                                                 Berger Funds o January 28, 2003
                              Berger Small Cap Value Fund - Institutional Shares

20

For a purchase, redemption or exchange of Fund shares, your price is the share price next calculated after your request is received in good order by the Fund, its authorized agent or designee. To receive a specific day's price, your request must be received before the close of the Exchange on that day.

Generally, payment for redeemed shares will be sent within seven days after receipt of the redemption request in good order. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

When the Fund calculates its share price, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees or directors Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

The Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected, and you will not be able to purchase or redeem shares.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

You will receive transaction confirmation statements reflecting the share price, dollar amount and number of shares associated with your transactions. Fractional shares will be calculated to three decimal places. Reinvestment of fund distributions, Systematic Investment Plan purchases and Systematic Withdrawal Plan redemptions are only confirmed on quarterly statements You may sign up to receive your statements electronically at bergerfunds.com.

SHAREHOLDER REPORTS

To reduce expenses, the Fund may mail only one copy of notices, financial reports, prospectuses and proxy statements to investors who share an address, even if the accounts are registered under different names. To automatically receive your own copy or, if at any time you want to request separate copies for individual account holders, you may do so by calling an Investor Service Representative or writing the Fund. Your request to receive additional copies will take effect within 30 days. The Fund will continue to send only one copy of these documents unless you withdraw your consent.

SHARE CERTIFICATES

To assist in minimizing administrative costs, share certificates are no longer issued. Records of share ownership are maintained by the Fund's transfer agent in book entry



Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Institutional Shares

                                                                              21
Berger Small Cap Value Fund


form. If you are selling shares previously issued in certificate form, you need to include the unsigned certificate along with your redemption or exchange request, and send it to Berger Funds by registered mail. If you have lost your certificate, please call an Investor Service Representative.

PURCHASES THROUGH BROKER-DEALERS

You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for initial or subsequent investments that are not applicable if you buy shares directly from the Fund.

THIRD-PARTY ADMINISTRATORS

Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through those companies. The Fund's adviser or the Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

PRIVACY NOTICE

To service your account, the Fund may collect personal information from you. Personal information includes information you provide when opening an account or when requesting investment literature, such as your name and address. Personal information also includes your account balance and transaction information.

The Fund does not share, distribute or sell this information to any outside company or individual without permission. Your personal information is used only to service or maintain your account, including providing you with information on Berger Funds' products and services. We will not disclose your personal information to third parties, other than to service your account as permitted by law, nor sell your personal information to third parties. Nor do we provide your personal information to third parties for their marketing purposes. We may disclose information as required by the Securities and Exchange Commission and other federal and state regulatory agencies.

The Fund recognizes the importance of protecting your personal and financial information entrusted to us. Thus, we restrict access to your personal and financial data to those authorized to service your account. These personnel, like all personnel, are subject to a strict employment policy regarding confidentiality. To further ensure your privacy, our web site uses 128-bit internet security encryption protocol. As an added measure, we do not include personal or account information in nonsecure emails that we send you via the internet. Berger Funds' privacy policy may be changed or modified at any time.


                                                Berger Funds o January 28, 2003
                              Berger Small Cap Value Fund - Institutional Shares

22

RIGHTS RESERVED BY THE FUND

Berger Funds and their agents reserve certain rights including the following:
(1) to waive or reduce investment minimums and fees; (2) to increase investment minimums following notice; (3) to refuse any purchase or exchange order; (4) to terminate or modify the exchange privilege at any time; (5) to not cancel a transaction once it has been submitted; (6) to discontinue offering shares of a Fund; (7) to close any account if it is believed the shareholder is engaging in activities which may be detrimental to the Fund; (8) to reject any trade not in good order; (9) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners, or there is reason to believe a fraudulent transaction may occur, or if ordered to do so by a governmental agency; (10) to act on instructions believed to be genuine; and (11) to suspend temporarily shareholder services and telephone transactions, in case of an emergency.

REDEMPTIONS IN-KIND

The Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. In addition, you will bear market exposure until you sell such securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.

REDEMPTIONS BY THE FUND OF CERTAIN ACCOUNTS

To reduce its expenses, the Fund may involuntarily redeem the shares in your account if your balance drops below $250,000--but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given at least 60 days' notice before the Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account to or above the minimum.

DISTRIBUTION AND TAXES

DISTRIBUTIONS OF INCOME AND GAINS

Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Fund generally makes two kinds of distributions:

o Capital gains from the sale of portfolio securities held by a fund. The Fund will distribute any net realized capital gains annually, normally in December.

o Net investment income from interest or dividends received on securities held by a fund. The Fund will distribute its investment income annually, normally in December.

The Fund reserves the right to reinvest into your account undeliverable or uncashed dividend or distribution checks that remain outstanding for six months, or distributions


Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Institutional Shares

Berger Small Cap Value Fund

of less than $10. The dividend or distribution amount will be reinvested in shares of the applicable Fund at the NAV next computed after the check is canceled.

BUYING A DISTRIBUTION

Unless you have a tax-deferred account, purchasing shares in an account shortly before a distribution occurs is called "buying a dividend. "Income taxes must be paid in taxable accounts on any distributions, regardless of whether the distribution was reinvested or received in cash. This tax liability is incurred whether the actual value of your account increased, decreased or remained the same after your share purchase.

Throughout the period covered by a distribution, the Fund may build up taxable gains on securities sold at a profit. Any shareholders of record on the "record" date receive the applicable distributions, even if they did not own the shares when the actual gains occurred.

In other words, "buying a dividend" results in you incurring the full tax liability for the entire distribution period, even though you may not have participated in the gains realized by the portfolio.

YOUR TAXES

You generally will owe tax on amounts distributed to you by the Fund in any non-retirement account whether you reinvest them in additional shares or receive them in cash.

Distributions made by the Fund to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Fund generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing its portfolio will be distributed to you.

Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to you at the applicable long-term capital gain rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.

If you redeem Fund shares that have appreciated in value, you may have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.

ADDITIONAL TAX INFORMATION

You should consult your own tax adviser about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.


                                                Berger Funds o January 28, 2003
                             Berger Small Cap Value Fund - Institutional Shares

TAX-SHELTERED RETIREMENT PLANS

The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA or other retirement plans, please call or write to Berger Funds. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at 1-800-259-2820.


Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Institutional Shares

                                                                              25
Berger Small Cap Value Fund

ORGANIZATION OF THE FUND

INVESTMENT MANAGERS


On September 3, 2002, Stilwell Financial Inc. (Stilwell), the parent company of Berger Financial Group LLC (BFG), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC (Janus Capital). As a result of the consolidation, effective January 1, 2003, Janus Capital Corporation and Stilwell merged and the new organization - Janus Capital Group Inc. - is now responsible for the strategic direction of its investment management subsidiaries including BFG. BFG is now 86% owned by Janus Capital and it is anticipated that BFG will be dissolved.

In connection with the reorganization of BFG, the Berger Funds' Independent Trustees approved, subject to shareholder approval, the appointment of Janus Capital as the adviser to certain Berger value funds and the reorganization of these funds into the Janus fund family. Shareholders of Berger Small Cap Value Fund will be asked to vote on this proposal. Under the proposed reorganization, Perkins, Wolf, McDonnell & Company (PWM) will remain the sub-adviser to Berger Small Cap Value Fund and the Fund will be merged into a newly created Janus small cap value fund.

It is anticipated that shareholders will be receiving materials about the proposals in January and that a shareholders meeting will be held in March 2003. It is also anticipated that, subsequent to the shareholders meeting, Janus Capital will acquire a minority interest in PWM.

JANUS CAPITAL MANAGEMENT LLC (JANUS CAPITAL) (100 Fillmore Street, Denver, Colorado 80206) also serves as investment adviser to the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital began serving as investment adviser to the Janus Fund in 1970.

BERGER FINANCIAL GROUP LLC (BFG) (210 University Blvd., Denver, CO 80206) is the Fund's investment adviser. BFG serves as investment adviser, sub-adviser or administrator to mutual funds and institutional investors. BFG has been in the investment advisory business since 1974. As investment adviser, BFG oversees, evaluates and monitors the investment advisory services provided by PWM as sub-adviser. For the most recent fiscal year, the Fund paid BFG an advisory fee of 0.77% of net assets. BFG also provides administrative services to the Fund.


PERKINS, WOLF, MCDONNELL & COMPANY(PWM) (310 S.Michigan Avenue, Suite 2600, Chicago, IL 60604) has been in the investment management business since 1984 and served as investment adviser to the Berger Small Cap Value Fund (then known as The Omni Investment Fund) from 1987 to February 1997, when PWM became the sub-adviser to the Fund. As sub-adviser, PWM provides day-to-day management of the Fund's investment operations.

Robert H. Perkins has been the lead investment manager for the Berger Small Cap Value Fund since its inception in 1985. Robert Perkins has been an investment manager since 1970 and serves as President and a director of PWM. As lead manager,


                                                Berger Funds o January 28, 2003
                             Berger Small Cap Value Fund - Institutional Shares

26

Robert Perkins is responsible for the daily decisions of the Fund's security selection. Thomas M. Perkins has served as investment manager of the Berger Small Cap Value Fund since January 1999. Thomas Perkins has been an investment manager since 1974 and joined PWM as a portfolio manager in 1998. He has also served as investment manager of the Berger Mid Cap Value Fund since its inception in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to 1998.


PORTFOLIO TURNOVER

Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for the Fund has exceeded 100% per year. A turnover rate of 100% means the securities owned by the Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor. The Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Fund."

SPECIAL FUND STRUCTURE

The Fund currently has two classes of shares. The Institutional Shares are offered through this prospectus and are designed for investors who maintain a minimum account balance of $250,000. The other class of shares, Investor Shares, are offered through a separate prospectus and are available to the general public with a minimum account balance of $2,500. Each class of shares has its own expenses so that share price, performance and distributions will differ between classes. The 12b-1 plan adopted by the Berger Small Cap Value Fund applies only to the Investor Shares. For more information on Investor Shares, please call 1-800-333-1001. For more information on the multi-class fund structure, see the SAI.



Berger Funds o January 28, 2003
Berger Small Cap Value Fund - Institutional Shares

Financial Highlights

FINANCIAL HIGHLIGHTS FOR THE FUND



The financial highlights will help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total return shows you how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Fund's annual report, which is available without charge upon request.



BERGER SMALL CAP VALUE FUND -- INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Periods Presented



                                                                             Years Ended September 30,
                                                     2002            2001           2000             1999                1998
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $       24.58   $       24.87   $       21.00    $       17.63       $       22.33
----------------------------------------------------------------------------------------------------------------------------------

From investment operations
  Net investment income (loss)                           0.12            0.28            0.33             0.04                0.45
  Net realized and unrealized gains
    (losses) from investments and
    foreign currency income                             (0.13)           1.42            4.01             4.28               (2.55)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        (0.01)           1.70            4.34             4.32               (2.10)
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (from net investment income)                (0.24)          (0.39)          (0.24)           (0.14)              (0.23)
  Distributions (from capital gains)                    (2.25)          (1.60)          (0.23)           (0.81)              (2.37)
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                       (2.49)          (1.99)          (0.47)           (0.95)              (2.60)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $       22.08   $       24.58   $       24.87    $       21.00       $       17.63
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (2.13)%          6.93%          21.09%           25.18%             (10.65)%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:

  Net assets, end of period                     $   1,223,227   $   1,185,004   $     862,318    $     414,347       $      92,787
    (in thousands)

Expense ratio to
  average net assets                                     0.82%           0.84%           0.88%            1.01%               1.19%

Ratio of net investment income
  to average net assets                                  0.53%           1.26%           1.99%            1.69%               1.26%

Portfolio turnover rate                                    39%             47%             72%              66%                 69%



                                                Berger Funds o January 28, 2003
                             Berger Small Cap Value Fund - Institutional Shares

FOR MORE INFORMATION:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Fund and the securities in which it invests. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Fund by writing or calling the Fund at:

Berger Funds

P.O. Box 219958

Kansas City, MO 64121-9958

(800) 259-2820

bergerfunds.com

A downloadable file of the SAI and annual and semi-annual reports may also be obtained at bergerfunds.com.

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's web site at http://www.sec.gov.

You can also review and obtain copies of more information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in
Washington, D.C. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Room, Washington, D.C. 20549-0102.



INVESTMENT COMPANY ACT FILE NUMBER:

Berger Omni Investment Trust  811-4273
(Berger Small Cap Value Fund - Institutional Shares)                   SCVIPROS

                           BERGER SMALL CAP VALUE FUND
                   (A SERIES OF BERGER OMNI INVESTMENT TRUST)

                                 INVESTOR SHARES




                       STATEMENT OF ADDITIONAL INFORMATION
                        INVESTOR SERVICES: 1-800-551-5849





                    This Statement of Additional Information ("SAI") about the Berger Small Cap Value Fund (the "Fund") is not a prospectus. It relates to the Prospectus describing the Investor Shares of the Fund, dated January 28, 2003, as it may be amended or supplemented from time to time, which may be obtained by writing the Fund at P.O. Box 5005, Denver, Colorado 80217-5005, or calling 1-800-333-1001.

                    The Fund is a "no load" mutual fund, meaning that a buyer pays no commissions or sales charge when buying or redeeming shares of the Fund, although the Fund pays certain costs of distributing its Investor Shares. See "Section 5, Expenses of the Fund - 12b-1 Plan". This SAI provides further description of the Fund.

                    The financial statements of the Fund for the fiscal year ended September 30, 2002, and the related Report of Independent Accountants on those statements, are incorporated into this SAI by reference from the Fund's 2002 Annual Report to Shareholders dated September 30, 2002.

                    A copy of that Annual Report is available, without charge, upon request, by calling 1-800-333-1001.







                    Due to Small Cap Value Fund's current size relative to the range of suitable investments available to the Fund, the Fund has discontinued public sale of its shares to new investors. Investors who have open Fund accounts may make additional investments and reinvest dividends and capital gain distributions. Under certain circumstances, current investors may also open additional accounts. If a Fund account is closed, however, additional investments in the Fund may not be possible.




                             DATED JANUARY 28, 2003

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS


                                                              PAGE    CROSS-REFERENCES TO RELATED DISCLOSURES IN
SECTION                                                        NO.    PROSPECTUS
-------                                                       ----    ------------------------------------------
     Introduction                                               1     Table of Contents

1.   Investment Strategies and Risks of the Fund                1     Berger Small Cap Value Fund; The Fund's Goal and
                                                                      Principal Investment Strategies and Principal Risks

2.   Investment Restrictions                                    8     Berger Small Cap Value Fund; The Fund's Goal and
                                                                      Principal Investment Strategies and Principal Risks;
                                                                      Investment Techniques, Securities and the Associated
                                                                      Risks

3.   Management of the Fund                                    10     Organization of the Fund

4.   Investment Adviser and Sub-Adviser                        19     Organization of the Fund

5.   Expenses of the Fund                                      22     Fund Expenses; Organization of the Fund; Financial
                                                                      Highlights for the Fund

6.   Brokerage Policy                                          25     Organization of the Fund

7.   How to Purchase and Redeem Shares in the Fund             27     To Open an Account or Purchase Shares; Selling
                                                                      (Redeeming) Shares

8.   How the Net Asset Value is Determined                     28     Your Share Price

9.   Income Dividends, Capital Gains Distributions and         28     Distributions and Taxes
     Tax Treatment

10.  Suspension of Redemption Rights                           30     Information About Your Account

11.  Tax-Sheltered Retirement Plans                            30     Tax-Sheltered Retirement Plans

12.  Exchange Privilege and Systematic Withdrawal Plan         33     Exchanging Shares; Selling (Redeeming) Shares

13.  Performance Information                                   34     Financial Highlights for the Fund

14.  Additional Information                                    37     Organization of the Fund; Special Fund Structure

     Financial Information                                     39     Financial Highlights for the Fund

                                  INTRODUCTION


                  The Fund is a series of the Berger Omni Investment Trust, which was reorganized as a Massachusetts business trust (the "Trust") from a Delaware corporation in May 1990. Prior to February 14, 1997, the Fund and the Trust were known as The Omni Investment Fund. The Fund is a mutual fund, or an open-end management investment company. The Fund is a diversified fund. The Fund's investment objective is capital appreciation.

1.                INVESTMENT STRATEGIES AND RISKS OF THE FUND

                  The Prospectus discusses the investment objective of the Fund and the principal investment strategies employed to achieve that objective. It also describes the principal risks of investing in the Fund.

                  This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies.

                  COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

                  DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities that bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. The Fund will not purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases in which the ratings assigned by more than one rating agency differ, the Fund will consider the security as rated in the higher category. If nonconvertible securities purchased by the Fund are downgraded to below investment grade following purchase, the trustees of the Fund, in consultation with the Fund's adviser or sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by the Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by the Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

                  Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Fund could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Fund.

                  CONVERTIBLE SECURITIES. The Fund may also purchase debt or equity securities that are convertible into common stock when the adviser or sub-adviser believes they offer the potential for a higher total return than nonconvertible securities. Although fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities that the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's adviser or sub-adviser. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Fund will not invest in any security in default at the time of purchase and the Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Fund, in consultation with the adviser or sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  SECURITIES OF SMALLER COMPANIES. The Fund may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies because smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

                  SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Fund may invest in securities of companies with limited operating histories. The Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

                  INITIAL PUBLIC OFFERINGS. The Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories".

                  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal investors. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

                  The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund's adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's investors. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

                  The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

                  There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

                  The adviser's or sub-adviser's IPO trade allocation procedures govern which funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4. Under these IPO allocation procedures, the Fund generally will not participate in an IPO if the securities available for allocation to the Fund are insignificant relative to the fund's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.

                  FOREIGN SECURITIES. The Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Fund's investments may also include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs).

                  Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature and to political systems that can be expected to have less stability than developed countries.

                  There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities. The use of a foreign securities depository may increase this risk. The Fund may maintain assets with a foreign securities depository if certain conditions are met. A foreign securities depository may maintain assets on behalf of the Fund if the depository: (a) acts as or operates a system for the central handling of securities that is regulated by a foreign financial regulatory authority; (b) holds assets on behalf of the Fund under safekeeping conditions no less favorable than those that apply to other participants; (c) maintains records that identify the assets of participants, and keep its own assets separated from the assets of participants; (d) provides periodic reports to participants; and
(e) undergoes periodic examination by regulatory authorities or independent accountants. In addition, the Fund's primary custodian provides the Fund with an analysis of the custodial risks of using a depository, monitors the depository on a continuous basis and notifies the Fund of any material changes in risks associated with using the depository. In general, the analysis may include an analysis of a depository's expertise and market reputation; the quality of its services, its financial strength, and insurance or indemnification arrangements; the extent and quality of regulation and independent examination of the depository; its standing in published ratings; its internal controls and other procedures for safeguarding investments; and any related legal proceedings.

                  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

                  When the Fund is invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

                  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS). The Fund may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), investors will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9.

                  ILLIQUID SECURITIES. The Fund is authorized to invest in securities that are illiquid or not readily marketable because, based upon their nature or the market for such securities, no ready market is available. However, the Fund will not purchase any such security, the purchase of which would cause the Fund to invest more than 10% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. If securities become illiquid following purchase or other circumstances cause more than 10% of the Fund's net assets to be invested in illiquid securities, the trustees of the Fund, in consultation with the Fund's adviser or sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction.

                  REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which the Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 10% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

                  These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) but involve certain risks, such as credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Fund expects that these risks can be controlled through careful monitoring procedures.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, the Fund currently does not intend to purchase or sell securities on a when-issued or delayed delivery basis if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, equity obligations of issuers eligible for investment by the Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into but in no event later than 90 days. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

                  When the Fund purchases securities on a when-issued basis, it will maintain, in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

                  SPECIAL SITUATIONS. The Fund may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services that may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or that enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or that are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

                  HEDGING TRANSACTIONS. As described in the Prospectus, the Fund is authorized to make limited use of certain types of options, but only for the purpose of hedging, that is, protecting against market risk caused by market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. The utilization of options is also subject to policies and procedures that may be established by the trustees from time to time. In addition, the Fund is not required to hedge. Decisions regarding hedging are subject to the adviser's or sub-adviser's judgment of the cost of the hedge, its potential effectiveness and other factors the adviser or sub-adviser considers pertinent.

                  A hedging transaction may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. In addition, hedging transactions do not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire. Use of these instruments by the Fund involves the potential for a loss that, in the case of a call option written by the Fund, may exceed the premium received for the option. However, the Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities. To help ensure that the Fund will be able to meet its obligations under options written by the Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

                  The principal risks of the Fund utilizing options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of options and movements in the prices of the securities or positions hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular options at any particular time and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; and (d) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  The following is additional information concerning the options that the Fund may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for premiums paid for the purchase of options. In addition, the Fund may only write call options that are covered and only up to 10% of the Fund's net assets. The following information should be read in conjunction with the information concerning the Fund's use of options and the risks of such instruments contained in the Prospectus.

                  Options on Securities and Securities Indices. The Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when the Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

                  A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                  The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

                  The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. If the Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

                  The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

                  An option position may be closed out only when a secondary market exists for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (a) there may be insufficient trading interest in certain options, (b) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (d) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (e) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (f) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  In addition, when the Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  An option on a securities index is similar to an option on a security except that rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

                  The Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. The Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

                  An example of a hedging transaction using an index option would be if the Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Fund will generally invest may be imperfect, the Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

                  TEMPORARY DEFENSIVE MEASURES. Although the Fund reserves the right to take temporary defensive measures, it is the intention of the Fund to remain fully invested at all times. The Fund may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or sub-adviser believes market, economic or political conditions warrant a temporary defensive position. In addition, certain unusual circumstances may force a Fund to temporarily depart from the investment requirement implied by its name. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, the Fund could miss the opportunity to participate in any stock or bond market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.

                  PORTFOLIO TURNOVER. The portfolio turnover rates of the Fund are shown in the Financial Highlights table included in the Prospectus. The annual portfolio turnover rates of the Fund have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. Investment changes in the Fund will be made whenever the investment manager deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management.

                  Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Fund. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of the Fund, although sales of certain stocks could lead to realization of gains and, possibly, increased taxable distributions to investors. The Fund's brokerage policy is discussed further under Section 6--Brokerage Policy, and additional information concerning income taxes is located under Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment.

2.                INVESTMENT RESTRICTIONS

                  The investment objective of the Fund is capital appreciation.

                  The Fund has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without an investor vote. The principal policies and strategies used by the Fund are described in the Prospectus.

                  In addition, the Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (a) 67% or more of the voting securities of the Fund present at a meeting of investors thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the trustees without an investor vote.

                  The following fundamental restrictions apply to the Fund. The Fund may not:

                  (1) Issue senior securities as defined in the Investment Company Act of 1940;

                  (2) Invest in companies for the purpose of acquiring control or management thereof;

                  (3) Invest or hold securities of any issuer if the officers and trustees of the Fund and its adviser own individually more than one-half ( 1/2) of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

                  (4) Invest in other investment companies, except in connection with a plan of merger, consolidation, reorganization or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than a customary broker's commission);

                  (5) Participate on a joint or joint and several basis in any trading account in securities;

                  (6) Purchase securities of any company with a record of less than three (3) years continuous operation (including that of predecessors) if such purchase would cause the cost of the Fund's investments in all such companies to exceed 5% of the Fund's total assets;

                  (7) Invest in securities (except those of the U.S. government or its agencies) of any issuer if immediately thereafter the Fund would then own more than 10% of that issuer's voting securities;

                  (8) Loan cash or portfolio securities, except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase;

                  (9) Borrow money in excess of 5% of the value of its assets and, then, only as a temporary measure for extraordinary or emergency purposes;

                  (10) Pledge, mortgage or hypothecate any of its assets to secure a debt;

                  (11) Purchase or sell real estate or any other interests in real estate (including real estate limited partnership interests);

                  (12) Purchase securities on margin or sell short;

                  (13) Invest in commodities or commodity contracts;

                  (14) Act as an underwriter of securities of other issuers or invest in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933 ("Restricted Securities");

                  (15) Invest more than 10% of the value of its net assets in illiquid securities, securities that are not readily marketable, repurchase agreements maturing in more than seven (7) days, written over-the-counter ("OTC") options and securities used as cover for written OTC options;

                  (16) Invest in oil, gas or mineral leases;

                  (17) Invest more than 5% of the value of its net assets in warrants or more than 2% of its net assets in warrants that are not listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System;

                  (18) Invest more than 25% of the value of its assets, at the time of purchase, in securities of companies principally engaged in a particular industry, although the Fund may as a temporary defensive measure invest up to 100% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies; or

                  (19) With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

                  The trustees have adopted additional non-fundamental investment restrictions for the Fund. These limitations may be changed by the trustees without an investor vote. The non-fundamental investment restrictions include the following:

                  (1) Only for the purpose of hedging, the Fund may purchase and sell put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in premiums for options. The Fund may only write call options that are covered and only up to 10% of the Fund's net assets.

                  (2) The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

                  (3) The Fund has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, which requires that at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in a strategy suggested by the Fund's name. Investors will be given at least 60 days' notice prior to any change in the existing investment strategy of the Fund.

                  Investment restrictions that involve a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund.

3.                MANAGEMENT OF THE FUND

                  The Fund is supervised by trustees who are responsible for major decisions about the Fund's policies and overall Fund oversight. The Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, sub-adviser, administrator, transfer agent and custodian.

                  The trustees and executive officers of the Fund are listed below, together with information that includes their principal occupations during the past five years and other principal business affiliations. The trustees of the Fund have adopted a trustee retirement age of 75 years.

                              POSITION(S)                                                   NUMBER OF
                              HELD WITH THE                                                 FUNDS IN
                              TRUST; TERM                                                   FUND
                              OF OFFICE AND                                                 COMPLEX
NAME, ADDRESS                 LENGTH OF                                                     OVERSEEN BY   OTHER DIRECTORSHIPS HELD
AND AGE                       TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS  TRUSTEE       BY TRUSTEE
-------------                 -------------  ---------------------------------------------  -----------   ------------------------
INDEPENDENT TRUSTEES

Michael Owen                  Chairman of    Dean of Zayed University (since                   17         n/a
210 University Blvd.          the Board;     September 2000). Formerly self-employed
Denver, CO 80206              34 years       as a financial and management
                                             consultant, and in real estate
DOB: 1937                                    development (from June 1999 to September
                                             2000). Dean (from 1993 to June 1999),
                                             and a member of the Finance faculty
                                             (from 1989 to 1993), of the College of
                                             Business, Montana State University.
                                             Formerly, Chairman and Chief Executive
                                             Officer of Royal Gold, Inc. (mining)
                                             (1976 to 1989).

Dennis E. Baldwin             Trustee;       President, Baldwin Financial Counseling           17         n/a
210 University Blvd.          11years        (since July 1991). Formerly, Vice
Denver, CO 80206                             President and Denver Office Manager of
                                             Merrill Lynch Capital Markets (1978 to
DOB: 1928                                    1990).

Katherine A. Cattanach, CFA   Vice Chair of  General Partner/Managing Principal                17         n/a
210 University Blvd.          the Board;     (since September 1987), Sovereign
Denver, CO 80206              8 years        Financial Services, Inc. (financial
                                             consulting and management firm).
DOB: 1945                                    Executive Vice President (1981 to 1988),
                                             Captiva Corporation, Denver, Colorado
                                             (private investment management firm).
                                             Ph.D. in Finance (Arizona State
                                             University).

Paul R. Knapp                 Trustee;       Executive Officer of DST Systems, Inc.            17         Director and Vice
210 University Blvd.          8 years        ("DST"), a publicly traded information                       President (February 1998
Denver, CO 80206                             and transaction processing company,                          to November 2000) of West
                                             which acts as the Funds' transfer agent                      Side Investments, Inc.
DOB: 1945                                    (since October 2000). DST is 33% owned                       (investments), a wholly
                                             by Janus Capital Group Inc., which                           owned subsidiary of DST
                                             indirectly owns approximately 86% of                         Systems, Inc.
                                             Berger Financial Group LLC. Mr. Knapp
                                             owns common shares and options
                                             convertible into common shares of DST
                                             Systems which, in the aggregate and
                                             assuming exercise of the options, would
                                             result in his owning less than 1/2 of 1%
                                             of DST System's common shares. Mr. Knapp
                                             is also President of Vermont Western
                                             Assurance, Inc., a wholly owned
                                             subsidiary of DST Systems (since
                                             December 2000). President, Chief
                                             Executive Officer and a director (from
                                             September 1997 to October 2000) of DST
                                             Catalyst, Inc., an international
                                             financial markets consulting, software
                                             and computer services company, (now DST
                                             International, a subsidiary of DST).
                                             Previously (from 1991 to October 2000),
                                             Chairman, President, Chief Executive
                                             Officer and a director of Catalyst
                                             Institute (international public policy
                                             research organization focused primarily
                                             on financial markets and institutions);
                                             also (from 1991 to September 1997),
                                             Chairman, President, Chief Executive
                                             Officer and a director of Catalyst
                                             Consulting (international financial
                                             institutions business consulting firm).

                              POSITION(S)                                                   NUMBER OF
                              HELD WITH THE                                                 FUNDS IN
                              TRUST; TERM                                                   FUND
                              OF OFFICE AND                                                 COMPLEX
NAME, ADDRESS                 LENGTH OF                                                     OVERSEEN BY   OTHER DIRECTORSHIPS HELD
AND AGE                       TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS  TRUSTEE       BY TRUSTEE
-------------                 -------------  ---------------------------------------------  -----------   ------------------------
Harry T. Lewis, Jr.           Trustee;       Lewis Investments (since June 1988)               17         Director, J.D. Edwards &
210 University Blvd.          15 years       (self-employed private investor).                            Co. (1995 to March 2002);
Denver, CO 80206                             Formerly, Senior Vice President, Rocky                       Director, National Fuel
                                             Mountain Region, of Dain Bosworth                            Corporation (oil & gas
DOB: 1933                                    Incorporated and member of that firm's                       production); Advisory
                                             Management Committee (1981 to 1988).                         Director, Otologics, LLC,
                                                                                                          (implantable hearing aid)
                                                                                                          (since 1999); Member of
                                                                                                          Community Advisory Board,
                                                                                                          Wells Fargo Bank-Denver

William Sinclaire             Trustee;       President (since January 1998), Santa             17         n/a
210 University Blvd.          31 years       Clara LLC (privately owned agricultural
Denver, CO 80206                             company). President (from January 1963
                                             to January 1998), Sinclaire Cattle Co.
DOB: 1928                                    (privately owned agricultural company).


Albert C. Yates               Trustee;       President (since 1990), Chancellor and            17         Member, Board of
210 University Blvd.          1 1/2 years    Professor of Chemistry-Department of                         Directors, Adolph Coors
Denver, CO 80206                             Chemistry, of Colorado State University.                     Company (brewing company)
                                             Formerly Executive Vice President and                        (since 1998); Member,
DOB: 1941                                    Provost (1983 to 1990), Academic Vice                        Board of Directors,
                                             President and Provost (1981 to 1983) and                     Dominion Industrial
                                             Professor of Chemistry (1981 to 1990) of                     Capital Bank (1999 to
                                             Washington State University. Vice                            2000); Member, Board of
                                             President and University Dean for                            Directors, Centennial Bank
                                             Graduate Studies and Research and                            of the West (since 2001)
                                             Professor of Chemistry of the University
                                             of Cincinnati (1977 to 1981).

                              POSITION(S)                                                   NUMBER OF
                              HELD WITH THE                                                 FUNDS IN
                              TRUST; TERM                                                   FUND
                              OF OFFICE AND                                                 COMPLEX
NAME, ADDRESS                 LENGTH OF                                                     OVERSEEN BY   OTHER DIRECTORSHIPS HELD
AND AGE                       TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS  TRUSTEE       BY TRUSTEE
-------------                 -------------  ---------------------------------------------  -----------   ------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

Jack R. Thompson*             President and  President and a director since May 1999             17       Audit Committee Member of
210 University Blvd.          Trustee of     (Executive Vice President from February                      the Public Employees'
Denver, CO 80206              the Trust      1999 to May 1999) of Berger Growth Fund                      Retirement Association of
                              (since May     and Berger Large Cap Growth Fund.                            Colorado (pension plan)
DOB: 1949                     1999)          President and a trustee since May 1999                       (from November 1997 to
                                             (Executive Vice President from February                      December 2001).
                                             1999 to May 1999) of Berger Investment
                                             Portfolio Trust, Berger Institutional
                                             Products Trust, Berger Worldwide Funds
                                             Trust, Berger Worldwide Portfolios Trust
                                             and Berger Omni Investment Trust.
                                             President and Chief Executive Officer
                                             (since June 1999) (Executive Vice
                                             President from February 1999 to June
                                             1999) of Berger Financial Group LLC.
                                             Director, President and Chief Executive
                                             Office of Stilwell Management, Inc.
                                             (from September 1999 to December 2002).
                                             President and Chief Executive Officer of
                                             Berger/Bay Isle LLC (from May 1999 to
                                             December 2002). Self-employed as a
                                             consultant from July 1995 to February
                                             1999. Director of Wasatch Advisors
                                             (investment management) from February
                                             1997 to February 1999.

*Mr. Thompson is considered an interested person of the Trust due to his positions held at Berger Financial Group LLC (or its affiliated companies).

                                 POSITION(S) HELD WITH THE TRUST,
NAME, ADDRESS                    TERM OF OFFICE AND LENGTH OF TIME
AND AGE                          SERVED                              PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------                    ---------------------------------   ---------------------------------------------
OFFICERS OF THE TRUST

Janice M. Teague*                Vice President of the Trust         Vice President (since November 1998) and Assistant Secretary
210 University Blvd.             (since November 1998) and           (since February 2000 and previously from September 1996 to
Denver, CO 80206                 Assistant Secretary (since          November 1998) and Secretary (from November 1998 to February
                                 February 2000)                      2000) of the Berger Funds. Vice President (since October
DOB: 1954                                                            1997), Secretary (since November 1998) and Assistant
                                                                     Secretary (from October 1996 to November 1998) with Berger
                                                                     Financial Group LLC. Vice President and Secretary with
                                                                     Berger Distributors LLC (since August 1998). Vice President and Secretary of Bay Isle Financial LLC (since January
                                                                     2002). Formerly, self-employed as a business consultant
                                                                     (from June 1995 to September 1996).

Andrew J. Iseman*                Vice President of the Trust         Vice President of the Berger Funds (since March 2001). Vice
210 University Blvd.             (since Mar. 2001)                   President (since September 1999) and Chief Operating Officer
Denver, CO 80206                                                     (since November 2000) of Berger Financial Group LLC. Manager
                                                                     (since September 1999) and Director (from June 1999 to
DOB: 1964                                                            September 1999) of Berger Distributors LLC. Vice
                                                                     President-Operations (from February 1999 to November 2000)
                                                                     of Berger Financial Group LLC. Associate (from November 1998 to February 1999) with DeRemer & Associates (a consulting
                                                                     firm). Vice

                                 POSITION(S) HELD WITH THE TRUST,
NAME, ADDRESS                    TERM OF OFFICE AND LENGTH OF TIME
AND AGE                          SERVED                              PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------                    ---------------------------------   ---------------------------------------------
                                                                     President-Operations (from February 1997 to November 1998)
                                                                     and Director of Research and Development (from May 1996 to
                                                                     February 1997) of Berger Financial Group LLC.

Anthony R. Bosch*                Vice President of the Trust         Vice President of the Berger Funds (since February 2000).
210 University Blvd.             (since Feb. 2000)                   Vice President (since June 1999) and Chief Legal Officer
Denver, CO 80206                                                     (since August 2000) with Berger Financial Group LLC.
                                                                     President, Chief Executive Officer, Manager (since December
DOB: 1965                                                            2002), Vice President (from September 2001 to December 2002)
                                                                     and Chief Compliance Officer (since September 2001) with
                                                                     Berger Distributors LLC. Vice President of Bay Isle
                                                                     Financial LLC (since January 2002). Formerly, Assistant Vice
                                                                     President of Federated Investors, Inc. (from December 1996 to May 1999), and Attorney with the U.S. Securities and
                                                                     Exchange Commission (from June 1990 to December 1996).

Brian S. Ferrie*                 Vice President of the Trust         Vice President of the Berger Funds (since November 1998).
210 University Blvd.             (since Nov. 1998)                   Vice President (since February 1997), Treasurer and Chief
Denver, CO 80206                                                     Financial Officer (since March 2001) and Chief Compliance
                                                                     Officer (from August 1994 to March 2001) with Berger
DOB: 1958                                                            Financial Group LLC. Vice President (since May 1996),
                                                                     Treasurer and Chief Financial Officer (since March 2001) and
                                                                     Chief Compliance Officer (from May 1996 to September 2001)
                                                                     with Berger Distributors LLC.

John A. Paganelli*               Vice President (since Nov. 1998)    Vice President (since November 1998), Treasurer (since March
210 University Blvd.             and Treasurer (since Mar. 2001)     2001) and Assistant Treasurer (from November 1998 to March
Denver, CO 80206                 of the Trust                        2001) of the Berger Funds. Vice President (since November
                                                                     1998) and Manager of Accounting (from January 1997 to
DOB: 1967                                                            November 1998) with Berger Financial Group LLC. Formerly,
                                                                     Manager of Accounting (from December 1994 to October 1996)
                                                                     and Senior Accountant (from November 1991 to December 1994)
                                                                     with Palmeri Fund Administrators, Inc.

Sue Vreeland*                    Secretary of the Trust (since       Secretary of the Berger Funds (since February 2000).
210 University Blvd.             Feb. 2000)                          Assistant Vice President (since April 2002) and Assistant
Denver, CO 80206                                                     Secretary (since June 1999) of Berger Financial Group LLC.
                                                                     Assistant Secretary of Berger Distributors LLC (since June
DOB: 1948                                                            1999) and Bay Isle Financial LLC (since December 2001).
                                                                     Formerly, Assistant Secretary of the Janus Funds (from March
                                                                     1994 to May 1999), Assistant Secretary of Janus
                                                                     Distributors, Inc. (from June 1995 to May 1997) and Manager of Fund Administration for Janus Capital Corporation (from
                                                                     February 1992 to May 1999).

David C. Price, CPA*             Assistant Vice President of the     Assistant Vice President (since March 2001) of the Berger
210 University Blvd.             Trust (since Mar. 2001)             Funds. Assistant Vice President-Compliance (since March
Denver, CO 80206                                                     2001) and Manager-Compliance (from October 1998 to March
                                                                     2001) with Berger Financial Group LLC. Formerly, Senior
DOB: 1969                                                            Auditor (from July 1996 to August 1998) and Auditor (from
                                                                     August 1993 to June 1996) with PricewaterhouseCoopers LLP, a public accounting firm.

Lance V. Campbell, CFA, CPA*     Assistant Treasurer of the Trust    Assistant Treasurer (since March 2001) of the Berger Funds.
210 University Blvd.             (since Mar. 2001)                   Assistant Vice President (since January 2002) and Manager of
Denver, CO 80206                                                     Investment Accounting (from August 1999 to January 2002)
                                                                     with Berger Financial Group LLC. Formerly, Senior Auditor
DOB: 1972                                                            (from December 1998 to August 1999) and Auditor (from August
                                                                     1997 to December 1998) with PricewaterhouseCoopers LLP, a
                                                                     public accounting firm, and Senior Fund Accountant (from
                                                                     January 1996 to July 1997) with INVESCO Funds Group.

*Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds and/or of the Funds' adviser or sub-adviser.

The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Compensation Committee, Pricing Committee, and Brokerage Committee. Information about each of these committees is provided in the following table:

                                                                                                                  NUMBER OF MEETINGS
                                                                                                                  HELD DURING LAST
COMMITTEE               FUNCTIONS                                          MEMBERS                                FISCAL YEAR
---------               ---------                                          -------                                ------------------
Audit Committee         Reviews the financial reporting process, the       Michael Owen (Chair)
                        system of internal control, the audit process,     Katherine A. Cattanach (Vice Chair)
                        and the Trust's process for monitoring             Dennis E. Baldwin                                4
                        compliance with investment restrictions and        Paul R. Knapp
                        applicable laws as well as the Trust's Code        Harry T. Lewis, Jr.
                        of Ethics.                                         William Sinclaire
                                                                           Albert C. Yates

Nominating Committee    Identifies and recommends individuals for          Katherine A. Cattanach (Chair)
                        Trustee membership. The committee does not         Michael Owen
                        consider nominees recommended by                   Dennis E. Baldwin                                0
                        securityholders.                                   Harry T. Lewis, Jr.
                                                                           William Sinclaire
                                                                           Albert C. Yates

Compensation Committee  Determines and reviews the level of                Katherine A. Cattanach (Chair)
                        compensation for Independent                       William Sinclaire                                0
                        Trustees/Directors.                                Albert C. Yates

Pricing Committee       Determines the fair value of restricted            Harry T. Lewis, Jr. (Chair)
                        securities and other securities for which          Dennis E. Baldwin                                0
                        market quotations are not readily available        Jack R. Thompson
                        pursuant to procedures adopted by the Trustees.    Albert C. Yates

Brokerage Committee     Reviews and makes recommendations regarding        Dennis E. Baldwin (Chair)
                        matters related to the Trust's use of brokerage    Katherine A. Cattanach                           2
                        commissions and placement of portfolio             Harry T. Lewis, Jr.
                        transactions.                                      Jack R. Thompson

The table below gives the dollar range of shares of each Fund, as well as the aggregate dollar range of shares of all funds advised and sponsored by Berger Financial Group LLC (the "Berger Funds"), owned by each Trustee as of December 31, 2002.

                                                                                                AGGREGATE DOLLAR RANGE OF SECURITIES
                                                                                                IN ALL REGISTERED INVESTMENT
                                                             DOLLAR RANGE OF SECURITIES IN THE  COMPANIES OVERSEEN BY THE TRUSTEE
NAME OF TRUSTEE         FUND                                 FUNDS                              IN BERGER FUNDS
---------------         ----                                 ---------------------------------  ------------------------------------
INDEPENDENT TRUSTEES

Michael Owen            Berger Growth Fund                   $1 - $10,000                       Over $100,000
                        Berger Large Cap Growth Fund         $1 - $10,000
                        Berger Mid Cap Growth Fund           $10,001 - $50,000
                        Berger Mid Cap Value Fund            $10,001 - $50,000
                        Berger Balanced Fund                 $10,001 -- $50,000
                        Berger Small Company Growth Fund     $10,001 -- $50,000
                        Berger Information Technology Fund   $1 - $10,000
                        Berger International Fund            $10,001 -- $50,000
                        Berger Small Cap Value Fund          $50,000 - $100,000

Dennis E. Baldwin       Berger Small Cap Value Fund          $1 - $10,000                       $1 - $10,000

Katherine A. Cattanach  None                                 n/a                                n/a

Paul R. Knapp           Berger Mid Cap Value Fund            $50,000 - $100,000                 Over $100,000
                        Berger Small Cap Value Fund          $10,001 -- $50,000

Harry T. Lewis, Jr.     Berger Growth Fund                   $50,000 - $100,000                 Over $100,000
                        Berger Large Cap Growth Fund         $10,001 - $50,000
                        Berger Mid Cap Growth Fund           $10,001 - $50,000
                        Berger Mid Cap Value Fund            $50,000 - $100,000
                        Berger Balanced Fund                 Over $100,000
                        Berger Small Company Growth Fund     $50,000 - $100,000
                        Berger Information Technology Fund   $10,001 - $50,000
                        Berger International Fund            $10,001 - $50,000
                        Berger Small Cap Value Fund          $50,000 - $100,000
                        Berger Small Cap Value Fund II       $10,001 - $50,000

William Sinclaire       None                                 n/a                                n/a

Albert C. Yates         Berger Large Cap Growth Fund         $10,001 -- $50,000                 $10,001 -- $50,000
                        Berger Mid Cap Growth Fund           $10,001 -- $50,000
                        Berger Balanced Fund                 $10,001 -- $50,000
                        Berger Small Cap Value Fund          $10,001 -- $50,000

INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

Jack R. Thompson        None                                 n/a                                n/a

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

                  The Fund's investment advisory and sub-advisory agreements must be approved by vote of the Fund's trustees, including the vote of the majority of trustees who are not parties to the agreements or "interested persons" of any parties (the "Independent Trustees") cast in person at a meeting called for such purpose. After the initial term of the agreements, the continuation of the Fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory and sub-advisory agreements. In preparation for these meetings, the trustees request and review a wide variety of materials, including materials provided by the Berger Funds' investment adviser, and, in the case of continuance of such agreements, extensive data provided by third parties. In addition, the Independent Trustees receive advice from counsel to the Independent Trustees.

                  At the March 2002 meeting, the trustees, including a majority of Independent Trustees, approved the Fund's investment advisory and sub-advisory agreements based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the investment advisory and other services to be provided to the Fund under the agreements, including the adviser's and sub-adviser's personnel, experience and compliance program and the resources and investment process provided by the advisers, (2) the Fund's expenses under the agreements and how those expenses compared to those of other comparable mutual funds; and (3) the profitability of the adviser.

                  In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the investment advisory and sub-advisory agreements and concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

TRUSTEE COMPENSATION

                   The officers of the Fund received no compensation from the Fund during the fiscal year ended September 30, 2002. However, trustees of the Fund who are not "interested persons" of the Fund or its adviser or sub-adviser are compensated for their services according to a fee schedule, allocated among the Berger Funds. Neither the officers of the Fund nor the trustees receive any form of pension or retirement benefit compensation from the Fund.

                   The following table sets forth information regarding compensation paid or accrued for each trustee of the Fund and the other Berger
Funds:

     NAME AND POSITION
     WITH BERGER FUNDS                                         AGGREGATE COMPENSATION FROM
     -----------------                       ---------------------------------------------------------------
                                                                                         ALL BERGER FUNDS(1)
                                                                                         FISCAL YEAR ENDING
                                             BERGER SMALL CAP VALUE FUND                 SEPTEMBER 30, 2002
                                             ---------------------------                 -------------------
Dennis E. Baldwin(2)                                   $ 35,570                              $ 65,000
Katherine A. Cattanach(2)                              $ 38,306                              $ 70,000
Paul R. Knapp(2)                                       $ 32,834                              $ 60,000
Harry T. Lewis(2)                                      $ 32,834                              $ 60,000
Michael Owen(2)                                        $ 41,042                              $ 75,000
William Sinclaire(2)                                   $ 32,834                              $ 60,000
Albert C. Yates(2)                                     $ 32,834                              $ 60,000
Jack R. Thompson(2),(3),(4)                            $      0                              $      0

(1) Includes Berger Growth Fund, Berger Large Cap Growth Fund, Berger Investment Portfolio Trust (including Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Information Technology Fund, Berger New Generation Fund, Berger Select Fund, Berger Large Cap Value Fund, Berger Mid Cap Value Fund, Berger Small Cap Value Fund II and Berger Balanced
     Fund), Berger Institutional Products Trust (four series), Berger Worldwide Funds Trust (three series, including Berger International Fund), Berger Worldwide Portfolios Trust (one series) and Berger Omni Investment Trust (one series). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each director/trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $37,903; Katherine A. Cattanach $70,000; William Sinclaire $60,000; Albert C. Yates $43,500.

(2) Director of Berger Growth Fund and Berger Large Cap Growth Fund and trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(3)  Interested person of Berger Financial Group LLC.

(4) President of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

                   Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by certain of the Berger Funds. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustee for this purpose. Pursuant to an SEC exemptive order, those Berger Funds that have adopted the plan are permitted to purchase shares of the designated funds in order to offset their obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The obligation of a Berger Fund to make payments of deferred fees under the plan is a general obligation of that Fund.

                   As of December 31, 2002, the officers and trustees of the Fund as a group owned, of record or beneficially, an aggregate of less than 1% of the outstanding shares of the Investor Shares class of the Fund and the Trust.

                   The Trust, the Fund's investment adviser, sub-adviser and principal underwriter have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds in certain circumstances. The Codes of Ethics are described fully under Restrictions on Personal Trading in Section 4 of this SAI.

4.                 INVESTMENT ADVISER AND SUB-ADVISER

BERGER FINANCIAL GROUP LLC - INVESTMENT ADVISER

                   Berger Financial Group LLC ("BFG"), 210 University Boulevard, Denver, Colorado 80206 is the investment adviser to the Fund. BFG is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. BFG also acts as the Fund's administrator and is responsible for such functions as monitoring compliance with all applicable federal and state laws. BFG is a Nevada Limited Liability Company, and has been in the investment advisory business since 1974. BFG, and its subsidiaries, serve as investment adviser or sub-adviser to mutual funds and institutional investors and had assets under management of approximately $13.6 billion as of December 31, 2002.

                   On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("BFG"), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus Capital"). As a result of the consolidation, effective January 1, 2003, Janus Capital Corporation and Stilwell merged and the new organization - Janus Capital Group Inc. ("JCG") - is now responsible for the strategic direction of its investment management subsidiaries, including BFG. Janus Capital owns approximately 86% of BFG, which is an indirect subsidiary of JCG. It is anticipated that BFG will be dissolved.

                   In connection with the reorganization of BFG, the Berger Funds' Independent Trustees approved, subject to shareholder approval, the appointment of Janus Capital as the adviser to certain Berger value funds and the reorganization of these funds into the Janus fund family. Shareholders of Berger Small Cap Value Fund will be asked to vote on this proposal. Under the proposed reorganization, Perkins, Wolf, McDonnell & Company ("PWM") will remain the sub-adviser to Berger Small Cap Value Fund and the Fund will be merged into a newly created Janus small cap value fund.

                   It is anticipated that shareholders will be receiving materials about the proposals in January and that a shareholders meeting will be held in March 2003. It is also anticipated that, subsequent to the shareholders meeting, Janus Capital will acquire a minority interest in PWM.

                   JCG also owns approximately 33% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company, which acts as the Fund's transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer, which may execute portfolio trades for the Fund.

PERKINS, WOLF, MCDONNELL & COMPANY - SUB-ADVISER

                   Perkins, Wolf, McDonnell & Company (the "sub-adviser" or "PWM"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been engaged as the Fund's investment sub-adviser. The sub-adviser was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. The sub-adviser is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment adviser with the SEC.

                   PWM was the Fund's investment adviser from the date the Fund commenced operations in 1985 to February 1997. PWM became the investment sub-adviser to the Fund on February 14, 1997, following investor approval of a new Sub-Advisory Agreement between the adviser and the sub-adviser. PWM has also been the investment sub-adviser to the Berger Mid Cap Value Fund since it commenced operations in August 1998.

                   Robert H. Perkins has been the lead investment manager for the Fund since its inception in 1985. As lead manager, Robert Perkins is responsible for the daily decisions on the security selection for the Fund's portfolio. Robert Perkins has been an investment manager since 1970 and serves as President and a director of PWM. Thomas M. Perkins, brother of Robert Perkins, has also served as investment manager of the Fund since January 1999. Thomas Perkins has been an investment manager since 1974 joined PWM as a portfolio manager in 1998. Robert Perkins owns 46% of PWM. Gregory E. Wolf owns 21% of PWM and serves as its Treasurer and a director. Tom Perkins owns 12% of PWM. It is anticipated that, subsequent to the shareholders meeting, Janus Capital will acquire a minority interest in PWM.

INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

                   Under the Investment Advisory Agreement between the adviser and the Fund, the adviser is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. The Investment Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law.

                   Under the Agreement, the adviser is compensated for its services by the payment of a fee at the following annual rate, calculated as a percentage of the average daily net assets of the Fund. Investment advisory fees are charged to the Fund according to the following schedule:

                                                  AVERAGE DAILY NET ASSETS                    ANNUAL RATE
                                                  ------------------------                    -----------
Berger Small Cap Value Fund                          First $500 million                          .85%
                                                     Next $500 million                           .80%
                                                      Over $1 billion                            .75%

                   The following schedule reflects the advisory fees charged to the Fund for the fiscal year ended September 30, 2002:

          FUND                                 ADVISER                  INVESTMENT ADVISORY FEE
          ----                                 -------                  -----------------------
Berger Small Cap Value Fund                      BFG                             0.77%

                   The Investment Advisory Agreement will continue in effect until the last day of April 2003, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the adviser or sub-adviser. The Agreement is subject to termination by the Fund or the adviser on 60 days' written notice and terminates automatically in the event of its assignment.

                   Under the Sub-Advisory Agreement between the adviser and the sub-adviser, the sub-adviser is responsible for day-to-day investment management of the Fund. The sub-adviser manages the investments in the Fund and determines what securities and other investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the trustees of the Fund. The Sub-Advisory Agreement provides that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                   The Fund pays no fees directly to the sub-adviser. The sub-adviser will receive from the adviser a fee at the annual rate of 0.425% of the first $500 million of average daily net assets of the Fund, 0.40% of the next $500 million, and 0.375% of any amount in excess of $1 billion.

                   The Sub-Advisory Agreement will continue in effect until the last day of April 2003, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the adviser or the sub-adviser. The Sub-Advisory Agreement is subject to termination by the Fund or the sub-adviser on 60 days' written notice, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

TRADE ALLOCATIONS

                   While investment decisions for the Fund are made independently by the sub-adviser, the same investment decision may be made for a Fund and one or more accounts advised by the adviser or sub-adviser. In this circumstance, should purchase and sell orders of the same class of security be in effect on the same day, the orders for such transactions may be combined by the adviser or sub-adviser in order to seek the best combination of net price and execution for each based upon procedures adopted by the adviser and sub-adviser. Based upon these procedures, client orders partially filled will, as a general matter, be allocated pro rata in proportion to each client's original order, although exceptions may be made to avoid, among other things, odd lots and de minimus allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received. Although in some cases this policy might adversely affect the price paid or received by a Fund or other participating accounts, or the size of the position obtained or liquidated, the adviser or sub-adviser will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

                  The adviser and sub-adviser have adopted procedures for allocating to their participating accounts' securities purchased pursuant to a company's initial public offering ("IPO"). The procedures provide that such allocations must be effected in a manner that is fair and equitable to all accounts. Generally, securities received from participating in IPOs will be allocated to participating accounts pro rata based on account net assets.

                  The key criterion for determining eligibility of the account to participate in an offering is the suitability of the investment for the account. An account may participate in an IPO allocation if BFG believes that, based on the account's investment restrictions, risk profile, asset composition and cash levels, the IPO is an appropriate investment. Accordingly, not every account will participate in every IPO allocation. In addition, an account generally will not participate in an IPO if the securities available for allocation to the account are insignificant relative to the account's net assets. As a result, any account whose assets are very large is not likely to participate in the allocation of many or any IPOs.

RESTRICTIONS ON PERSONAL TRADING

                  BFG, the Berger Funds and Berger Distributors LLC each permits its directors, officers and employees to purchase and sell securities for their own accounts, including securities that may be purchased or held by the Funds, in accordance with a policy regarding personal investing contained in each entities' Code of Ethics. The policies require all covered persons to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds or other advisory clients. Officers of BFG and Berger Distributors LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policies. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policies or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Funds.

                  In addition to the pre-clearance requirements described above, the policies subject directors and officers of BFG, the Berger Funds and Berger Distributors LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. The policies are administered by BFG, which reviews all reportable transactions for compliance. The policies are subject to management interpretation and exceptions may be authorized in certain circumstances.

                  PWM has adopted a Code of Ethics, which is substantially similar to the Code adopted by BFG.

5.                EXPENSES OF THE FUND

                  In addition to paying an investment advisory fee to BFG, the Fund pays all of its expenses not assumed by BFG, including, but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, expenses of investors' meetings, compensation of trustees who are not interested persons of BFG, expenses of printing and distributing reports to investors and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of the Fund. The Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for investors of the Fund.

                  Under a separate Administrative Services Agreement with respect to the Fund, BFG performs certain administrative and recordkeeping services not otherwise performed by the Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. For the fiscal year ended September 30, 2002, BFG did not charge an administrative fee to the Fund. The administrative services fees may be changed by the Fund's trustees without investor approval.

                   Additionally, under a separate Shareowner Servicing Agreement, Berger Distributors LLC agrees to perform certain shareowner servicing on behalf of the Fund. Berger Distributors LLC will respond to shareowner inquiries (via the telephone, e-mail, or other correspondence) regarding account balances, account status, account maintenance requests, purchases, redemptions, exchanges, transfers, net asset value prices, and dividend amounts and payment dates. For these services, Berger Distributors LLC receives a fee from the Fund based on certain service levels and is reimbursed for reasonable out-of-pocket expenses.

                  The following table shows the total dollar amounts of advisory fees and administrative services fees paid by the Fund for the periods indicated. For Funds that have two classes of shares, each class bears pro rata its share of the Fund's investment advisory fee based on assets.

                           BERGER SMALL CAP VALUE FUND

      FISCAL YEAR ENDED             INVESTMENT          ADMINISTRATIVE
        SEPTEMBER 30             ADVISORY FEE(1)        SERVICE FEE(2)          FEE WAIVER(3)              TOTAL
      -----------------          ---------------        --------------          -------------              -----
            2002                   $25,688,000               $ 0                $ (374,000)            $25,314,000
            2001                   $18,728,000               $ 0                $ (782,000)            $17,946,000
            2000                   $ 9,858,000               $ 0                $ (224,000)            $ 9,634,000

(1) Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced from 0.90% to the following rates of average daily net assets:
     0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% in excess of $1 billion.

(2) Effective October 1, 1999, the 0.01% administrative services fee was eliminated.

(3) For the Investor Shares class only, the Fund's adviser waives a portion of the 12b-1 fee by the amount such fee is not used in connection with the distribution or servicing of the Investor Shares of the Fund during any period in which the Fund remains closed to new investors.

                   The Fund has appointed State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, as its recordkeeping and pricing agent. In addition, State Street also serves as the Fund's custodian. The Fund has appointed DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, Missouri 64121, as its transfer agent and dividend-disbursing agent. JCG owns approximately 33% of the outstanding shares of DST.

                   As recordkeeping and pricing agent, State Street calculates the daily net asset value of the Fund and performs certain accounting and recordkeeping functions required by the Fund. The Fund pays State Street a monthly asset-based fee for such services. State Street is also reimbursed for certain out-of-pocket expenses.

                   State Street, as custodian, and its subcustodians have custody and provide for the safekeeping of the Fund's securities and cash, and receive and remit the income thereon as directed by the management of the Fund. The custodian and subcustodians do not perform any managerial or policy-making functions for the Fund. For its services as custodian, State Street receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

                   As transfer agent and dividend disbursing agent, DST maintains all investor accounts of record; assists in mailing all reports, proxies and other information to the Fund's investors; calculates the amount of, and delivers to the Fund's investors, proceeds representing all dividends and distributions; and performs other related services. For these services, DST receives a fee from the Fund at an annual rate of $15.47 per open Fund investor account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses.

                   All of State Street's fees are subject to reduction pursuant to an agreed-upon formula for certain earnings credits on the cash balances of the Fund. Earnings credits received by the Fund can be found on the Fund's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.

12b-1 PLAN

                   The Fund has adopted a 12b-1 plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides for the payment to BFG of a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets attributable to the Investor Shares to finance activities primarily intended to result in the sale of those shares. The Plan is intended to benefit the Investor Shares class of the Fund by attracting new assets into the class and thereby affording potential cost reductions due to economies of scale.

                   The expenses paid by BFG may include, but are not limited to:

         -- payments made to, and costs incurred by, the Fund's principal underwriter in connection with the distribution of Investor Shares, including payments made to and expenses of officers and registered representatives of the Distributor;

         -- payments made to and expenses of other persons (including employees of BFG) who are engaged in or provide support services in connection with the distribution of Investor Shares, such as answering routine telephone inquiries and processing investor requests for information;

         -- compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) paid to securities dealers, financial institutions and other organizations that render distribution and administrative services in connection with the distribution of Investor Shares, including services to holders of Investor Shares and prospective investors;

         -- costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

         -- costs of printing and distributing prospectuses and reports to prospective investors of Investor Shares;

         -- costs involved in preparing, printing and distributing sales literature for Investor Shares;

         -- costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities on behalf of the Fund relating to Investor Shares that BFG deems advisable; and

         -- such other costs relating to Investor Shares as the Fund may from time to time reasonably deem necessary or appropriate in order to finance activities primarily intended to result in the sale of Investor Shares.

                   Such 12b-1 fee payments are to be made by the Fund to BFG with respect to each fiscal year of the Fund without regard to the actual distribution expenses incurred by BFG in such year; that is, if the distribution expenditures incurred by BFG are less than the total of such payments in such year, the difference is not to be reimbursed to the Fund by BFG, and if the distribution expenditures incurred by BFG are more than the total of such payments, the excess is not to be reimbursed to BFG by the Fund.

                   From time to time the Fund may engage in activities that jointly promote the sale of Investor Shares and other funds that are or may in the future be advised or administered by BFG, which costs are not readily identifiable as related to any one fund. In such cases, the Fund's 12b-1 fees may be used to finance the joint promotion of the shares of the Investor Shares, along with the shares of the other fund. BFG allocates the cost of such joint promotional activity among the funds involved on the basis of their respective net assets, unless otherwise directed by the trustees.

                   The current 12b-1 Plan will continue in effect until the end of April 2003, and from year to year thereafter if approved at least annually by the Fund's trustees and those trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any related agreements by votes cast in person at a meeting called for such purpose. The Plan may not be amended to increase materially the amount to be spent on distribution of Investor Shares without investor approval. BFG may voluntarily waive a portion of the 12b-1 fee without trustee approval.

                   For the fiscal year ended September 30, 2002, $4,152,000 was paid to BFG pursuant to the Plan.

OTHER EXPENSE INFORMATION

                   The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Janus Capital and its subsidiaries due to the ownership interest of JCG in DST.

                   The Fund and/or its adviser may enter into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, investor communications, sub-accounting and/or other services) to investors purchasing shares of the Fund through those firms or companies. The Fund's adviser or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

                    The Fund's adviser may also enter into arrangements with organizations that solicit clients for the adviser, which may include clients who purchase shares of the Fund. While the specific terms of each arrangement may differ, generally the fee paid by the adviser under such arrangements is based on the value of the referred client's assets managed by the adviser. None of the fees paid to such organizations will be borne by the Fund.

DISTRIBUTOR

                   The distributor (principal underwriter) of the Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Blvd., Denver, Colorado 80206. The Distributor may be reimbursed by BFG for its costs in distributing the Fund's Investor Shares.

6.                BROKERAGE POLICY

                  Although the Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, BFG as the Fund's adviser or sub-adviser is directed to place the portfolio transactions of the Fund. A report on the placement of brokerage business is given to the trustees of the Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Fund during the past three fiscal years were as follows:

                              BROKERAGE COMMISSIONS

                                              FISCAL YEAR ENDED           FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                              SEPTEMBER 30, 2002          SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
                                              ------------------          ------------------         ------------------
   Berger Small Cap Value Fund                   $ 6,009,000                 $ 4,352,000                 $ 4,682,000

                  The Investment Advisory Agreement authorizes and directs the adviser to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, the Agreement specifically authorizes the adviser or sub-adviser to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the adviser or sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the adviser or sub-adviser. Accordingly, the adviser or sub-adviser does not have an obligation to seek the lowest available commission.

                  In accordance with this provision of the Agreement, portfolio brokerage business of the Fund may be placed with brokers who provide useful brokerage and research services to the adviser or sub-adviser. The Fund's adviser or sub-adviser may consider the value of research provided as a factor in the choice of brokers. "Research" includes computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services and broker and other third-party equity research, such as publications or writings that furnish advice as to the value of securities and advisability of investing, and analyses and reports concerning issuers, industries, securities, market trends and portfolio strategies. Research may be provided orally, in print or electronically. These services included a service used by the independent trustees of the Fund in reviewing the Investment Advisory Agreement.

                  In some cases, a product or service termed "research" may serve other functions unrelated to the making of investment decisions. When a product has such a mixed use, the adviser or sub-adviser will make a good faith allocation of the cost of the product according to the use made of it. The portion of the product that assists the adviser or sub-adviser in the investment decision-making process may be paid for with a Fund's commission dollars. The adviser or sub-adviser pays for the portion of the product that is not "research" with its own funds. Accordingly, the decision whether and how to allocate the costs of such a product presents a conflict of interest for the adviser or sub-adviser.

                  The Fund's adviser or sub-adviser does not enter into formal agreements with any brokers regarding the placement of securities transactions because of any such brokerage or research services that they provide. An adviser or sub-adviser may, however, make arrangements with and maintain internal procedures for allocating transactions to brokers who provide such services to encourage them to provide services expected to be useful to the adviser's or sub-adviser's clients, including the Funds. Brokers may suggest a level of business they would like to receive in return for the brokerage and research they provide. The adviser or sub-adviser then determines whether to continue receiving the research and brokerage provided and the approximate amount of commissions it is willing to pay to continue the brokerage and research arrangement with each broker. The actual amount of commissions a broker may receive may be more or less than a broker's suggested allocations, depending on adviser's or sub-adviser's level of business, market conditions and other relevant factors. Even under these arrangements, however, the placement of all Fund transactions, must be consistent with the Funds' brokerage placement and execution policies, and must be directed to a broker who renders satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates.

                  During the fiscal year ended September 30, 2002 of the brokerage commissions paid by the Fund, the following amounts were paid to brokers who provided to the Fund selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the
Fund:

                                                         AMOUNT OF TRANSACTIONS                AMOUNT OF COMMISSIONS
                                                         ----------------------                ---------------------
             Berger Small Cap Value Fund                      $ 62,480,000                           $ 299,000

                  These brokerage and research services received from brokers are often helpful to BFG in performing its investment advisory responsibilities to the Fund, and the availability of such services from brokers does not reduce the responsibility of BFG' advisory personnel to analyze and evaluate the securities in which the Fund invests. The brokerage and research services obtained as a result of the Fund's brokerage business also will be useful to BFG in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by BFG in rendering investment advice to the Fund. Although such brokerage and research services may be deemed to be of value to BFG, they are not expected to decrease the expenses that BFG would otherwise incur in performing its investment advisory services for the Fund nor will the advisory fees that are received by BFG from the Fund be reduced as a result of the availability of such brokerage and research services from brokers.

                  The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Janus Capital and its subsidiaries due to the ownership interest of JCG in DST.

                  Included in the brokerage commissions paid by the Fund during the fiscal year ended September 30, 2002, as stated in the preceding Brokerage Commissions table, are the following amounts paid to DSTS, which served to reduce the Fund's out-of-pocket expenses as follows:

                 DSTS COMMISSIONS AND RELATED EXPENSE REDUCTIONS

                                     DSTS                            DSTS                            DSTS
                                  COMMISSIONS    REDUCTION IN    COMMISSIONS     REDUCTION IN    COMMISSIONS     REDUCTION IN
                                     PAID        EXPENSES FYE        PAID        EXPENSES FYE        PAID        EXPENSES FYE
                                  FYE 9/30/02     9/30/02(1)      FYE 9/30/01     9/30/01(1)     FYE 9/30/00      9/30/00(1)
                                  -----------    ------------    ------------    ------------    -----------     ------------
Berger Small Cap Value Fund           $ 0             $ 0            $ 0             $ 0             $ 0              $ 0

(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.

                    The Fund's adviser or sub-adviser places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research coverage of major U.S. companies, the U.S. economy and the securities markets; promptness; back office capabilities;

capital strength and financial stability; prior performance in serving the adviser or sub-adviser and its clients; and knowledge of other buyers and sellers. The adviser or sub-adviser selects the broker for each order based on the factors stated, as well as the size, difficulty and other characteristics of the order. The directors or trustees of the Funds have also authorized sales of shares of the Funds by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the adviser or sub-adviser may also consider payments made by brokers to a Fund or to other persons on behalf of a Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the adviser or sub-adviser will seek the best execution of each transaction.

7.                HOW TO PURCHASE AND REDEEM SHARES IN THE FUND

                  MINIMUM INITIAL INVESTMENTS:
                                  Regular investment                           $2,500
                                  Low Minimum Investment Plan                  $   50
                                  IRA                                          $  500
                  MINIMUM SUBSEQUENT INVESTMENTS:
                                  Regular investment                           $   50
                                  Systematic investment                        $   50
                                  Low Minimum Investment Plan
                                  (required monthly systematic investments)    $   50

                  To purchase shares in the Fund, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the following address:

                    Berger Funds
                    P.O. Box 219958
                    Kansas City, MO  64121-9958

                  PENDING APPROVAL BY THE BERGER FUNDS' SHAREHOLDERS, THE BERGER FUNDS WILL BE REORGANIZED INTO THE JANUS FAMILY OF FUNDS EFFECTIVE ON OR ABOUT MARCH 24, 2003. AFTER THE EFFECTIVE DATE OF THE REORGANIZATION, ALL SUBSEQUENT REQUESTS AND CORRESPONDENCE SHOULD BE MAILED TO JANUS FUNDS AT P.O. BOX 173375, DENVER, CO 80217-3375. BEGINNING 60 DAYS AFTER THE MERGER DATE (APPROXIMATELY MAY 24, 2003), MAIL SENT TO ANY OF THE BERGER FUNDS ADDRESSES WILL BE RETURNED TO THE SENDER.

                  If an investor is adding to an existing account that has electronic funds transfer privileges, shares may be purchased online at bergerfunds.com or by telephone to the Funds at 1-800-551-5849. In addition, shares may be purchased by placing an order by telephone to the Funds. In order to make sure that payment for telephone purchase orders is received on time, investors are encouraged to remit payment by wire or by overnight delivery of a check.

                  In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to investors who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing an investor's total return on an investment in Fund shares. No such fee will apply to an investor who purchases Fund shares directly from the Fund as described here.

                  Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone and online are described in the Prospectus. The Fund may terminate or modify those procedures and related requirements at any time. BFG may, at its own risk, waive certain of those procedures and related requirements.

8.                HOW THE NET ASSET VALUE IS DETERMINED

                  The net asset value of the Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Fund is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year.

                  The share price for the Investor Shares of the Fund is determined by adding the Investor Shares' pro rata portion of the total value of the Fund's investments, cash and other assets, deducting the Investor Shares' pro rata portion of the Fund's liabilities and the liabilities attributable directly to the Investor Shares and then dividing that value by the total number of the Investor Shares outstanding. Since net asset value for the Fund is calculated by class, and since the Investor Shares and each other class of the Fund has its own expenses, the per share net asset value of the Fund will vary by class.

                  In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Fund will be determined by using prices provided by pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

                  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

                  The Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets that may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when investors cannot purchase or redeem shares of the Fund.

9.                INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX
                  TREATMENT

                  This discussion summarizes certain federal income tax issues relating to the Fund. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, investors are urged to consult with their tax advisers with respect to their particular tax consequences.

                  TAX STATUS OF THE FUND. If the Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to investors. It may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. The Fund intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

                  TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Fund will report annually to the Internal Revenue Service, and to each investor, information about the tax treatment of the investor's distributions.

Dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the investors. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the investors, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the investors on December 31.

                  In general, net capital gains from assets held by the Fund for more than 12 months will be subject to the applicable long-term capital gain rates and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gain rates, regardless of how long an investor has held Fund shares. Assets contributed to a Fund in an in-kind purchase of Fund shares may generate more gain upon their sale than if the assets had been purchased by the Fund with cash contributed to the Fund in a cash purchase of Fund shares.

                  If the Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, an investor's basis in his or her Fund shares will be reduced by that amount.

                  If a investor has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the investor's address of record or if a investor's checks remain uncashed for six months, the Fund reserves the right to reinvest the amount distributed in shares of the applicable Fund at the NAV next computed after the check is canceled, and to convert the investor's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

                  Additionally, the Funds reserve the right to reinvest distributions of less than $10 in shares of the applicable Fund at the next computed NAV.

                  TAX ON REDEMPTIONS OF FUND SHARES. Investors may be subject to tax on the redemption of their Fund shares. In general, redemptions may give rise to a capital gain or loss, the treatment of which will depend on the investor's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the investor reinvests in the Fund shortly before or after the sale giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

                  INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Fund, unless the Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, if the Fund makes an election, investors of the Fund may be able to deduct (as an itemized deduction) or, claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.

                  If the Fund invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause the Fund to incur IRS tax and interest charges. However, the Fund may be eligible to elect one of two alternative tax treatments with respect to PFIC shares that would avoid these taxes and charges but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to investors of the Fund holding PFIC shares may differ substantially as compared with a fund that did not invest in PFIC shares.

                  INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Fund's investments may include transactions that are subject to special tax rules. Transactions involving foreign currencies may give rise to gain or loss that could affect the Fund's ability to make ordinary dividend distributions. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the

Fund. If the Fund enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

                  BACKUP WITHHOLDING. In general, if an investor is subject to backup withholding, the Fund will be required to withhold at the applicable rate from distributions to that investor. These payments are creditable against the investor's federal income tax liability.

                  FOREIGN INVESTORS. Foreign investors of the Fund generally will be subject to the applicable U.S. withholding tax on dividends paid by the Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign investor dies while owning Fund shares, those shares may be subject to U.S. estate taxes.

10.               SUSPENSION OF REDEMPTION RIGHTS

                  The Fund may not suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable shares for more than seven days except for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of investors of the Fund.

                  The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining investors, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one investor. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one investor. Should redemptions by any investor during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming investor generally will incur brokerage costs in converting the assets to cash. The redeeming investor may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.               TAX-SHELTERED RETIREMENT PLANS

                  The Fund offers several tax-qualified retirement plans for individuals, businesses and non-profit organizations, including a Profit-Sharing Plan, a Money Purchase Pension Plan, an Individual Retirement Account (IRA), a Roth IRA, an Coverdell Education Savings Account (formerly the Education IRA) and a 403(b) Custodial Account for adoption by employers and individuals who wish to participate in such plans. For information on other types of retirement plans offered by the Fund, please call 1-800-333-1001, or write to the Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005.

                  PENDING APPROVAL BY THE BERGER SHAREHOLDERS, THE BERGER FUNDS WILL BE REORGANIZED INTO THE JANUS FAMILY OF FUNDS EFFECTIVE ON OR ABOUT MARCH 24, 2003. AFTER THE EFFECTIVE DATE OF THE REORGANIZATION, FOR INFORMATION ABOUT TRADITIONAL AND ROTH IRAS, SEPS, DEFINED CONTRIBUTION PLANS AND SECTION 403(b)(7) PLANS PLEASE WRITE TO THE JANUS FUNDS AT P.O. BOX 173375, DENVER, CO 80217-3375. BEGINNING 60 DAYS AFTER THE MERGER DATE (APPROXIMATELY MAY 24,
2003), MAIL SENT TO ANY OF THE BERGER FUNDS' ADDRESSES WILL BE RETURNED TO THE SENDER.

PROFIT SHARING AND MONEY PURCHASE PENSION PLANS

                  Employers, self-employed individuals and partnerships may make tax-deductible contributions to the tax-qualified retirement plans offered by the Fund. All income and capital gains accumulated in the plans are tax free until withdrawn. The amounts that are deductible depend upon the type of plan or plans adopted.

                  If you, as an employer, self-employed person or partnership, adopt the Profit-Sharing Plan, you may vary the amount of your contributions from year to year and may elect to make no contribution at all for some years. If you adopt the Money Purchase Pension Plan, you must commit yourself to make a contribution each year according to a formula in the plan that is based upon your employees' compensation or your earned income. By adopting both the Profit Sharing and the Money Purchase Pension Plan, you can increase the amount of contributions that you may deduct in any one year.

                  If you wish to purchase shares of the Fund in conjunction with one or both of these tax-qualified plans, you may use an Internal Revenue Service approved prototype Trust Agreement and Retirement Plan available from the Fund. State Street serves as trustee of the plan, for which it charges an annual trustee's fee for the Fund or Cash Account Trust Money Portfolio (discussed below) in which the participant's account is invested. Contributions under the plans are invested exclusively in shares of the Fund or the Cash Account Trust Money Market Portfolios, which are then held by the trustee under the terms of the plans to create a retirement fund in accordance with the tax code.

                  Distributions from the Profit Sharing and Money Purchase Pension Plans generally may not be made without penalty until the participant reaches age 59-1/2 and must begin no later than April 1 of the calendar year following the year in which the participant attains age 70-1/2. A participant who is not a 5% owner of the employer may postpone such distributions to April 1 of the calendar year following the year of retirement. This exception does not apply to distributions from an individual retirement account (IRA). Except for required distributions after age 70-1/2, periodic distributions over more than 10 years and the distribution of any after-tax contributions, distributions are subject to 20% federal income tax withholding unless those distributions are rolled directly to another qualified plan or an IRA. Participants may not be able to receive distributions immediately upon request because of certain requirements under federal tax law. Since distributions that do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax adviser regarding the plans is recommended. You should also consult with your tax adviser regarding state tax law implications of participation in the plans.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)

                  If you are an individual with compensation or earned income, whether or not you are actively participating in an existing qualified retirement plan, you may be able to provide for your own retirement by adopting an IRA. The Economic Growth and Tax Relief Reconciliation Act of 2001 presents a number of changes related to IRA's in general, including increases in contribution limits. As an example, between 2002 and 2008, the individual limit on annual contributions to traditional IRAs is scheduled to gradually rise from $2,000 to $5,000. After 2008, the limits may be adjusted annually for inflation. In addition, individuals aged 50 and older may be able to take advantage of new "catch-up" contributions to IRAs. Catch-up contributions to traditional IRAs may be tax deductible, depending on whether the individual meets certain income restrictions. For information regarding how these changes may impact you, you should consult a qualified tax or financial professional.

                  Generally, if neither you nor your spouse is an active participant in an existing qualified retirement plan or if your income does not exceed certain amounts, the amounts contributed to your IRA can be deducted for federal income tax purposes whether or not your deductions are itemized. If you or your spouse are covered by an existing qualified retirement plan, the deductibility of your IRA contributions will be phased out for federal income tax purposes if your income exceeds specified amounts, although the income level at which your IRA contributions will no longer be deductible is higher if only your spouse (but not you) is an active participant. However, whether your contributions are deductible or not, the income and capital gains accumulated in your IRA are not taxed until the account is distributed.

                  If you wish to create an IRA to invest in shares of the Fund, you may use the Fund's IRA custodial agreement form, which is an adaptation of the form provided by the Internal Revenue Service. Under the IRA custodial agreement, State Street will serve as custodian, for which it will charge an annual custodian fee for the Fund and each Berger Fund and Cash Account Trust Money Market Portfolio in which the IRA is invested.

                  Distributions from an IRA generally may not be made without penalty until you reach age 59-1/2 and must begin no later than April 1 of the calendar year following the year in which you attain age 70-1/2. Since distributions that do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax adviser is recommended. You should also consult with your tax adviser about state taxation of your account.

ROTH IRA

                 If you are an individual with compensation or earned income, you may contribute to a Roth IRA, as long as your income does not exceed specified income levels. A Roth IRA is similar in many respects to a traditional IRA, as described above. The Economic Growth and Tax Relief Reconciliation Act of 2001 presents a number of changes related to Roth IRAs, as well as traditional IRAs. The maximum amount you may contribute to a Roth IRA is phased out between specified income levels, and you may not make any contribution at all to a Roth IRA if your income exceeds the maximum income amount. Generally, you can make contributions to a Roth IRA even after you reach age 70 1/2, and you are not required to take distributions from a Roth IRA prior to your death. For information regarding how these changes may impact you, you should consult a qualified tax or financial professional.

                 Contributions to a Roth IRA are not deductible for federal income tax purposes. However, the income and capital gains accumulated in a Roth IRA are not taxed while held in the IRA, and distributions can be taken tax-free if the Roth IRA has been established for a minimum of five years and the distribution is after age 59-1/2, for a first-time home purchase, or upon death or disability.

                  An individual with a modified adjusted gross income (AGI) of $100,000 or less (single or joint filing status) may be eligible to roll his or her existing IRA into a Roth IRA. However, the individual may have to pay taxes on the fair market value of the existing IRA on the date of the rollover. Please consult a qualified tax or financial professional concerning Roth IRA rollovers.

COVERDELL EDUCATION SAVINGS ACCOUNT

                  A parent or legal guardian may open a Coverdell Education Savings Account (formerly the Education IRA) as long as it is established on behalf of a child who is less than 18 years of age at the time of contribution. Contributions up to $2,000 may be made by anyone for the benefit of any one student as long as the contributors' income does not exceed the specified income levels. Like a Roth IRA, the maximum amount you may contribute to a Coverdell Education Savings Account is phased out between specified income levels, and you may not make any contribution at all to a Coverdell Education Savings Account if your income exceeds the maximum income amount.

                  Contributions to a Coverdell Education Savings Account are not deductible for federal income tax purposes, and any amount contributed to a Coverdell Education Savings Account above the maximum of $2,000 for any one student is considered "excess contribution", which is subject to an excise tax.

                  Withdrawals from a Coverdell Education Savings Account are tax free if the amounts withdrawn are made to cover the cost of qualified education expenses of a student who is attending an eligible educational institution, so long as the amount withdrawn in a year does not exceed the qualified education expenses for that year. If the withdrawal does not meet the tax-free requirements, the portion of the account attributable to dividends or gains may be subject to a withdrawal penalty. For more information on Coverdell Education Savings Account withdrawals, please consult a qualified tax or financial professional.

403(b) CUSTODIAL ACCOUNTS

                  If you are employed by a public school system or certain federally tax-exempt private schools, colleges, universities, hospitals, religious and charitable or other nonprofit organizations, you may establish a 403(b) Custodial Account. Your employer must participate in the establishment of the account.

                  If your employer participates, it will automatically deduct the amount you designate from your gross salary and contribute it to your 403(b) Custodial Account. You should consult with a qualified tax or financial professional regarding the amount you can contribute. There is a $50 minimum investment in the 403(b) Custodial Account. Contributions made to the account reduce the amount of your current income subject to federal income tax. Federal income tax is not paid on your contribution until you begin making withdrawals. In addition, all income and capital gains accumulated in the account are tax-free until withdrawn.

                  Withdrawals from your 403(b) Custodial Agreement may begin as soon as you reach age 59-1/2 and must begin no later than April 1 of the year following the later of the calendar year in which you attain age 70-1/2 or the calendar year in which you retire. Except for required distributions after age 70-1/2 and periodic distributions over more than 10 years, distributions are subject to 20% federal income tax withholding unless those distributions are rolled directly to another 403(b) account or annuity or an individual retirement account (IRA). You may not be able to receive distributions immediately upon request because of certain notice requirements under federal tax law. Since distributions that do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or qualified tax or financial professional regarding the 403(b) Custodial Account is recommended. You should also consult with a qualified tax or financial professional about state taxation of your account.

                  Individuals who wish to purchase shares of a Fund in conjunction with a 403(b) Custodial Account may use a Custodian Account Agreement and related forms available from the Funds. State Street serves as custodian of the 403(b) Custodial Account, for which it will charge an annual custodian fee for the Fund and for each Berger Fund or Cash Account Trust Money Market Portfolio in which the participant's account is invested.

12.               EXCHANGE PRIVILEGE AND SYSTEMATIC WITHDRAWAL PLAN

                  Any investor may exchange any or all of the investor's shares in any of the Funds, subject to stated minimums, for shares of any of the other available Berger Funds or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust ("CAT Portfolios"), separately managed, unaffiliated money market funds, without charge, after receiving a current prospectus of the other Fund or CAT Portfolio. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such CAT Portfolio by any of the Funds or BFG. BFG is compensated for administrative services it performs with respect to the CAT Portfolios.

                  Exchanges into or out of the Funds are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one Fund and the purchase of shares in another, which may produce a gain or loss for income tax purposes.

                  An exchange of shares may be made by written request, via on-line access or simply by telephoning the Berger Funds at 1-800-551-5849. This privilege may be terminated or amended by any of the Funds and is not available in any state in which the shares of the Fund or CAT Portfolio being acquired in the exchange are not eligible for sale. Investors automatically have telephone and on-line privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

                  An investor who owns shares of the Fund worth at least $5,000 at the current net asset value may establish a Systematic Withdrawal account from which a fixed sum will be paid to the investor at regular intervals by the Fund in which the investor is invested.

                  To establish a Systematic Withdrawal account, the investor deposits Fund shares with the Fund and appoints the Fund as agent to redeem shares in the investor's account in order to make monthly, quarterly, semi-annual or annual withdrawal payments to the investor of a fixed amount. The minimum withdrawal payment is $50.00. These payments generally will be made on the 25th day of the month.

                  Withdrawal payments are not yield or income on the investor's investment, since portions of each payment will normally consist of a return of the investor's investment. Depending on the size of the disbursements requested and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

                  The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying the Fund. The investor may, of course, make additional deposits of Fund shares in the investor's account at any time.

                  Since redemption of shares to make withdrawal payments is a taxable event, each investor should consult a tax adviser concerning proper tax treatment of the redemption.

                  PENDING APPROVAL BY THE BERGER FUNDS' SHAREHOLDERS, THE BERGER FUNDS WILL BE REORGANIZED INTO THE JANUS FAMILY OF FUNDS EFFECTIVE ON OR ABOUT MARCH 24, 2003. AFTER THE EFFECTIVE DATE OF THE REORGANIZATION, ALL SUBSEQUENT REQUESTS AND CORRESPONDENCE SHOULD BE MAILED TO JANUS FUNDS AT P.O. BOX 173375, DENVER, CO 80217-3375. BEGINNING 60 DAYS AFTER THE MERGER DATE (APPROXIMATELY MAY 24, 2003), MAIL SENT TO ANY OF THE BERGER FUNDS ADDRESSES WILL BE RETURNED TO THE SENDER.

13.               PERFORMANCE INFORMATION

                  From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Money, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Stock Index, Russell 1000 Growth Index, Russell Mid Cap Growth Index, Russell 2000 Growth Index, Russell 3000 Growth Index, Russell 2000 Value Index, Russell Mid Cap Value Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index, the Nasdaq 100 Index, the Lehman Brothers Intermediate Term Government/Corporate Bond Index or the InformationWeek 100 Index, or more narrowly based or blended indices that reflect the market sectors in which that Fund invests.

                  The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

                  The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

                  All performance figures for the Fund are based upon historical results and do not assure future performance (before or after taxes) . The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

                  Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, for the life of the Fund, or for the period since the Fund's registration statement became effective, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                         n
                                 P(1 + T)  = ERV

                  Where    P     = a hypothetical initial payment of $1,000
                           T     = the average annual total return
                           n     = the number of years
                           ERV   = the ending redeemable value of a
                                   hypothetical $1,000 payment made at the
                                   beginning of the period.

                  All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

                  Quotations of average annual total return (after taxes on distributions) for a Fund will be expressed in terms of the average annual compounded rates of return over periods of 1, 3, 5, and 10 years, for the life of the Fund, or for the period since the Fund's registration statement became effective, if shorter. These rates of return are calculated pursuant to the following formula:

                                       n
                                 P(1+T)  = ATV
                                              D

                  Where:   P     = a hypothetical initial payment of $1,000
                           T     = the average annual total return (after
                                   taxes on distributions)
                           n     = the number of years
                           ATV   = ending value of a hypothetical $1,000
                              D    payment made at the beginning of the period.

                  In calculating average annual total return (after taxes on distributions), the following assumptions will be made: (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by a Fund, less the taxes due on such distributions, are reinvested at the prices on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income and capital gain tax rates in effect on the reinvestment date, and (d) all recurring fees charged to all shareholder accounts are included.

                  Quotations of average annual total return (after taxes on distributions and redemption) for a Fund will be expressed in terms of the average annual compounded rates of return over periods of 1, 3, 5, and 10 years, for the life of the Fund, or for the period since the Fund's registration statement became effective, if shorter. These rates of return are calculated pursuant to the following formula:

                                       n
                                 P(1+T)  = ATV
                                              DR

                  Where:   P     = a hypothetical initial payment of $1,000
                           T     = the average annual total return (after taxes
                                   on distributions and redemption)
                           n     = the number of years
                           ATV   = ending value of a hypothetical $1,000 payment
                              DR   made at the beginning of the period.

                  In calculating average annual total return (after taxes on distributions and redemption), the following assumptions will be made: (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by a Fund, less the taxes due on such distributions, are reinvested at the prices on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income and capital gain tax rates in effect on the reinvestment date, (d) all recurring fees charged to all shareholder accounts are included, and (e) capital gains taxes resulting from the redemption are subtracted and the tax benefit from capital losses resulting from the redemption are added.

                  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                  Shares of the Fund had no class designations until February 14, 1997, when all of the then-existing shares were designated as Investor Shares and the Fund commenced offering another class of shares. Total return of the Investor Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)

                  The average annual total return before taxes of the Fund, for various periods ending September 30, 2002, is shown in the following table:

FUND                                       1-YEAR          3-YEAR         5-YEAR      10-YEAR
----                                       ------          ------         ------      -------
Berger Small Cap Value Fund -
Investor Shares                            (2.52)%          7.90%          6.87%       15.65%

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

                  Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of the Fund, for various periods ending September 30, 2002, is shown in the following table:

FUND                                            1-YEAR         3-YEAR         5-YEAR        10-YEAR
----                                            ------         ------         ------        -------
Berger Small Cap Value Fund -
Investor Shares                                 (5.06)%        5.74%          4.53%         12.61%

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

                  Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of the Fund, for various periods ending September 30, 2002, is shown in the following table:

FUND                                            1-YEAR         3-YEAR         5-YEAR        10-YEAR
----                                            ------         ------         ------        -------
Berger Small Cap Value Fund -
Investor Shares                                 (0.52)%         5.58%          4.61%         11.84%

                  Performance data for the Investor Shares include periods prior to the Fund's adoption of class designations on February 14, 1997, and therefore, for those periods, do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares, which came into effect on that date.

14.               ADDITIONAL INFORMATION

FUND ORGANIZATION

                  The Fund was originally organized in November 1984 as a Delaware corporation. In May 1990, the Fund was reorganized from a Delaware corporation into a Massachusetts business trust known as The Omni Investment Fund (the "Trust"). Pursuant to the Fund's reorganization, the Fund as a series of the Trust assumed all of the assets and liabilities of the Fund as a Delaware corporation, and Fund investors received shares of the Massachusetts business trust equal both in number and net asset value to their shares of the Delaware corporation. All references in this SAI to the Fund and all financial and other information about the Fund prior to such reorganization are to the Fund as a Delaware corporation. All references after such reorganization are to the Fund as a series of the Trust. On February 14, 1997, the name of the Trust was changed to Berger Omni Investment Trust and the name of the Fund was changed to the Berger Small Cap Value Fund. The name "Berger Small Cap Value Fund(R)" was registered as a service mark in September 1998.

                  The Trust is authorized to issue an indefinite number of shares of beneficial interest having a par value of $0.01 per share, which may be issued in any number of series. Currently, the Fund is the only series established under the Trust, although others may be added in the future. The shares of each series of the Trust are permitted to be divided into classes. Currently, the Fund issues two classes of shares: The Investor Shares, to which this SAI relates, are available to the general public, subject to the Fund's regular minimum investment requirements as specified in that prospectus (currently $2,500 minimum initial investment). A separate class of shares, Institutional Shares, are offered through a separate prospectus and statement of additional information and are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $250,000. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance requirement of $500.

                  Under the Fund's Declaration of Trust, each trustee will continue in office until the termination of the Trust or his or her earlier death, resignation, incapacity, retirement or removal. Vacancies will be filled by a majority vote of the remaining trustees, subject to the provisions of the Investment Company Act of 1940. Therefore, no annual or regular meetings of investors normally will be held, unless otherwise required by the Declaration of Trust or the Investment Company Act of 1940. Subject to the foregoing, investors have the power to vote for the election and removal of trustees, to terminate or reorganize the Trust, to amend the Declaration of Trust, and on any other matters on which a investor vote is required by the Investment Company Act of 1940, the Declaration of Trust, the Trust's bylaws or the trustees.

                  Investors of the Fund and, when applicable, the other series/classes of the Trust, generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Investors are entitled to one vote for each full share held and fractional votes for fractional shares held on matters submitted to a vote of investors. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and in such event the holders of the remaining shares will not be able to elect any person as a trustee.

                  Shares of the Fund are fully paid and non-assessable when issued. Dividends, distributions and the residual assets of the Fund in the event of liquidation are distributed to investors equally for each outstanding share of the Fund, subject to any applicable distinctions by class. Shares of the Fund have no preemptive rights. Fund shares have no subscription rights or conversion rights, except that investors of any class of the Fund may convert their shares into shares of any other class of the Fund in the event and only in the event the investor ceases to be eligible to purchase or hold shares of the original class or becomes eligible to purchase shares of a different class, by reason of a change in the investor's status under the conditions of eligibility in effect for such class at that time. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not required to recognize any transfer until it is recorded on the books.

                  Under Massachusetts law, investors of the Fund could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims investor liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. The Fund's Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any investor of the Fund held personally liable for the obligations of the Fund. Accordingly, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of investors for liabilities of the Fund.

                  Under governing corporate law, the Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the trustees that the transaction was in the best interests of the Fund and its investors, and may require obtaining investor approval.

MORE INFORMATION ON SPECIAL FUND STRUCTURE

                  The Fund has divided its shares into classes and has two classes of shares outstanding, the Investor Shares covered by this SAI and the Institutional Shares offered through a separate prospectus and statement of additional information. The Fund implemented its multi-class structure by adopting a Rule 18f-3 Plan under the Investment Company Act of 1940 permitting it to issue its shares in classes. The Fund's Rule 18f-3 Plan governs such matters as class features, dividends, voting, allocation of income and expenses between classes, exchange and trustee monitoring of the plan. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the relevant prospectus for the class, as it may be amended from time to time. Institutional Shares are designed for institutional, individual, and other investors willing to maintain a higher minimum account balance, currently set at $250,000. Information concerning Institutional Shares is available from the Fund at 1-800-259-2820.

                   Subject to the Trust's Declaration of Trust and any other applicable provisions, the trustees of the Trust have the authority to create additional classes, or change existing classes, from time to time, in accordance with Rule 18f-3 under the Act.

PRINCIPAL INVESTORS

                  Insofar as the management of the Fund is aware, as of December 31,2002, no person owned, beneficially or of record, more than 5% of the outstanding shares of the Investor Shares class of the Fund, except for the following:

           OWNER                                                                            PERCENTAGE
           -----                                                                            ----------
           National Financial Services Corp. ("Fidelity")                                     22.04%
           200 Liberty St., Fl. 5
           New York, NY 10281

           Charles Schwab & Co., Inc. ("Schwab")                                              10.44%
           101 Montgomery Street
           San Francisco, CA 94104

           Northern Trust Co.                                                                  6.03%
           FBO Triad Hospitals Inc.
           P O Box 92956
           Chicago, IL  60675

           Merrill Lynch                                                                      11.70%
           Pierce, Fenner & Smith Inc.
           4800 Deer Lake Dr. E.
           Jacksonville, FL  32246

                  DISTRIBUTION

                  Berger Distributors LLC, as the Fund's Distributor, is the principal underwriter of the Fund's shares. The Distributor is a wholly owned subsidiary of BFG. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of the Fund's shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer. Andrew J. Iseman, Manager and Vice President of the Distributor, is also a Vice President of the Fund. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Assistant Secretary of the Fund. Brian Ferrie, Vice President and Chief Financial Officer of the Distributor, is also Vice President of the Fund. Anthony Bosch, President and Chief Compliance Officer of the Distributor, is also Vice President of the Fund. Sue Vreeland, Assistant Secretary of the Distributor, is also Secretary of the Fund.

                  The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement that continues through April 2003, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Trust or the Distributor. The Distribution Agreement is subject to termination by the Trust or the Distributor on 60 days' prior written notice and terminates automatically in the event of its assignment. The Fund's offerings are continuous, and, under the Distribution Agreement, the Distributor continuously offers the Fund's shares and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by BFG for its costs in distributing Fund shares.

OTHER INFORMATION

                  The Fund has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Fund of which this SAI is a part. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                  Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado, acts as counsel to the Fund.

INDEPENDENT ACCOUNTANTS

                  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, acted as independent accountants for the Fund for the fiscal year ended September 30, 2002. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Fund referenced below under "Financial Information" and assisted the Fund in connection with the preparation of its 2001 tax returns.

                  PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Fund for the fiscal year ended September 30, 2003. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Fund and assist the Fund in connection with the preparation of its 2002 income tax returns.

FINANCIAL INFORMATION

                  A copy of the Annual Report referenced below is enclosed with a copy of this SAI. Additional copies of that Annual Report may be obtained upon request without charge at bergerfunds.com or by calling the Fund at 1-800-259-2820.

Year-End Financial Statements

                  The following financial statements for the Fund are incorporated herein by reference from the Annual Report to Shareholders of the Berger Funds dated September 30, 2002, in each case along with the Report of Independent Accountants thereon dated November 6, 2002.

                  Schedule of Investments as of September 30, 2002

                  Statement of Assets and Liabilities as of September 30, 2002

                  Statement of Operations for the Year Ended September 30, 2002

                  Statements of Changes in Net Assets for each of the periods indicated

                  Notes to Financial Statements, September 30, 2002

                  Financial Highlights for each of the periods indicated

                                   APPENDIX A


HIGH-YIELD/HIGH RISK CONVERTIBLE BONDS

         The Fund may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). However, the Fund will not purchase any security in default at the time of purchase. The Fund will not invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers, or in general economic conditions or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, the Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in the Fund's percentage limits for investments rated below investment grade, unless the Fund's sub-adviser deems such securities to be the equivalent of investment grade. If securities purchased by the Fund are downgraded following purchase or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the trustees of the Fund, in consultation with the Fund's sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities will decline in value, because credit ratings represent evaluations of the safety of principal, dividend and/or interest payments and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

         Expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.


CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

         Aaa-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


KEY TO STANDARD & POOR'S CORPORATE RATINGS

         AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           BERGER SMALL CAP VALUE FUND
                   (A SERIES OF BERGER OMNI INVESTMENT TRUST)


                              INSTITUTIONAL SHARES



                       STATEMENT OF ADDITIONAL INFORMATION
                        INVESTOR SERVICES: 1-800-960-8427




                    This Statement of Additional Information ("SAI") about the Berger Small Cap Value Fund (the "Fund") Institutional Shares is not a prospectus. It relates to the Prospectus describing the Institutional Shares of the Fund, dated January 28, 2003, as it may be amended or supplemented from time to time, which may be obtained by writing the Fund at P.O. Box 5005, Denver, Colorado 80217-5005, or calling 1-800-259-2820.

                    This SAI is about the class of shares of the Fund designated as Institutional Shares. Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $250,000. Shares of the Fund may be offered through certain financial intermediaries that may charge their customers transaction or other fees with respect to the customers' investment in the Fund. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance of $500.

                    The financial statements of the Fund for the fiscal year ended September 30, 2002, and the related Report of Independent Accountants on those statements, are incorporated into this SAI by reference from the Fund's 2002 Annual Report to Shareholders dated September 30, 2002.

                    A copy of that Annual Report is available, without charge, upon request, by calling 1-800-259-2820.





                    Due to Small Cap Value Fund's current size relative to the range of suitable investments available to the Fund, the Fund has discontinued public sale of its shares to new investors. Investors who have open Fund accounts may make additional investments and reinvest dividends and capital gain distributions. Under certain circumstances, current investors may also open additional accounts. If a Fund account is closed, however, additional investments in the Fund may not be possible.




                             DATED JANUARY 28, 2003

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS


                                                                      CROSS-REFERENCES TO RELATED
     SECTION                                             PAGE NO.     DISCLOSURES IN PROSPECTUS
-------------------------------------------------        --------     ---------------------------------------------------

     Introduction                                            2        Table of Contents

1.   Investment Strategies and Risks of                      2        Berger Small Cap Value Fund; The Fund's Goal and
     the Fund                                                         Principal Investment Strategies; Principal Risks

2.   Investment Restrictions                                 9        Berger Small Cap Value Fund; Investment
                                                                      Techniques, Securities and Associated Risks

3.   Management of the Fund                                  10       Organization of the Fund

4.   Investment Adviser and Sub-Adviser                      20       Organization of the Fund

5.   Expenses of the Fund                                    23       Organization of the Fund; Financial Highlights for
                                                                      the Fund

6.   Brokerage Policy                                        24       Organization of the Fund

7.   How to Purchase and Redeem Shares in the                27       To Open an Account or Purchase Shares; Selling
     Fund                                                             (Redeeming) Shares

8.   How the Net Asset Value is Determined                   28       Your Share Price

9.   Income Dividends, Capital
     Gains Distributions and Tax Treatment                   29       Distributions and Taxes

10.  Suspension of Redemption Rights                         30       Information About Your Account

11.  Tax-Sheltered Retirement Plans                          31       Tax-Sheltered Retirement Plans

12.  Exchange Privilege                                      31       Exchanging Shares

13.  Performance Information                                 31       Financial Highlights for the Fund

14.  Additional Information                                  34       Organization of the Fund; Special Fund Structure

     Financial Information                                   37       Financial Highlights for the Fund

                                  INTRODUCTION


                  The Fund is a series of the Berger Omni Investment Trust, which was reorganized as a Massachusetts business trust (the "Trust") from a Delaware corporation in May 1990. Prior to February 14, 1997, the Fund and the Trust were known as The Omni Investment Fund. The Fund is a mutual fund, or an open-end management investment company. The Fund is a diversified fund. The Fund's investment objective is capital appreciation.

1.                INVESTMENT STRATEGIES AND RISKS OF THE FUND

                  The Prospectus discusses the investment objective of the Fund and the principal investment strategies employed to achieve that objective. It also describes the principal risks of investing in the Fund.

                  This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies.

                  COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

                  DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities that bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. The Fund will not purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases in which the ratings assigned by more than one rating agency differ, the Fund will consider the security as rated in the higher category. If nonconvertible securities purchased by the Fund are downgraded to below investment grade following purchase, the trustees of the Fund, in consultation with the Fund's adviser or sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by the Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by the Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

                  Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Fund could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Fund.

                  CONVERTIBLE SECURITIES. The Fund may also purchase debt or equity securities that are convertible into common stock when the adviser or sub-adviser believes they offer the potential for a higher total return than nonconvertible securities. Although fixed-income securities generally have a priority claim on a corporation's assets

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over that of common stock, some of the convertible securities that the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's adviser or sub-adviser. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Fund will not invest in any security in default at the time of purchase and the Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Fund, in consultation with the adviser or sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  SECURITIES OF SMALLER COMPANIES. The Fund may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies because smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

                  SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Fund may invest in securities of companies with limited operating histories. The Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

                  INITIAL PUBLIC OFFERINGS. The Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories".

                  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal investors. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

                  The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund's adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's investors. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

                  The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will

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represent a smaller component of the Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

                  There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

                  The adviser's and sub-adviser's IPO trade allocation procedures govern which funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4 below. Under these IPO allocation procedures, the Fund generally will not participate in an IPO if the securities available for allocation to the Fund are insignificant relative to the Fund's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.

                  FOREIGN SECURITIES. The Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Fund's investments may also include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs).

                  Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature and to political systems that can be expected to have less stability than developed countries.

                  There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities. The use of a foreign securities depository may increase this risk. The Fund may maintain assets with a foreign securities depository if certain conditions are met. A foreign securities depository may maintain assets on behalf of the Fund if the depository: (a) acts as or operates a system for the central handling of securities that is regulated by a foreign financial regulatory authority; (b) holds assets on behalf of the Fund under safekeeping conditions no less favorable than those that apply to other participants; (c) maintains records that identify the assets of participants, and keep its own assets separated from the assets of participants; (d) provides periodic reports to participants; and
(e) undergoes periodic examination by regulatory authorities or independent accountants. In addition, the Fund's primary custodian provides the Fund with an analysis of the custodial risks of using a depository, monitors the depository on a continuous basis and notifies the Fund of any material changes in risks associated with using the depository. In general, the analysis may include an analysis of a depository's expertise and market reputation; the quality of its services, its financial strength, and insurance or indemnification arrangements; the extent and quality of regulation and independent examination of the depository; its standing in published ratings; its internal controls and other procedures for safeguarding investments; and any related legal proceedings.

                  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than

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with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

                  When the Fund is invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

                  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICs). The Fund may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), investors will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9.

                  ILLIQUID SECURITIES. The Fund is authorized to invest in securities that are illiquid or not readily marketable because, based upon their nature or the market for such securities, no ready market is available. However, the Fund will not purchase any such security, the purchase of which would cause the Fund to invest more than 10% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. If securities become illiquid following purchase or other circumstances cause more than 10% of the Fund's net assets to be invested in illiquid securities, the trustees of the Fund, in consultation with the Fund's adviser or sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction.

                  REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which the Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 10% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

                  These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) but involve certain risks, such as credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Fund expects that these risks can be controlled through careful monitoring procedures.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, the Fund currently does not intend to purchase or sell securities on a when-issued or delayed delivery basis if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, equity obligations of issuers eligible for investment by the Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into but in no event later than 90 days. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

                  When the Fund purchases securities on a when-issued basis, it will maintain, in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

                  SPECIAL SITUATIONS. The Fund may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services that may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or that enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or that are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

                  HEDGING TRANSACTIONS. As described in the Prospectus, the Fund is authorized to make limited use of certain types of options, but only for the purpose of hedging, that is, protecting against market risk caused by market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. The utilization of options is also subject to policies and procedures that may be established by the trustees from time to time. In addition, the Fund is not required to hedge. Decisions regarding hedging are subject to the adviser or sub-adviser's judgment of the cost of the hedge, its potential effectiveness and other factors the adviser or sub-adviser considers pertinent.

                  A hedging transaction may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. In addition, hedging transactions do not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire. Use of these instruments by the Fund involves the potential for a loss that, in the case of a call option written by the Fund, may exceed the premium received for the option. However, the Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities. To help ensure that the Fund will be able to meet its obligations under options written by the Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

                  The principal risks of the Fund utilizing options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of options and movements in the prices of the securities or positions hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular options at any particular time and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; and (d) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities.

In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  The following is additional information concerning the options that the Fund may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for premiums paid for the purchase of options. In addition, the Fund may only write call options that are covered and only up to 10% of the Fund's net assets. The following information should be read in conjunction with the information concerning the Fund's use of options and the risks of such instruments contained in the Prospectus.

                  Options on Securities and Securities Indices. The Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when the Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

                  A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                  The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

                  The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. If the Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

                  The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

                  An option position may be closed out only when a secondary market exists for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (a) there may be insufficient trading interest in certain options, (b) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (d) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (e) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (f) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  In addition, when the Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  An option on a securities index is similar to an option on a security except that rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

                  The Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. The Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

                  An example of a hedging transaction using an index option would be if the Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Fund will generally invest may be imperfect, the Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

                  TEMPORARY DEFENSIVE MEASURES. Although the Fund reserves the right to take temporary defensive measures, it is the intention of the Funds to remain fully invested at all times. The Fund may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or sub-adviser believes market, economic or political conditions warrant a temporary defensive position. In addition, certain unusual circumstances may force the Fund to temporarily depart from the investment requirement implied by its name. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, the Fund could miss the opportunity to participate in any stock or bond market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.

                  PORTFOLIO TURNOVER. The portfolio turnover rates of the Fund are shown in the Financial Highlights table included in the Prospectus. The annual portfolio turnover rates of the Fund have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. Investment changes in the Fund will be made whenever the investment manager deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management.

                  Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Fund. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of the Fund, although sales of certain stocks could lead to realization of gains and, possibly, increased taxable distributions to investors. The Fund's brokerage policy is discussed further under Section 6--Brokerage Policy, and additional information concerning income taxes is located under Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment.

2.                INVESTMENT RESTRICTIONS

                  The investment objective of the Fund is capital appreciation.

                  The Fund has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without an investor vote. The principal policies and strategies used by the Fund are described in the Prospectus.

                  In addition, the Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (a) 67% or more of the voting securities of the Fund present at a meeting of investors thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the trustees without investor vote.

                  The following fundamental restrictions apply to the Fund. The Fund may not:

                  (1) Issue senior securities as defined in the Investment Company Act of 1940;

                  (2) Invest in companies for the purpose of acquiring control or management thereof;

                  (3) Invest or hold securities of any issuer if the officers and trustees of the Fund and its adviser own individually more than one-half (1/2) of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

                  (4) Invest in other investment companies, except in connection with a plan of merger, consolidation, reorganization or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than a customary broker's commission);

                  (5) Participate on a joint or joint and several basis in any trading account in securities;

                  (6) Purchase securities of any company with a record of less than three (3) years continuous operation (including that of predecessors) if such purchase would cause the cost of the Fund's investments in all such companies to exceed 5% of the Fund's total assets;

                  (7) Invest in securities (except those of the U.S. government or its agencies) of any issuer if immediately thereafter the Fund would then own more than 10% of that issuer's voting securities;

                  (8) Loan cash or portfolio securities, except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase;

                  (9) Borrow money in excess of 5% of the value of its assets and, then, only as a temporary measure for extraordinary or emergency purposes;

                  (10) Pledge, mortgage or hypothecate any of its assets to secure a debt;

                  (11) Purchase or sell real estate or any other interests in real estate (including real estate limited partnership interests);

                  (12) Purchase securities on margin or sell short;

                  (13) Invest in commodities or commodity contracts;

                  (14) Act as an underwriter of securities of other issuers or invest in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933 ("Restricted Securities");

                  (15) Invest more than 10% of the value of its net assets in illiquid securities which are not readily marketable, repurchase agreements maturing in more than seven (7) days, written over-the-counter ("OTC") options and securities used as cover for written OTC options;

                  (16) Invest in oil, gas or mineral leases;

                  (17) Invest more than 5% of the value of its net assets in warrants or more than 2% of its net assets in warrants that are not listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System;

                  (18) Invest more than 25% of the value of its assets, at the time of purchase, in securities of companies principally engaged in a particular industry, although the Fund may as a temporary defensive measure invest up to 100% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies; or

                  (19) With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

                  The trustees have adopted additional non-fundamental investment restrictions for the Fund. These limitations may be changed by the trustees without an investor vote. The non-fundamental investment restrictions include the following:

                  (1) Only for the purpose of hedging, the Fund may purchase and sell put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in premiums for options. The Fund may only write call options that are covered and only up to 10% of the Fund's net assets.

                  (2) The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

                  (3) The Fund has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, which requires that at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in a strategy suggested by the Fund's name. Investors will be given at least 60 days' notice prior to any change in the existing investment strategy of the Fund.

                  Investment restrictions that involve a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund.

3.                MANAGEMENT OF THE FUND

                  The Fund is supervised by trustees who are responsible for major decisions about the Fund's policies and overall Fund oversight. The Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, sub-adviser, administrator, transfer agent and custodian.

                  The trustees and executive officers of the Fund are listed below, together with information that includes their principal occupations during the past five years and other principal business affiliations. The trustees of the Fund have adopted a trustee retirement age of 75 years.


                                 POSITION(S)                                                   NUMBER OF
                                 HELD WITH THE                                                 FUNDS IN
                                 TRUST; TERM                                                   FUND
                                 OF OFFICE AND                                                 COMPLEX
NAME, ADDRESS                    LENGTH OF                                                     OVERSEEN    OTHER DIRECTORSHIPS HELD
AND AGE                          TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS  BY TRUSTEE  BY TRUSTEE
---------------------------    --------------  ----------------------------------------------- ----------  -------------------------

INDEPENDENT TRUSTEES

Michael Owen                     Chairman of     Dean of Zayed University (since September         17      n/a
210 University Blvd.             the Board;      2000).  Formerly self-employed as a financial
Denver, CO 80206                 34 years        and management consultant, and in real estate
                                                 development (from June 1999 to September
DOB: 1937                                        2000).  Dean (from 1993 to June 1999), and a
                                                 member of the Finance faculty (from 1989 to
                                                 1993), of the College of Business, Montana
                                                 State University. Formerly, Chairman and
                                                 Chief Executive Officer of Royal Gold, Inc.
                                                 (mining) (1976 to 1989).

Dennis E. Baldwin                Trustee;        President, Baldwin Financial Counseling           17      n/a
210 University Blvd.             11 years       (since July 1991).  Formerly, Vice President
Denver, CO 80206                                 and Denver Office Manager of Merrill Lynch
                                                 Capital Markets (1978 to 1990).
DOB: 1928

Katherine A. Cattanach, CFA      Vice Chair of   General Partner/Managing Principal (since         17      n/a
210 University Blvd.             the Board;      September 1987), Sovereign Financial
Denver, CO 80206                 8 years         Services, Inc. (financial consulting and
                                                 management firm).  Executive Vice President
DOB: 1945                                        (1981 to 1988), Captiva Corporation, Denver,
                                                 Colorado (private investment management
                                                 firm).  Ph.D. in Finance (Arizona State
                                                 University).

Paul R. Knapp                    Trustee;        Executive Officer of DST Systems, Inc.            17      Director and Vice
210 University Blvd.             8 years         ("DST"), a publicly traded information and                President (February 1998
Denver, CO 80206                                 transaction processing company, which acts as             to November 2000) of West
                                                 the Funds transfer agent (since October                   Side Investments, Inc.
DOB: 1945                                        2000).   DST is 33% owned by Janus Capital                (investments), a wholly
                                                 Group Inc., which indirectly owns                         owned subsidiary of DST
                                                 approximately 86% of Berger Financial Group               Systems, Inc.
                                                 LLC.  Mr. Knapp owns common shares and
                                                 options convertible into common shares of DST
                                                 Systems which, in the aggregate and assuming
                                                 exercise of the options, would result in his
                                                 owning less than 1/2 of 1% of DST Systems
                                                 common shares.  Mr. Knapp is also President
                                                 of Vermont Western Assurance, Inc., a wholly
                                                 owned subsidiary of DST Systems (since
                                                 December 2000).  President, Chief Executive
                                                 Officer and a director (September 1997 to
                                                 October 2000) of DST Catalyst, Inc., an
                                                 international financial markets consulting,
                                                 software and computer services company, (now
                                                 DST International, a subsidiary of DST).
                                                 Previously (1991 to October 2000), Chairman,
                                                 President, Chief Executive Officer and a
                                                 director of Catalyst Institute (international
                                                 public policy research organization focused
                                                 primarily on financial markets and institutions);
                                                 also (1991 to September 1997), Chairman, President,
                                                 Chief Executive Officer and a director of Catalyst
                                                 Consulting (international financial institutions
                                                 business consulting firm).


                                 POSITION(S)                                                   NUMBER OF
                                 HELD WITH THE                                                 FUNDS IN
                                 TRUST; TERM                                                   FUND
                                 OF OFFICE AND                                                 COMPLEX
NAME, ADDRESS                    LENGTH OF                                                     OVERSEEN    OTHER DIRECTORSHIPS HELD
AND AGE                          TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS  BY TRUSTEE  BY TRUSTEE
---------------------------    --------------  ----------------------------------------------- ----------  -------------------------

INDEPENDENT TRUSTEES

Harry T. Lewis, Jr.              Trustee;        Lewis Investments (since June 1988)               17      Director, J.D. Edwards &
210 University Blvd.             15 years        (self-employed private investor).  Formerly,              Co. (1995 to March 2002);
Denver, CO 80206                                 Senior Vice President, Rocky Mountain Region,             Director, National Fuel
                                                 of Dain Bosworth Incorporated and member of               Corporation (oil & gas
DOB: 1933                                        that firm's Management Committee (1981 to                 production); Advisory
                                                 1988).                                                    Director, Otologics, LLC,
                                                                                                           (implantable hearing aid)
                                                                                                           (since 1999); Member of
                                                                                                           Community Advisory Board,
                                                                                                           Wells Fargo Bank-Denver

William Sinclaire                Trustee;        President (since January 1998), Santa Clara       17      n/a
210 University Blvd.             31 years        LLC (privately owned agricultural company).
Denver, CO 80206                                 President (from January 1963 to January
                                                 1998), Sinclaire Cattle Co. (privately owned
DOB: 1928                                        agricultural company).

Albert C. Yates                  Trustee;        President (since 1990), Chancellor and            17      Member, Board of
210 University Blvd.             1 1/2 years     Professor of Chemistry-Department of                      Directors, Adolph Coors
Denver, CO 80206                                 Chemistry, of Colorado State University.                  Company (brewing company)
                                                 Formerly Executive Vice President and Provost             (since 1998); Member,
DOB: 1941                                        (1983 to 1990), Academic Vice President and               Board of Directors,
                                                 Provost (1981 to 1983) and Professor of                   Dominion Industrial
                                                 Chemistry (1981 to 1990) of Washington State              Capital Bank (1999 to
                                                 University.  Vice President and University                2000); Member, Board of
                                                 Dean for Graduate Studies and Research and                Directors, Centennial
                                                 Professor of Chemistry of the University of               Bank of the West (since
                                                 Cincinnati (1977 to 1981).                                2001).





                      POSITION(S)                                                           NUMBER OF
                      HELD WITH THE                                                         FUNDS IN
                      TRUST; TERM                                                           FUND
                      OF OFFICE AND                                                         COMPLEX
NAME, ADDRESS         LENGTH OF                                                             OVERSEEN     OTHER DIRECTORSHIPS HELD
AND AGE               TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS         BY TRUSTEE   BY TRUSTEE
------------------    --------------  ----------------------------------------------------  -----------  -------------------------

INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

Jack R. Thompson*     President and   President and a director since May 1999 (Executive        17       Audit Committee Member of
210 University Blvd.  Trustee of      Vice President from February 1999 to May 1999) of                  the Public Employees
Denver, CO 80206      the Trust       Berger Growth Fund and Berger Large Cap Growth Fund.               Retirement Association of
                      (since May      President and a trustee since May 1999 (Executive                  Colorado (pension plan)
DOB: 1949             1999)           Vice President from February 1999 to May 1999) of                  (from November 1997 to
                                      Berger Investment Portfolio Trust, Berger                          December 2001).
                                      Institutional Products Trust, Berger Worldwide Funds
                                      Trust, Berger Worldwide Portfolios Trust and Berger
                                      Omni Investment Trust. President and Chief Executive
                                      Officer (since June 1999) (Executive Vice President
                                      from February 1999 to June 1999) of Berger Financial
                                      Group LLC. Director, President and Chief Executive
                                      Office of Stilwell Management, Inc. (from September
                                      1999 to December 2002). President and Chief Executive
                                      Officer of Berger/Bay Isle LLC (from May 1999 to
                                      December 2002). Self-employed as a consultant from
                                      July 1995 to February 1999. Director of Wasatch
                                      Advisors (investment management) from February 1997
                                      to February 1999.


* Mr. Thompson is considered an interested person of the Trust due to his positions held at Berger Financial Group LLC (or its affiliated companies).


                                 POSITION(S) HELD WITH THE TRUST,
NAME, ADDRESS                    TERM OF OFFICE AND LENGTH OF TIME
AND AGE                          SERVED                              PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
--------------------------      -----------------------------------  --------------------------------------------------------------

OFFICERS OF THE TRUST

Janice M. Teague*                Vice President of the Trust         Vice President (since November 1998) and Assistant
210 University Blvd.             (since November 1998) and           Secretary (since February 2000 and previously from
Denver, CO 80206                 Assistant Secretary (since          September 1996 to November 1998) and Secretary (November
                                 February 2000)                      1998 to February 2000) of the Berger Funds.  Vice
DOB: 1954                                                            President (since October 1997), Secretary (since
                                                                     November 1998) and Assistant Secretary (from October
                                                                     1996 to November 1998) with Berger Financial Group LLC.
                                                                     Vice President and Secretary with Berger Distributors
                                                                     LLC (since August 1998).  Vice President and Secretary
                                                                     of Bay Isle Financial LLC (since January 2002).
                                                                     Formerly, self-employed as a business consultant (from
                                                                     June 1995 to September 1996).

Andrew J. Iseman*                Vice President of the Trust         Vice President of the Berger Funds (since March 2001).
210 University Blvd.             (since Mar. 2001)                   Vice President (since September 1999) and Chief
Denver, CO 80206                                                     Operating Officer (since November 2000) of Berger
                                                                     Financial Group LLC.  Manager (since September 1999) and
DOB: 1964                                                            Director (from June 1999 to September 1999) of Berger
                                                                     Distributors LLC.  Vice President-Operations (from
                                                                     February 1999 to November 2000) of Berger Financial
                                                                     Group LLC.  Associate (from November 1998 to February
                                                                     1999) with DeRemer & Associates (a consulting firm).
                                                                     Vice


                                 POSITION(S) HELD WITH THE TRUST,
NAME, ADDRESS                    TERM OF OFFICE AND LENGTH OF TIME
AND AGE                          SERVED                              PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
--------------------------      -----------------------------------  --------------------------------------------------------------

OFFICERS OF THE TRUST


                                                                     President-Operations (from February 1997 to November 1998) and
                                                                     Director of Research and Development (from May 1996 to February
                                                                     1997) of Berger Financial Group LLC.

Anthony R. Bosch*                Vice President of the Trust         Vice President of the Berger Funds (since February
210 University Blvd.             (since Feb. 2000)                   2000).   Vice President (since June 1999) and Chief
Denver, CO 80206                                                     Legal Officer (since August 2000) with Berger Financial
                                                                     Group LLC.  President, Chief Executive Officer, Manager
DOB: 1965                                                            (since December 2002), Vice President (from September
                                                                     2001 to December 2002) and Chief Compliance Officer
                                                                     (since September 2001) with Berger Distributors LLC.
                                                                     Vice President of Bay Isle Financial LLC (since January
                                                                     2002).  Formerly, Assistant Vice President of Federated
                                                                     Investors, Inc. (from December 1996 to May 1999), and
                                                                     Attorney with the U.S. Securities and Exchange
                                                                     Commission (from June 1990 to December 1996).

Brian S. Ferrie*                 Vice President of the Trust         Vice President of the Berger Funds (since November
210 University Blvd.             (since Nov. 1998)                   1998).   Vice President (since February 1997), Treasurer
Denver, CO 80206                                                     and Chief Financial Officer (since March 2001) and Chief
                                                                     Compliance Officer (from August 1994 to March 2001) with
DOB: 1958                                                            Berger Financial Group LLC.  Vice President (since May
                                                                     1996), Treasurer and Chief Financial Officer (since March 2001)
                                                                     and Chief Compliance Officer (from May 1996 to September 2001)
                                                                     with Berger Distributors LLC.

John A. Paganelli*               Vice President (since Nov. 1998)    Vice President (since November 1998), Treasurer (since
210 University Blvd.             and Treasurer (since Mar. 2001)     March 2001) and Assistant Treasurer (from November 1998
Denver, CO 80206                 of the Trust                        to March 2001) of the Berger Funds.  Vice President
                                                                     (since November 1998) and Manager of Accounting (from
DOB: 1967                                                            January 1997 to November 1998) with Berger Financial
                                                                     Group LLC.  Formerly, Manager of Accounting (December
                                                                     1994 through October 1996) and Senior Accountant (from
                                                                     November 1991 to December 1994) with Palmeri Fund
                                                                     Administrators, Inc.

Sue Vreeland*                    Secretary of the Trust (since       Secretary of the Berger Funds (since February 2000).
210 University Blvd.             Feb. 2000)                          Assistant Vice President (since April 2002) and
Denver, CO 80206                                                     Assistant Secretary (since June 1999) of Berger
                                                                     Financial Group LLC.  Assistant Secretary of Berger
DOB: 1948                                                            Distributors LLC (since June 1999) and Bay Isle
                                                                     Financial LLC (since December 2001).  Formerly,
                                                                     Assistant Secretary of the Janus Funds (from March 1994
                                                                     to May 1999), Assistant Secretary of Janus Distributors,
                                                                     Inc. (from June 1995 to May 1997) and Manager of Fund
                                                                     Administration for Janus Capital Corporation (from
                                                                     February 1992 to May 1999).

David C. Price, CPA*             Assistant Vice President of the     Assistant Vice President (since March 2001) of the
210 University Blvd.             Trust (since Mar. 2001)             Berger Funds. Assistant Vice President-Compliance (since
Denver, CO 80206                                                     March 2001) and Manager-Compliance (from October 1998 to
                                                                     March 2001) with Berger Financial Group LLC.  Formerly,
DOB: 1969                                                            Senior Auditor (from July 1996 to August 1998) and Auditor
                                                                    (from August 1993 to June 1996) with PricewaterhouseCoopers
                                                                     LLP, a public accounting firm.

Lance V. Campbell, CFA, CPA*     Assistant Treasurer of the Trust    Assistant Treasurer (since March 2001) of the Berger
210 University Blvd.             (since Mar. 2001)                   Funds. Assistant Vice President (since January 2002) and
Denver, CO 80206                                                     Manager of Investment Accounting (from August 1999 to
                                                                     January 2002) with Berger Financial Group LLC.
DOB: 1972                                                            Formerly, Senior Auditor (from December 1998 to August
                                                                     1999) and Auditor (from August 1997 to December 1998)
                                                                     with PricewaterhouseCoopers LLP, a public accounting
                                                                     firm, and Senior Fund Accountant (from January 1996 to
                                                                     July 1997) with INVESCO Funds Group.



* Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds and/or of the Funds adviser or sub-adviser.

The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Compensation Committee, Pricing Committee, and Brokerage Committee. Information about each of these committees is provided in the following table:


                                                                                                          NUMBER OF
                                                                                                          MEETINGS HELD
                                                                                                          DURING LAST
COMMITTEE                       FUNCTIONS                                           MEMBERS               FISCAL YEAR
------------------------------- --------------------------------------------------- --------------------- ----------------
Audit Committee                 Reviews the financial reporting process, the        Michael Owen (Chair)
                                system of internal control, the audit process,      Katherine A.
                                and the Trusts process for monitoring compliance    Cattanach (Vice              4
                                with investment restrictions and applicable laws    Chair)
                                as well as the Trusts Code of Ethics.               Dennis E. Baldwin
                                                                                    Paul R. Knapp
                                                                                    Harry T. Lewis, Jr.
                                                                                    William Sinclaire
                                                                                    Albert C. Yates

Nominating Committee            Identifies and recommends individuals for Trustee   Katherine A.
                                membership.  The committee does not consider        Cattanach (Chair)
                                nominees recommended by securityholders.            Michael Owen                 0
                                                                                    Dennis E. Baldwin
                                                                                    Harry T. Lewis, Jr.
                                                                                    William Sinclaire
                                                                                    Albert C. Yates

Compensation Committee          Determines and reviews the level of compensation    Katherine A.
                                for Independent Trustees/Directors.                 Cattanach (Chair)            0
                                                                                    William Sinclaire
                                                                                    Albert C. Yates

Pricing Committee               Determines the fair value of restricted             Harry T. Lewis, Jr.
                                securities and other securities for which market    (Chair)                      0
                                quotations are not readily available pursuant to    Dennis E. Baldwin
                                procedures adopted by the Trustees.                 Jack R. Thompson
                                                                                    Albert C. Yates

Brokerage Committee             Reviews and makes recommendations regarding         Dennis E. Baldwin
                                matters related to the Trust's use of brokerage     (Chair)                      2
                                commissions and placement of portfolio              Katherine A.
                                transactions.                                       Cattanach
                                                                                    Harry T. Lewis, Jr.
                                                                                    Jack R. Thompson

The table below gives the dollar range of shares of each Fund, as well as the aggregate dollar range of shares of all funds advised and sponsored by Berger Financial Group LLC (the "Berger Funds"), owned by each Trustee as of December 31, 2002.


                                                                                           AGGREGATE DOLLAR RANGE OF SECURITIES IN
                                                                 DOLLAR RANGE OF           ALL REGISTERED INVESTMENT COMPANIES
NAME OF TRUSTEE              FUND                                SECURITIES IN THE FUNDS   OVERSEEN BY THE TRUSTEE IN BERGER FUNDS
---------------              ----                                -----------------------   ----------------------------------------

INDEPENDENT TRUSTEES

Michael Owen                 Berger Growth Fund                    $1 - $10,000               Over $100,000
                             Berger Large Cap Growth Fund          $1 - $10,000
                             Berger Mid Cap Growth Fund            $10,001 - $50,000
                             Berger Mid Cap Value Fund             $10,001 - $50,000
                             Berger Balanced Fund                  $10,001 -- $50,000
                             Berger Small Company Growth Fund      $10,001 -- $50,000
                             Berger Information Technology Fund    $1 - $10,000
                             Berger International Fund             $10,001 -- $50,000
                             Berger Small Cap Value Fund           $50,000 - $100,000

Dennis E. Baldwin            Berger Small Cap Value Fund           $1 - $10,000              $1 - $10,000

Katherine A. Cattanach       None                                  n/a                       n/a

Paul R. Knapp                Berger Mid Cap Value Fund             $50,000 - $100,000        Over $100,000
                             Berger Small Cap Value Fund           $10,001 -- $50,000

Harry T. Lewis, Jr.          Berger Growth Fund                    $50,000 - $100,000        Over $100,000
                             Berger Large Cap Growth Fund          $10,001 - $50,000
                             Berger Mid Cap Growth Fund            $10,001 - $50,000
                             Berger Mid Cap Value Fund             $50,000 - $100,000
                             Berger Balanced Fund                  Over $100,000
                             Berger Small Company Growth Fund      $50,000 - $100,000
                             Berger Information Technology Fund    $10,001 - $50,000
                             Berger International Fund             $10,001 - $50,000
                             Berger Small Cap Value Fund           $50,000 - $100,000
                             Berger Small Cap Value Fund II        $10,001 - $50,000

William Sinclaire            None                                  n/a                       n/a

Albert C. Yates              Berger Large Cap Growth Fund          $10,001 -- $50,000        $10,001 -- $50,000
                             Berger Mid Cap Growth Fund            $10,001 -- $50,000
                             Berger Balanced Fund                  $10,001 -- $50,000
                             Berger Small Cap Value Fund           $10,001 -- $50,000

INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

Jack R. Thompson             None                                  n/a                       n/a


APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS


                   The Fund's investment advisory and sub-advisory agreements must be approved by vote of the Fund's trustees, including the vote of the majority of trustees who are not parties to the agreements or "interested persons" of any parties (the "Independent Trustees") cast in person at a meeting called for such purpose. After the initial term of the agreements, the continuation of the Fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory and sub-advisory agreements. In preparation for these meetings, the trustees request and review a wide variety of materials, including materials provided by the Berger Funds' investment adviser, and, in the case of continuance of such agreements, extensive data provided by third parties. In addition, the Independent Trustees receive advice from counsel to the Independent Trustees.

                   At the March 2002 meeting, the trustees, including a majority of Independent Trustees, approved the Fund's investment advisory and sub-advisory agreements based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the investment advisory and other services to be provided to the Fund under the agreements, including the adviser's and sub-adviser's personnel, experience and compliance program and the resources and investment process provided by the advisers, (2) the Fund's expenses under the agreements and how those expenses compared to those of other comparable mutual funds; and (3) the profitability of the adviser.

                   In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the investment advisory and sub-advisory agreements and concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

TRUSTEE COMPENSATION

                  The officers of the Fund received no compensation from the Fund during the fiscal year ended September 30, 2002. However, trustees of the Fund who are not "interested persons" of the Fund or its adviser or sub-adviser are compensated for their services according to a fee schedule, allocated among the Berger Funds. Neither the officers of the Fund nor the trustees receive any form of pension or retirement benefit compensation from the Fund.

                  The following table sets forth information regarding compensation paid or accrued for each trustee of the Fund and the other Berger
Funds:


       NAME AND POSITION
       WITH BERGER FUNDS                                    AGGREGATE COMPENSATION FROM
-------------------------------------- ---------------------------------------------------------------------------------
                                                                                              ALL BERGER FUNDS(1)
                                                  BERGER SMALL CAP VALUE FUND      FISCAL YEAR ENDING SEPTEMBER 30, 2002
                                                  ---------------------------      --------------------------------------
                                                            $ 35,570                              $ 65,000
     Dennis E. Baldwin(2)

                                                            $ 38,306                              $ 70,000
     Katherine A. Cattanach(2)

                                                            $ 32,834                              $ 60,000
     Paul R. Knapp(2)
                                                            $ 32,834                              $ 60,000
     Harry T. Lewis(2)

                                                            $ 41,042                              $ 75,000
     Michael Owen(2)

                                                            $ 32,834                              $ 60,000
     William Sinclaire(2)

                                                            $ 32,834                              $ 60,000
     Albert C. Yates(2)

                                                               $ 0                                  $ 0
     Jack R. Thompson(2),(3),(4)


(1) Includes Berger Growth Fund, Berger Large Cap Growth Fund, Berger Investment Portfolio Trust (including Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Information Technology Fund, Berger New Generation Fund, Berger Select Fund, Berger Large Cap Value Fund, Berger Mid Cap Value Fund, Berger Small Cap Value Fund II and Berger Balanced
     Fund), Berger Institutional Products Trust (four series), Berger Worldwide Funds Trust (three series, including Berger International Fund), Berger Worldwide Portfolios Trust (one series) and Berger Omni Investment Trust (one series). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each director/trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $37,903; Katherine A. Cattanach $70,000; William Sinclaire $60,000; Albert C. Yates $43,500.

(2) Director of Berger Growth Fund and Berger Large Cap Growth Fund and trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(3)  Interested person of Berger Financial Group LLC.

(4) President of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

                   Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by certain of the Berger Funds. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustee for this purpose. Pursuant to an SEC exemptive order, those Berger Funds that have adopted the plan are permitted to purchase shares of the designated funds in order to offset their obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The obligation of a Berger Fund to make payments of deferred fees under the plan is a general obligation of that Fund.

                   As of December 31, 2002, the officers and trustees of the Fund as a group owned, of record or beneficially, an aggregate of less than 1% of the outstanding shares of the Institutional Shares class of the Fund and the Trust.

                   The Trust, the Fund's investment adviser, sub-adviser and principal underwriter have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds in certain circumstances. The Codes of Ethics are described fully under Restrictions on Personal Trading in Section 4 of this SAI.

4.                 INVESTMENT ADVISER AND SUB-ADVISER

BERGER FINANCIAL GROUP LLC - INVESTMENT ADVISER

                   Berger Financial Group LLC ("BFG"), 210 University Boulevard, Denver, Colorado 80206 is the investment adviser to the Fund. BFG is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. BFG also acts as the Fund's administrator and is responsible for such functions as monitoring compliance with all applicable federal and state laws. BFG is a Nevada Limited Liability Company, and has been in the investment advisory business since 1974. BFG, and its subsidiaries, serve as investment adviser or sub-adviser to mutual funds and institutional investors and had assets under management of approximately $13.6 billion as of December 31, 2002.

                   On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("BFG"), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus Capital"). As a result of the consolidation, effective January 1, 2003, Janus Capital Corporation and Stilwell merged and the new organization - Janus Capital Group Inc. ("JCG") - is now responsible for the strategic direction of its investment management subsidiaries, including BFG. Janus Capital owns approximately 86% of BFG, which is an indirect subsidiary of JCG. It is anticipated that BFG will be dissolved.

                   In connection with the reorganization of BFG, the Berger Funds' Independent Trustees approved, subject to shareholder approval, the appointment of Janus Capital as the adviser to certain Berger value funds and the reorganization of these funds into the Janus fund family. Shareholders of Berger Small Cap Value Fund will be asked to vote on this proposal. Under the proposed reorganization, Perkins, Wolf, McDonnell & Company ("PWM") will remain the sub-adviser to Berger Small Cap Value Fund and the Fund will be merged into a newly created Janus small cap value fund.

                   It is anticipated that shareholders will be receiving materials about the proposals in January and that a shareholders meeting will be held in March 2003. It is also anticipated that, subsequent to the shareholders meeting, Janus Capital will acquire a minority interest in PWM.

                   JCG also owns approximately 33% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company, which acts as the Fund's transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer, which may execute portfolio trades for the Fund.

PERKINS, WOLF, MCDONNELL & COMPANY - SUB-ADVISER

                   Perkins, Wolf, McDonnell & Company (the "sub-adviser" or "PWM"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been engaged as the Fund's investment sub-adviser. The sub-adviser was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. The sub-adviser is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment adviser with the SEC.

                   PWM was the Fund's investment adviser from the date the Fund commenced operations in 1985 to February 1997. PWM became the investment sub-adviser to the Fund on February 14, 1997, following investor approval of a new Sub-Advisory Agreement between the adviser and the sub-adviser. PWM has also been the investment sub-adviser to the Berger Mid Cap Value Fund since it commenced operations in August 1998.

                  Robert H. Perkins has been the lead investment manager for the Fund since its inception in 1985. As lead manager, Robert Perkins is responsible for the daily decisions on the security selection for the Fund's portfolio. Robert Perkins has been an investment manager since 1970 and serves as President and a director of PWM. Thomas M. Perkins, brother of Robert Perkins, has also served as investment manager of the Fund since January 1999. Thomas Perkins has been an investment manager since 1974 joined PWM as a portfolio manager in 1998. Robert Perkins owns 46% of PWM. Gregory E. Wolf owns 21% of PWM and serves as its Treasurer and a director. Tom Perkins owns 12% of PWM. It is anticipated that, subsequent to the shareholders meeting, Janus Capital will acquire a minority interest in PWM.

INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

                   Under the Investment Advisory Agreement between the adviser and the Fund, the adviser is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. The Investment Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law.

                   Under the Agreement, the adviser is compensated for its services by the payment of a fee at the following annual rate, calculated as a percentage of the average daily net assets of the Fund. Investment advisory fees are charged to the Fund according to the following schedule:



                                                  AVERAGE DAILY NET ASSETS                   ANNUAL RATE
                                                  ------------------------                   -----------

Berger Small Cap Value Fund                          First $500 million                          .85%
                                                     Next $500 million                           .80%
                                                      Over $1 billion                            .75%



                   The following schedule reflects the advisory fees charged to the Fund for the fiscal year ended September 30, 2002:


            FUND                    ADVISER           INVESTMENT ADVISORY FEE
-----------------------------  -----------------    ---------------------------

Berger Small Cap Value Fund          BFG                      0.77%


                   The Investment Advisory Agreement will continue in effect until the last day of April 2003, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the adviser or sub-adviser. The Agreement is subject to termination by the Fund or the adviser on 60 days' written notice, and terminates automatically in the event of its assignment.

                   Under the Sub-Advisory Agreement between the adviser and the sub-adviser, the sub-adviser is responsible for day-to-day investment management of the Fund. The sub-adviser manages the investments in the Fund and determines what securities and other investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the trustees of the Fund. The Sub-Advisory Agreement provides that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                   The Fund pays no fees directly to the sub-adviser. The sub-adviser will receive from the adviser a fee at the annual rate of 0.425% of the first $500 million of average daily net assets of the Fund, 0.40% of the next $500 million, and 0.375% of any amount in excess of $1 billion.

                   The Sub-Advisory Agreement will continue in effect until the last day of April 2003, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the adviser or the sub-adviser. The Sub-Advisory Agreement is subject to termination by the Fund or the sub-adviser on 60 days' written notice, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

TRADE ALLOCATIONS

                   While investment decisions for the Fund are made independently by the sub-adviser, the same investment decision may be made for a Fund and one or more accounts advised by the adviser or sub-adviser. In this circumstance, should purchase and sell orders of the same class of security be in effect on the same day, the orders for such transactions may be combined by the adviser or sub-adviser in order to seek the best combination of net price and execution for each based upon procedures adopted by the adviser and sub-adviser. Based upon these procedures, client orders partially filled will, as a general matter, be allocated pro rata in proportion to each client's original order, although exceptions may be made to avoid, among other things, odd lots and de minimus allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received. Although in some cases this policy might adversely affect the price paid or received by a Fund or other participating accounts, or the size of the position obtained or liquidated, the adviser or sub-adviser will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

                  The adviser and sub-adviser have adopted procedures for allocating to their participating accounts' securities purchased pursuant to a company's initial public offering ("IPO"). The procedures provide that such allocations must be effected in a manner that is fair and equitable to all accounts. Generally, securities received from participating in IPOs will be allocated to participating accounts pro rata based on account net assets.

                  The key criterion for determining eligibility of the account to participate in an offering is the suitability of the investment for the account. An account may participate in an IPO allocation if BFG believes that, based on the account's investment restrictions, risk profile, asset composition and cash levels, the IPO is an appropriate investment. Accordingly, not every account will participate in every IPO allocation. In addition, an account generally will not participate in an IPO if the securities available for allocation to the account are insignificant relative to the account's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many or any IPOs.

RESTRICTIONS ON PERSONAL TRADING

                  BFG, the Berger Funds and Berger Distributors LLC each permits its directors, officers and employees to purchase and sell securities for their own accounts, including securities that may be purchased or held by the Fund, in accordance with a policy regarding personal investing contained in each entities' Code of Ethics. The policies require all covered persons to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds or other advisory clients. Officers of BFG and Berger Distributors LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policies. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policies or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Funds.

                  In addition to the pre-clearance requirements described above, the policies subject directors and officers of BFG, the Berger Funds and Berger Distributors LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. The policies are administered by BFG, which reviews all reportable transactions for compliance. The policies are subject to management interpretation and exceptions may be authorized in certain circumstances.

                  PWM has adopted a Code of Ethics, which is substantially similar to the Code adopted by BFG.

5.                EXPENSES OF THE FUND

                  In addition to paying an investment advisory fee to BFG, the Fund pays all of its expenses not assumed by BFG, including, but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, expenses of investor meetings, compensation of trustees who are not interested persons of BFG, expenses of printing and distributing reports to investors and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of the Fund. The Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for investors of the Fund.

                   Under a separate Administrative Services Agreement with respect to the Fund, BFG performs certain administrative and recordkeeping services not otherwise performed by the Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. For the fiscal year ended September 30, 2002, BFG did not charge an administrative fee to the Fund. The administrative services fees may be changed by the Fund's trustees without investor approval.

                   Additionally, under a separate Shareowner Servicing Agreement, Berger Distributors LLC agrees to perform certain shareowner servicing on behalf of the Fund. Berger Distributors LLC will respond to shareowner inquiries (via the telephone, e-mail, or other correspondence) regarding account balances, account status, account maintenance requests, purchases, redemptions, exchanges, transfers, net asset value prices, and dividend amounts and payment dates. For these services, Berger Distributors LLC receives a fee from the Fund based on certain service levels and is reimbursed for reasonable out-of-pocket expenses.

                   The following table shows the total dollar amounts of advisory fees and administrative services fees paid by the Fund for the periods indicated. For Funds that have two classes of shares, each class bears pro rata its share of the Fund's investment advisory fee based on assets.

                           BERGER SMALL CAP VALUE FUND


      FISCAL YEAR ENDED              INVESTMENT           ADMINISTRATIVE
         SEPTEMBER 30              ADVISORY FEE(1)        SERVICE FEE(2)          FEE WAIVER                TOTAL
------------------------------- ---------------------- --------------------- ---------------------- ----------------------

             2002                   $ 25,688,000               $ 0                $ (374,000)           $ 25,314,000

             2001                   $ 18,728,000               $ 0                $ (782,000)           $ 17,946,000

             2000                   $  9,858,000               $ 0                $ (224,000)           $  9,634,000


(1) Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced from .90% to the following rates of average daily net assets:
     0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% in excess of $1 billion.

(2) Effective October 1, 1999, the 0.01% administrative services fee was eliminated.

                   The Fund has appointed State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, as its recordkeeping and pricing agent. In addition, State Street also serves as the Fund's custodian. The Fund has appointed DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, Missouri

64121, as its transfer agent and dividend-disbursing agent. JCG owns approximately 33% of the outstanding shares of DST.

                   As recordkeeping and pricing agent, State Street calculates the daily net asset value of the Fund and performs certain accounting and recordkeeping functions required by the Fund. The Fund pays State Street a monthly asset-based fee for such services. State Street is also reimbursed for certain out-of-pocket expenses.

                   State Street, as custodian, and its subcustodians have custody and provide for the safekeeping of the Fund's securities and cash, and receive and remit the income thereon as directed by the management of the Fund. The custodian and subcustodians do not perform any managerial or policy-making functions for the Fund. For its services as custodian, State Street receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

                   As transfer agent and dividend disbursing agent, DST maintains all investor accounts of record; assists in mailing all reports, proxies and other information to the Fund's investors; calculates the amount of, and delivers to the Fund's investors, proceeds representing all dividends and distributions; and performs other related services. For these services, DST receives a fee from the Fund at an annual rate of $15.47 per open Fund investor account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses.

                   All of State Street's fees are subject to reduction pursuant to an agreed-upon formula for certain earnings credits on the cash balances of the Fund. Earnings credits received by the Fund can be found on the Fund's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information

OTHER EXPENSE INFORMATION

                   The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Janus Capital and its subsidiaries due to the ownership interest of JCG in DST.

                   The Fund and/or its adviser may enter into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, investor communications, sub-accounting and/or other services) to investors purchasing shares of the Fund through those firms or companies. The Fund's adviser or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

                   The Fund's adviser may also enter into arrangements with organizations that solicit clients for the adviser, which may include clients who purchase shares of the Fund. While the specific terms of each arrangement may differ, generally the fee paid by the adviser under such arrangements is based on the value of the referred client's assets managed by the adviser. None of the fees paid to such organizations will be borne by the Fund.

DISTRIBUTOR

                   The distributor (principal underwriter) of the Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Blvd., Denver, Colorado 80206. The Distributor may be reimbursed by BFG for its costs in distributing the Fund's Institutional Shares.

6.                BROKERAGE POLICY

                  Although the Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, BFG as the Fund's adviser is directed to place the portfolio transactions of the Fund.

The adviser may delegate placement of brokerage to the Fund's sub-adviser. A report on the placement of brokerage business is given to the trustees of the Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Fund during the past three fiscal years were as follows:




                              BROKERAGE COMMISSIONS

                                             FISCAL YEAR ENDED            FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                             SEPTEMBER 30, 2002          SEPTEMBER 30, 2001           SEPTEMBER 30, 2000
                                         ---------------------------  --------------------------- ------------------------------
       Berger Small Cap Value Fund              $ 6,009,000                 $ 4,352,000                   $ 4,682,000


                  The Investment Advisory Agreement authorizes and directs the adviser to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. The Sub-Advisory Agreement for the Fund similarly directs the sub-adviser. However, the Agreement specifically authorizes the adviser or sub-adviser to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the adviser or sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the adviser. Accordingly, the adviser or sub-adviser does not have an obligation to seek the lowest available commission.

                  In accordance with this provision of the Agreement, portfolio brokerage business of the Fund may be placed with brokers who provide useful brokerage and research services to the adviser or sub-adviser. The Fund's adviser or sub-adviser may consider the value of research provided as a factor in the choice of brokers. "Research" includes computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services and broker and other third-party equity research, such as publications or writings that furnish advice as to the value of securities and advisability of investing, and analyses and reports concerning issuers, industries, securities, market trends and portfolio strategies. Research may be provided orally, in print or electronically. These services included a service used by the independent trustees of the Fund in reviewing the Investment Advisory Agreement.

                    In some cases, a product or service termed "research" may serve other functions unrelated to the making of investment decisions. When a product has such a mixed use, the adviser or sub-adviser will make a good faith allocation of the cost of the product according to the use made of it. The portion of the product that assists the adviser or sub-adviser in the investment decision-making process may be paid for with a Fund's commission dollars. The adviser or sub-adviser pays for the portion of the product that is not "research" with its own funds. Accordingly, the decision whether and how to allocate the costs of such a product presents a conflict of interest for the adviser or sub-adviser.

                    The Fund's adviser and sub-adviser do not enter into formal agreements with any brokers regarding the placement of securities transactions because of any such brokerage or research services that they provide. An adviser or sub-adviser may, however, make arrangements with and maintain internal procedures for allocating transactions to brokers who provide such services to encourage them to provide services expected to be useful to the adviser's or sub-adviser's clients, including the Funds. Brokers may suggest a level of business they would like to receive in return for the brokerage and research they provide. The adviser or sub-adviser then determines whether to continue receiving the research and brokerage provided and the approximate amount of commissions it is willing to pay to continue the brokerage and research arrangement with each broker. The actual amount of commissions a broker may receive may be more or less than a broker's suggested allocations, depending on adviser's or sub-adviser's level of business, market conditions and other relevant factors. Even under these arrangements, however, the placement of all Fund transactions, must be consistent with the Funds' brokerage placement and execution policies, and must be directed to a broker who renders satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates.

                  During the fiscal year ended September 30, 2002 of the brokerage commissions paid by the Fund, the following amounts were paid to brokers who provided to the Fund selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the
Fund:

                                                     AMOUNT OF TRANSACTIONS             AMOUNT OF COMMISSIONS
                                                ------------------------------- -------------------------------------
               Berger Small Cap Value Fund              $ 62,480,000                     $ 299,000



                  These brokerage and research services received from brokers are often helpful to BFG in performing its investment advisory responsibilities to the Fund, and the availability of such services from brokers does not reduce the responsibility of BFG' advisory personnel to analyze and evaluate the securities in which the Fund invests. The brokerage and research services obtained as a result of the Fund's brokerage business also will be useful to BFG in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by BFG in rendering investment advice to the Fund. Although such brokerage and research services may be deemed to be of value to BFG, they are not expected to decrease the expenses that BFG would otherwise incur in performing its investment advisory services for the Fund nor will the advisory fees that are received by BFG from the Fund be reduced as a result of the availability of such brokerage and research services from brokers.

                  Under the Investment Advisory Agreement in effect until February 14, 1997, the adviser was permitted to place the Fund's brokerage with affiliated brokers, subject to adhering to certain procedures adopted by the trustees and subject to obtaining prompt execution or orders at the most favorable net price. All the brokerage commissions shown in the Brokerage Commissions table above for the fiscal year ended December 31, 1996, and $138,000 of the brokerage commissions shown in the table for the fiscal year ended September 30, 1997 (which constituted all of the brokerage commissions paid by the Fund for the period January 1, 1997, to February 14, 1997), were paid to PWM, which is also a registered broker-dealer. On February 14, 1997, new arrangements for the Berger Small Cap Value Fund came into effect with investor approval and since that time, the trustees have not authorized the Fund's brokerage to be placed with any broker or dealer affiliated with the adviser or sub-adviser, except through DSTS under the circumstances described immediately below.

                  The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Janus Capital and its subsidiaries due to the ownership interest of JCG in DST.

                  Included in the brokerage commissions paid by the Fund during the fiscal year ended September 30, 2002, as stated in the preceding Brokerage Commissions table, are the following amounts paid to DSTS, which served to reduce the Fund's out-of-pocket expenses as follows:

                 DSTS COMMISSIONS AND RELATED EXPENSE REDUCTIONS

                                     DSTS                            DSTS                            DSTS
                                  COMMISSIONS     REDUCTION IN    COMMISSIONS     REDUCTION IN    COMMISSIONS     REDUCTION IN
                                     PAID         EXPENSES FYE       PAID         EXPENSES FYE       PAID         EXPENSES FYE
                                  FYE 9/30/02     9/30/02(1)      FYE 9/30/01     9/30/01(1)      FYE 9/30/00     9/30/00(1)
------------------------------- ---------------- -------------- --------------- --------------- --------------- ----------------
Berger Small Cap Value Fund           $ 0             $ 0            $ 0             $ 0             $ 0              $ 0


(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.

                    The Fund's adviser or sub-adviser places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research coverage of major U.S. companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the adviser or sub-adviser and its clients; and knowledge of other buyers and sellers. The adviser or sub-adviser selects the broker for each order based on the factors stated, as well as the size, difficulty and other characteristics of the order. The directors or trustees of the Funds have also authorized sales of shares of the Funds by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the adviser or sub-adviser may also consider payments made by brokers to a Fund or to other persons on behalf of a Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the adviser or sub-adviser will seek the best execution of each transaction.

7.                HOW TO PURCHASE AND REDEEM SHARES IN THE FUND

                  Minimum Initial Investment                       $250,000.00


                  Institutional Shares in the Fund may be purchased at the relevant net asset value without a sales charge. The minimum initial investment for Institutional Shares of the Fund is $250,000. (This requirement is not applicable to investor accounts opened prior to February 14, 1997, which met the initial investment minimum in effect for the Fund at the time of their initial purchase.)

                  To purchase shares in the Fund, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the following address:

                  Berger Funds
                  P.O. Box 219958
                  Kansas City, MO  64121-9958

                  PENDING APPROVAL BY THE BERGER FUNDS' SHAREHOLDERS, THE BERGER FUNDS WILL BE REORGANIZED INTO THE JANUS FAMILY OF FUNDS EFFECTIVE ON OR ABOUT MARCH 24, 2003. AFTER THE EFFECTIVE DATE OF THE REORGANIZATION, ALL SUBSEQUENT REQUESTS AND CORRESPONDENCE SHOULD BE MAILED TO JANUS FUNDS AT P.O. BOX 173375, DENVER, CO 80217-3375. BEGINNING 60 DAYS AFTER THE MERGER DATE (APPROXIMATELY MAY 24, 2003), MAIL SENT TO ANY OF THE BERGER FUNDS ADDRESSES WILL BE RETURNED TO THE SENDER.

                  Payment for shares purchased may be made by wire, electronic funds transfer or mail. All purchase orders are effected at the relevant net asset value per share of the Fund next determined after receipt of the purchase order, completed application and payment. A purchase order, together with payment in proper form, received by the Fund, its authorized agent or designee prior to the close of the New York Stock Exchange (the "Exchange") on a day the Fund is open for business will be effected at that day's net asset value. An order received after that time will be effected at the net asset value determined on the next business day.

                  Additional investments may be made at any time by mail, telephone (1-800-960-8427) or online (bergerfunds.com) at the relevant net asset value by calling or writing the Fund and making payment by wire or electronic funds transfer as outlined here.

                  In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to investors who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing an investor's total return on an investment in Fund shares. No such fee will apply to an investor who purchases Fund shares directly from the Fund as described here.

                  Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone and online are described in the Prospectus. The Fund may terminate or modify those procedures and related requirements at any time. BFG may, at its own risk, waive certain of those procedures and related requirements.

                   The Fund also offers a Systematic Investment Plan (minimum $50 per month) and a Systematic Withdrawal Plan (minimum of $50 withdrawn monthly, quarterly, semiannually or annually). Forms for these plans may be obtained online at bergerfunds.com or by calling 1-800-960-8427.

                   As described in the Prospectus, the Fund may involuntarily redeem the shares in an investor's account if the account balance drops below $250,000 - but only if it drops below this amount because shares have been redeemed, not because the share value has declined. Investors will be given at least 60 days' notice before the Fund undertakes any involuntary redemption. During that time, the investor may buy more shares to bring the account to or above the minimum. Accounts that meet the following criteria have lower minimum balance requirements and must maintain these minimum balances to avoid involuntary redemption:

                  o If the account was established on or before February 14, 1997, the required minimum account balance is $500.

                  o If the account was established between February 15, 1997 and February 19, 1998, the required minimum account balance is $100,000.

8.                HOW THE NET ASSET VALUE IS DETERMINED

                  The net asset value of the Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Fund is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year.

                  The per share net asset value of the Institutional Shares is determined by dividing the Institutional Shares' pro rata portion of the total value of the Fund's securities and other assets, less the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable to the Institutional Shares, by the total number of Institutional Shares outstanding. Since net asset value for the Fund is calculated by class, and since the Institutional Shares and each other class of the Fund has its own expenses, the per share net asset value of the Fund will vary by class.

                  In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Fund will be determined by using prices provided by pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

                  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

                  The Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets that may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when investors cannot purchase or redeem shares of the Fund.

9.                INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX
                  TREATMENT

                  This discussion summarizes certain federal income tax issues relating to the Fund. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, investors are urged to consult with their tax advisers with respect to their particular tax consequences.

                  TAX STATUS OF THE FUND. If the Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to investors. It may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. The Fund intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

                  TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Fund will report annually to the Internal Revenue Service, and to each investor, information about the tax treatment of the investor's distributions. Dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the investors. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the investors, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the investors on December 31.

                  In general, net capital gains from assets held by the Fund for more than 12 months will be subject to the applicable long-term capital gain rate and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gain rates, regardless of how long an investor has held Fund shares. Assets contributed to a Fund in an in-kind purchase of Fund shares may generate more gain upon their sale than if the assets had been purchased by the Fund with cash contributed to the Fund in a cash purchase of Fund shares.

                  If the Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, an investor's basis in his or her Fund shares will be reduced by that amount.

                  If a investor has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the investor's address of record or if a investor's checks remain uncashed for six months, the Fund reserves the right to reinvest the amount distributed in shares of the applicable Fund at the NAV next computed after the check is canceled, and to convert the investor's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

                  Additionally, the Funds reserve the right to reinvest distributions of less than $10 in shares of the applicable Fund at the next computed NAV.

                  TAX ON REDEMPTIONS OF FUND SHARES. Investors may be subject to tax on the redemption of their Fund shares. In general, redemptions may give rise to a capital gain or loss, the treatment of which will depend on the investor's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the investor reinvests in the Fund shortly before or after the sale giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

                  INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Fund, unless the Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, if the Fund makes an election, investors of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.

                  If the Fund invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause the Fund to incur IRS tax and interest charges. However, the Fund may be eligible to elect one of two alternative tax treatments with respect to PFIC shares that would avoid these taxes and charges but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to investors of the Fund holding PFIC shares may differ substantially as compared with a fund that did not invest in PFIC shares.

                  INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Fund's investments may include transactions that are subject to special tax rules. Transactions involving foreign currencies may give rise to gain or loss that could affect the Fund's ability to make ordinary dividend distributions. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Fund. If the Fund enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

                  BACKUP WITHHOLDING. In general, if an investor is subject to backup withholding, the Fund will be required to withhold at the applicable rate from distributions to that investor. These payments are creditable against the investor's federal income tax liability.

                  FOREIGN INVESTORS. Foreign investors of the Fund generally will be subject to the applicable U.S. withholding tax on dividends paid by the Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign investor dies while owning Fund shares, those shares may be subject to U.S. estate taxes.

10.               SUSPENSION OF REDEMPTION RIGHTS

                  The Fund may not suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable shares for more than seven days except for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of investors of the Fund.

                  The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining investors, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one investor. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one investor. Should redemptions by any investor during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming investor generally will incur brokerage costs in converting the assets to cash. The redeeming investor may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.                TAX-SHELTERED RETIREMENT PLANS

                   The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA or other retirement plans, please call 1-800-259-2820, or write to the Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at 1-800-259-2820.

                    PENDING APPROVAL BY THE BERGER SHAREHOLDERS, THE BERGER FUNDS WILL BE REORGANIZED INTO THE JANUS FAMILY OF FUNDS EFFECTIVE ON OR ABOUT MARCH 24, 2003. AFTER THE EFFECTIVE DATE OF THE REORGANIZATION, FOR INFORMATION ABOUT TRADITIONAL AND ROTH IRAS, SEPS, DEFINED CONTRIBUTION PLANS AND SECTION 403(B)(7) PLANS PLEASE WRITE TO THE JANUS FUNDS AT P.O. BOX 173375, DENVER, CO 80217-3375. BEGINNING 60 DAYS AFTER THE MERGER DATE (APPROXIMATELY MAY 24,
2003), MAIL SENT TO ANY OF THE BERGER FUNDS' ADDRESSES WILL BE RETURNED TO THE SENDER.

12.               EXCHANGE PRIVILEGE

                  Any investor may exchange any or all of the investor's shares in any of the Funds, subject to stated minimums, for shares of any of the other available Berger Funds or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust ("CAT Portfolios"), separately managed, unaffiliated money market funds, without charge, after receiving a current prospectus of the other Fund or CAT Portfolio. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such CAT Portfolio by any of the Funds or BFG. BFG is compensated for administrative services it performs with respect to the CAT Portfolios.

                  Exchanges into or out of the Funds are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one Fund and the purchase of shares in another, which may produce a gain or loss for income tax purposes.

                  An exchange of shares may be made by written request, via on-line access or simply by telephoning the Berger Funds at 1-800-960-8427. This privilege may be terminated or amended by any of the Funds and is not available in any state in which the shares of the Fund or CAT Portfolio being acquired in the exchange are not eligible for sale. Investors automatically have telephone and on-line privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

                  PENDING APPROVAL BY THE BERGER FUNDS' SHAREHOLDERS, THE BERGER FUNDS WILL BE REORGANIZED INTO THE JANUS FAMILY OF FUNDS EFFECTIVE ON OR ABOUT MARCH 24, 2003. AFTER THE EFFECTIVE DATE OF THE REORGANIZATION, ALL SUBSEQUENT REQUESTS AND CORRESPONDENCE SHOULD BE MAILED TO JANUS FUNDS AT P.O. BOX 173375, DENVER, CO 80217-3375. BEGINNING 60 DAYS AFTER THE MERGER DATE (APPROXIMATELY MAY 24, 2003), MAIL SENT TO ANY OF THE BERGER FUNDS ADDRESSES WILL BE RETURNED TO THE SENDER.

13.               PERFORMANCE INFORMATION

                  From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Money, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Stock Index, Russell 1000 Growth Index, Russell Mid Cap Growth Index, Russell 2000 Growth Index, Russell 3000 Growth Index, Russell 2000 Value Index, Russell Mid Cap Value Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index, the Nasdaq 100 Index, the Lehman Brothers Intermediate Term Government/Corporate Bond Index or the InformationWeek 100 Index, or more narrowly based or blended indices that reflect the market sectors in which that Fund invests.

                  The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

                  The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

                  All performance figures for the Fund are based upon historical results and do not assure future performance (before or after taxes). The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

                  Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, for the life of the Fund, or for the period since the Fund's registration statement became effective, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                                    n
                                            P(1 + T)  = ERV

                  Where  P   = a hypothetical initial payment of $1,000
                         T   = the average annual total return
                         n   = the number of years
                         ERV = the ending redeemable value of a hypothetical
                               $1,000 payment made at the beginning of the period.

                  All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis and assume that all dividends and distributions are reinvested when paid.

                  Quotations of average annual total return (after taxes on distributions) for a Fund will be expressed in terms of the average annual compounded rates of return over periods of 1, 3, 5, and 10 years, for the life of the Fund, or for the period since the Fund's registration statement became effective, if shorter. These rates of return are calculated pursuant to the following formula:

                                               n
                                         P(1+T)  = ATV
                                                      D

                  Where:   P     = a hypothetical initial payment of $1,000
                           T     = the average annual total return (after
                                   taxes on distributions)
                           n     = the number of years
                           ATV   = ending value of a hypothetical $1,000
                              D    payment made at the beginning of the period.

                  In calculating average annual total return (after taxes on distributions), the following assumptions will be made: (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by a Fund, less the taxes due on such distributions, are reinvested at the prices on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income and capital gain tax rates in effect on the reinvestment date, and (d) all recurring fees charged to all shareholder accounts are included.

                  Quotations of average annual total return (after taxes on distributions and redemption) for a Fund will be expressed in terms of the average annual compounded rates of return over periods of 1, 3, 5, and 10 years, for the life of the Fund, or for the period since the Fund's registration statement became effective, if shorter. These rates of return are calculated pursuant to the following formula:

                                               n
                                         P(1+T) = ATV
                                                     DR

      Where:      P         = a hypothetical initial payment of $1,000
                  T         = the average annual total return (after taxes on
                              distributions and redemption)
                  n         = the number of years
                  ATV       = ending value of a hypothetical $1,000 payment
                     DR       made at the beginning of the period.

                  In calculating average annual total return (after taxes on distributions and redemption), the following assumptions will be made: (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by a Fund, less the taxes due on such distributions, are reinvested at the prices on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income and capital gain tax rates in effect on the reinvestment date, (d) all recurring fees charged to all shareholder accounts are included, and (e) capital gains taxes resulting from the redemption are subtracted and the tax benefit from capital losses resulting from the redemption are added.

                  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                  Shares of the Fund had no class designations until February 14, 1997, when all of the then-existing shares were designated as Institutional Shares and the Fund commenced offering another class of shares. Total return of the Institutional Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)

                  The average annual total return before taxes of the Fund, for various periods ending September 30, 2002, is shown in the following table:


FUND                                            1-YEAR         3-YEAR         5-YEAR        10-YEAR
------------------------------------------- --------------- -------------- -------------- ------------
Berger Small Cap Value Fund -                   (2.13)%          8.22%          7.23%       15.86%
Institutional Shares


AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

                  Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of the Fund, for various periods ending September 30, 2002, is shown in the following table:


FUND                                            1-YEAR         3-YEAR         5-YEAR        10-YEAR
------------------------------------------- --------------- -------------- -------------- ------------
Berger Small Cap Value Fund -                   (4.75)%          5.97%          4.77%       12.76%
Institutional Shares


AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

                  Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of the Fund, for various periods ending September 30, 2002, is shown in the following table:


FUND                                            1-YEAR         3-YEAR         5-YEAR        10-YEAR
------------------------------------------- --------------- -------------- -------------- ------------
Berger Small Cap Value Fund -                  (0.27)%          5.79%          4.84%       11.99%
Institutional Shares


14.               ADDITIONAL INFORMATION

FUND ORGANIZATION

                  The Fund was originally organized in November 1984 as a Delaware corporation. In May 1990, the Fund was reorganized from a Delaware corporation into a Massachusetts business trust known as The Omni Investment Fund (the "Trust"). Pursuant to the Fund's reorganization, the Fund as a series of the Trust assumed all of the assets and liabilities of the Fund as a Delaware corporation, and Fund investors received shares of the Massachusetts business trust equal both in number and net asset value to their shares of the Delaware Corporation. All references in this SAI to the Fund and all financial and other information about the Fund prior to such reorganization are to the Fund as a Delaware corporation. All references after such reorganization are to the Fund as a series of the Trust. On February 14, 1997, the name of the Trust was changed to Berger Omni Investment Trust and the name of the Fund was changed to the Berger Small Cap Value Fund. The name "Berger Small Cap Value Fund(R)" was registered as a service mark in September 1998.

                  The Trust is authorized to issue an indefinite number of shares of beneficial interest having a par value of $0.01 per share, which may be issued in any number of series. Currently, the Fund is the only series established under the Trust, although others may be added in the future. The shares of each series of the Trust are permitted to be divided into classes. Currently, the Fund issues two classes of shares: The Institutional Shares, to which this SAI relates, are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $250,000. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance requirement of $500. A separate class of shares, Investor Shares, is offered through a separate prospectus and statement of additional information and is available to the general public, subject to the Fund's regular minimum investment requirements as specified in that prospectus (currently $2,500 minimum initial investment).

                  Under the Fund's Declaration of Trust, each trustee will continue in office until the termination of the Trust or his or her earlier death, resignation, incapacity, retirement or removal. Vacancies will be filled by a majority vote of the remaining trustees, subject to the provisions of the Investment Company Act of 1940. Therefore, no annual or regular meetings of investors normally will be held, unless otherwise required by the Declaration of Trust or the Investment Company Act of 1940. Subject to the foregoing, investors have the power to vote for the election and removal of trustees, to terminate or reorganize the Trust, to amend the Declaration of Trust, and on any other matters on which a investor vote is required by the Investment Company Act of 1940, the Declaration of Trust, the Trust's bylaws or the trustees.

                  Investors of the Fund and, when applicable, the other series/classes of the Trust, generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Investors are entitled to one vote for each full share held and fractional votes for fractional shares held on matters submitted to a vote of investors. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person as a trustee.

                  Shares of the Fund are fully paid and non-assessable when issued. Dividends, distributions and the residual assets of the Fund in the event of liquidation are distributed to investors equally for each outstanding share of the Fund, subject to any applicable distinctions by class. Shares of the Fund have no preemptive rights. Fund shares have no subscription rights or conversion rights, except that investors of any class of the Fund may convert their shares into shares of any other class of the Fund in the event and only in the event the investor ceases to be eligible to purchase or hold shares of the original class, or becomes eligible to purchase shares of a different class, by reason of a change in the investor's status under the conditions of eligibility in effect for such class at that time. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not required to recognize any transfer until it is recorded on the books.

                  Under Massachusetts law, investors of the Fund could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims investor liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. The Fund's Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any investor of the Fund held personally liable for the obligations of the Fund. Accordingly, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of investors for liabilities of the Fund.

                  Under governing corporate law, the Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the trustees that the transaction was in the best interests of the Fund and its investors, and may require obtaining investor approval.

MORE ON SPECIAL FUND STRUCTURE

                  The Fund has divided its shares into classes and has two classes of shares outstanding, the Institutional Shares covered by this SAI and the Investor Shares offered through a separate prospectus and statement of additional information. The Fund implemented its multi-class structure by adopting a Rule 18f-3 Plan under the Investment Company Act of 1940 permitting it to issue its shares in classes. The Fund's Rule 18f-3 Plan governs such matters as class features, dividends, voting, allocation of income and expenses between classes, exchange and trustee monitoring of the Plan. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the relevant prospectus for the class, as it may be amended from time to time. Investor Shares are made available to the general public and bear a 0.25% 12b-1 fee. Information concerning Investor Shares is available from the Fund at 1-800-333-1001.

                   Subject to the Trust's Declaration of Trust and any other applicable provisions, the trustees of the Trust have the authority to create additional classes, or change existing classes, from time to time, in accordance with Rule 18f-3 under the Act.

PRINCIPAL INVESTORS

                  Insofar as the management of the Fund is aware, as of December 31, 2002, no person owned, beneficially or of record, more than 5% of the outstanding shares of the Institutional Shares class of the Fund, except for the following:


         OWNER                                                                     PERCENTAGE
-------------------------------------------------------------------- --------------------------------

         Charles Schwab & Co., Inc.                                                   12.15%
         101 Montgomery Street
         San Francisco, CA 94104

         JP Morgan Chase Bank Cust                                                    12.92%
         Super Saver Capital Accumulation Plan
         Participating AMR Co Subsidiaries
         4 New York Plaza, 2nd Fl
         New York, NY  10004

         National Financial Services Corp. ("Fidelity")                               10.30%
         200 Liberty St.  Fl. 5
         New York, NY 10281


DISTRIBUTION

                   Berger Distributors LLC, as the Fund's Distributor, is the principal underwriter of the Fund's shares. The Distributor is a wholly owned subsidiary of BFG. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of the Fund's shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer. Andrew J. Iseman, Manager and Vice President of the Distributor, is also a Vice President of the Fund. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Assistant Secretary of the Fund. Brian Ferrie, Vice President and Chief Financial Officer of the Distributor, is also Vice President of the Fund. Anthony Bosch, President and Chief Compliance Officer of the Distributor, is also Vice President of the Fund. Sue Vreeland, Assistant Secretary of the Distributor, is also Secretary of the Fund.

                  The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement that continues through April 2003, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Trust or the Distributor. The Distribution Agreement is subject to termination by the Trust or the Distributor on 60 days' prior written notice and terminates automatically in the event of its assignment. The Fund's offerings are continuous, and, under the Distribution Agreement, the Distributor continuously offers the Fund's shares and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by BFG for its costs in distributing Fund shares.

OTHER INFORMATION

                  The Fund has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Fund of which this SAI is a part. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                  Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado, acts as counsel to the Fund.

INDEPENDENT ACCOUNTANTS

                  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, acted as independent accountants for the Fund for the fiscal year ended September 30, 2002. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Fund referenced below under "Financial Information" and assisted the Fund in connection with the preparation of its 2001 tax return.

                  PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Fund for the fiscal year ended September 30, 2003. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Fund and assist the Fund in connection with the preparation of its 2002 income tax returns.

FINANCIAL INFORMATION

                  A copy of the Annual Report referenced below is enclosed with a copy of this SAI. Additional copies of that Annual Report may be obtained upon request without charge at bergerfunds.com or by calling the Fund at 1-800-259-2820.

Year-End Financial Statements

                  The following financial statements for the Fund are incorporated herein by reference from the Annual Report to Shareholders of the Berger Funds dated September 30, 2002, in each case along with the Report of Independent Accountants thereon dated November 6, 2002.

                  Schedule of Investments as of September 30, 2002

                  Statement of Assets and Liabilities as of September 30, 2002

                  Statement of Operations for the Year Ended September 30, 2002

                  Statements of Changes in Net Assets for each of the periods indicated

                  Notes to Financial Statements, September 30, 2002

                  Financial Highlights for each of the periods indicated

                                   APPENDIX A


HIGH-YIELD/HIGH RISK CONVERTIBLE BONDS

         The Fund may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). However, the Fund will not purchase any security in default at the time of purchase. The Fund will not invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers, or in general economic conditions or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, the Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in the Fund's percentage limits for investments rated below investment grade, unless the Fund's sub-adviser deems such securities to be the equivalent of investment grade. If securities purchased by the Fund are downgraded following purchase or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the trustees of the Fund, in consultation with the Fund's sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities will decline in value, because credit ratings represent evaluations of the safety of principal, dividend and/or interest payments and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

         Expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

         Aaa-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

         AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC and C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                          BERGER OMNI INVESTMENT TRUST


PART C.           OTHER INFORMATION

Item 23.          Exhibits

                  The Exhibit Index following the signature page below is incorporated herein by reference.

Item 24.          Persons Controlled by or under Common Control with Registrant

                  None.

Item 25.          Indemnification

                  Article XII of the Amended and Restated Declaration of Trust of the Registrant, dated April 19, 1990, provides for indemnification of officers and trustees of the Trust against liabilities and expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust. The Trust also may advance money for these expenses, provided that the trustees or officers undertake to repay the Trust if it is ultimately determined that they are not entitled to indemnification. The Trust has the power to purchase insurance on behalf of its trustees and officers, whether or not it would be permitted or required to indemnify them for any such liability under the Declaration of Trust or applicable law, and the Trust has purchased and maintains an insurance policy covering such persons against certain liabilities incurred in their official capacities.

Item 26.          Business or Other Connections of Investment Adviser

                  The business of Berger Financial Group LLC ("BFG"), the investment adviser of the Fund, is described in the Prospectus under the heading "Organization of the Fund -- Investment Managers" and in the Statement of Additional Information in Section 4, which are included in this Registration Statement. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Management of the Fund" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities (if applicable) are: Lisa M. Steele is Vice President-Operations of BFG and, formerly, Senior Vice President-Transfer Agency of Janus Service Corporation; Ken Long is Vice President of BFG and, formerly, with Advanced Strategies Research Group at Barclays Global Investors; and Julie DiIorio is Vice President-Trading of BFG and, formerly, Vice President-Head of Domestic Equity Trading of Founders Asset Management. The address of businesses referenced include: BFG and Berger Distributors LLC at 210 University Boulevard, Denver, Colorado 80206.

                  The business of Perkins, Wolf, McDonnell & Company ("PWM"), the sub-adviser to the Berger Small Cap Value Fund, is also described in the Prospectus and in Section 4 of the Statement of Additional Information, which are included in this Registration Statement. Information relating to the officers and directors of PWM (current and for the past two years) is as follows: Robert H. Perkins is the President and Chief Investment Officer of PWM; and Greg E. Wolf is the Treasurer and Chief Operating Officer of PWM. The address of the business referenced is: 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604.

Item 27.          Principal Underwriter

                  (a) Investment companies for which the Fund's principal underwriter also acts as principal underwriter:

         Berger Growth Fund, Inc.
         Berger Large Cap Growth Fund, Inc.
         Berger Investment Portfolio Trust
            -   Berger Mid Cap Growth Fund
            -   Berger Small Company Growth Fund
            -   Berger Information Technology Fund
            -   Berger Mid Cap Value Fund
            -   Berger Small Cap Value Fund II
            -   Berger Balanced Fund
         Berger Omni Investment Trust
            -   Berger Small Cap Value Fund
         Berger Institutional Products Trust
            -   Berger IPT - Growth Fund
            -   Berger IPT - Large Cap Growth Fund
            -   Berger IPT - Small Company Growth Fund
            -   Berger IPT - International Fund
         Berger Worldwide Funds Trust
            -   Berger International Fund
            -   International Equity Fund
            -   Berger International CORE Fund

             (b)          For Berger Distributors LLC:

-------------------------------------------------------------------------------------------------------------------
       Name                                Positions and                            Positions and
                                           Offices with                             Offices with
                                            Underwriter                              Registrant
-------------------------------------------------------------------------------------------------------------------
Anthony R. Bosch                   President, CEO, Manager and Chief         Vice President
                                   Compliance Officer
-------------------------------------------------------------------------------------------------------------------
Brian S. Ferrie                    Vice President, Chief Financial Officer   Vice President
                                   and Treasurer
-------------------------------------------------------------------------------------------------------------------
Janice M. Teague                   Vice President and Secretary              Vice President and Assistant Secretary
-------------------------------------------------------------------------------------------------------------------
Andrew J. Iseman                   Manager                                   Vice President
-------------------------------------------------------------------------------------------------------------------
Sue Vreeland                       Assistant Secretary                       Secretary
-------------------------------------------------------------------------------------------------------------------

                  The principal business address of each of the persons in the table above is 210 University Boulevard, Denver, Colorado 80206.

                  (c)     Not applicable.

Item 28.          Location of Accounts and Records

                  The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

                       (a) Shareholder records are maintained by the
                           Registrant's transfer agent, DST Systems, Inc., P.O. Box 219958, Kansas City, Missouri 64121;

                       (b) Accounting records relating to cash and other money
                           balances; asset, liability, reserve, capital, income and expense accounts; portfolio securities; purchases and sales; and brokerage commissions are maintained by the Registrant's Recordkeeping and Pricing Agent, State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171. Other records of the Registrant relating to purchases and sales; the Declaration of Trust; minute books and other trust records; brokerage orders; performance information and other records are maintained at the offices of the Registrant at 210 University Boulevard, Denver, Colorado 80206.

                       (c) Certain records relating to day-to-day portfolio
                           management of the Fund are kept at the offices of Perkins, Wolf, McDonnell & Company, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604.

Item 29.          Management Services

                  None.

Item 30.          Undertakings

                  Not applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, and State of Colorado, on the 28th day of January, 2003.

                                     BERGER OMNI INVESTMENT TRUST
                                     (Registrant)

                                     By /s/ Jack R. Thompson
                                       -----------------------------------------
                                     Name: Jack R. Thompson
                                          --------------------------------------
                                     Title: President
                                           -------------------------------------

                    Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                                        Title                                                 Date
       ---------                                        -----                                                 ----
/s/ Jack R. Thompson                               President (Principal                                 January 28, 2003
---------------------------------                  Executive Officer)
Jack R. Thompson                                   and Trustee


/s/ Brian S. Ferrie                                Vice President (Principal                            January 28, 2003
--------------------                               Financial Officer)
Brian S. Ferrie



/s/ John A. Paganelli                              Vice President and Treasurer                         January 28, 2003
------------------------------------               (Principal Accounting
John A. Paganelli                                  Officer)


Dennis E. Baldwin*                                 Trustee                                              January 28, 2003
--------------------
Dennis E. Baldwin



Katherine A. Cattanach*                            Trustee                                              January 28, 2003
------------------------
Katherine A. Cattanach



Paul R. Knapp*                                     Trustee                                              January 28, 2003
--------------------
Paul R. Knapp

       Signature                                        Title                                                 Date
       ---------                                        -----                                                 ----
Harry T. Lewis, Jr.*                               Trustee                                              January 28, 2003
--------------------
Harry T. Lewis, Jr.



Michael Owen*                                      Trustee                                              January 28, 2003
--------------------
Michael Owen



William Sinclaire*                                 Trustee                                              January 28, 2003
--------------------
William Sinclaire



/s/  Albert C. Yates                               Trustee                                              January 28, 2003
------------------------------------
Albert C. Yates



*By:/s/  Jack R. Thompson
    ----------------------
Attorney-in-fact

                          BERGER OMNI INVESTMENT TRUST
                                  EXHIBIT INDEX

N-1A                                 EDGAR
Exhibit                              Exhibit
No.                                  No.                        Name of Exhibit
-------------                        ----------                 -----------------
(1)      Exhibit       23(a)-1                                  Amended and Restated Declaration of Trust
(2)      Exhibit       23(b)                                    Bylaws
         Exhibit       23(c)                                    Not applicable
(3)      Exhibit       23(d)-1                                  Form of Investment Advisory Agreement between the
                                                                Trust and Berger LLC
(14)     Exhibit       23(d)-1a                                 Form of Amendment to Investment Advisory Agreement
(4)      Exhibit       23(d)-2                                  Form of Sub-Advisory Agreement between Berger LLC
                                                                and Perkins, Wolf, McDonnell & Co.
(14)     Exhibit       23(d)-2a                                 Form of Amendment to Sub-Advisory Agreement
(5)      Exhibit       23(e)                                    Form of Distribution Agreement between the Trust
                                                                and Berger LLC
         Exhibit       23(f)                                    Not applicable
(6)      Exhibit       23(g)-1                                  Form of Custody Agreement between IFTC and the
                                                                Trust
(16)     Exhibit       23(g)-1a                                 Form of Assignment of Custody and Recordkeeping
                                                                and Pricing Agent Agreement
(16)     Exhibit       23(g)-2                                  Form of Amendment to Custody Agreement for
                                                                Foreign Custody
(17)     Exhibit       23(g)-2a                                 Form of Global and Domestic Custody Fee Schedule
(16)     Exhibit       23(g)-3                                  Form of Retirement Plan Custody Agreement
(17)     Exhibit       23(g)-3a                                 Form of Amendment to Retirement Plan Custody
                                                                Agreement
(18)     Exhibit       23(g)-3b                                 Form of 2nd Amendment to Retirement Plan Custody
                                                                Agreement
(7)      Exhibit       23(h)-1                                  Form of Administrative Services Agreement for
                                                                Berger Small Cap Value Fund
(8)      Exhibit       23(h)-2                                  Form of Recordkeeping and Pricing Agent Agreement
                                                                between IFTC and the Trust
(16)     Exhibit       23(h)-2a                                 Form of assignment of Recordkeeping and Pricing
                                                                Agent Agreement from IFTC to SSB
(17)     Exhibit       23(h)-2b                                 Form of Fee Schedule for Recordkeeping and Pricing
(9)      Exhibit       23(h)-3                                  Form of (Transfer) Agency Agreement between IFTC
                                                                and the Trust
(16)     Exhibit       23(h)-3a                                 Form of Assignment of Agency Agreement from IFTC
                                                                to DST
(17)     Exhibit       23(h)-4                                  Form of Line of Credit Agreement
(10)     Exhibit       23(i)                                    Opinion and consent of Counsel
*        Exhibit       23(j)         EX-99B.23(j)               Consent of PricewaterhouseCoopers LLP
         Exhibit       23(k)                                    Not applicable
(11)     Exhibit       23(l)                                    Investment Letters from Initial Stockholders
(12)     Exhibit       23(m)                                    Rule 12b-1 Plan for Berger Small Cap Value Fund
                                                                Investor Shares

N-1A                                 EDGAR
Exhibit                              Exhibit
No.                                  No.                        Name of Exhibit
-------------                        ----------                 -----------------
(13)     Exhibit       23(o)                                    Rule 18f-3 Plan for the Berger Small Cap Value
                                                                Fund
(14)     Exhibit        23(p)-1                                 Code of Ethics of the Berger Funds
(17)     Exhibit        23(p)-1a                                Amended Code of Ethics of the Berger Funds
(15)     Exhibit        23(p)-2                                 Code of Ethics of Berger LLC
(16)     Exhibit       23(p)-2a                                 Amended Code of Ethics of Berger LLC
(17)     Exhibit       23(p)-2b                                 Amended Code of Ethics of Berger LLC
(15)     Exhibit       23(p)-3                                  Code of Ethics of Berger Distributors LLC
(17)     Exhibit       23(p)-3a                                 Amended Code of Ethics of Berger Distributors LLC
(16)     Exhibit       23(p)-6                                  Code of Ethics for Perkins, Wolf, McDonnell and

                                                                Company
---------------------------

* Filed herewith

Filed previously as indicated below and incorporated herein by reference:
(1) Filed as Exhibit 1 with Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed December 16, 1996.
(2) Filed as Exhibit 2 with Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed December 16, 1996.
(3) Filed as Exhibit 5.1 with Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed December 16, 1996.
(4) Filed as Exhibit 5.2 with Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed December 16, 1996.
(5) Filed as Exhibit 6 with Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed December 16, 1996.
(6) Filed as Exhibit 8 with Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed December 16, 1996.
(7) Filed as Exhibit 9.2 with Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed December 16, 1996.
(8) Filed as Exhibit 9.3 with Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed December 16, 1996.
(9) Filed as Exhibit 9.4 with Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed December 16, 1996.
(10) Filed as Exhibit 10 with Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed April 30, 1996, and incorporated herein by reference
(11) Filed as Exhibit 13 with Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed April 30, 1996, and incorporated herein by reference
(12) Filed as Exhibit 15 with Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed December 16, 1996.
(13) Filed as Exhibit 18 with Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed December 16, 1996.
(14) Filed as Exhibit number listed with Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, filed January 28, 2000.
(15) Filed as Exhibit number listed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Berger Institutional Products Trust, filed April 28, 2000.
(16) Filed as Exhibit number listed with Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed on January 26, 2001.
(17) Filed as Exhibit number listed with Post-Effective Amendment No. 47 to Registration Statement on Form N-1A of the Berger Investment Portfolio Trust, filed on September 27, 2001.
(18) Filed as Exhibit number listed with Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, filed on January 28, 2002.